UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-03651

___________________Touchstone Strategic Trust-March Funds___________________

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
___________________Cincinnati, Ohio 45202-4203___________________

(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
___________________Cincinnati, Ohio 45202-4203___________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

March 31, 2023
Annual Report
Touchstone Strategic Trust
Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund)
Touchstone Sands Capital Emerging Markets Growth Fund
Touchstone Strategic Income Opportunities Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-26
Tabular Presentation of Portfolios of Investments (Unaudited)	27-29
Portfolios of Investments:
Touchstone Flexible Income Fund	30-34
Touchstone Focused Fund	35
Touchstone Growth Opportunities Fund	36
Touchstone Mid Cap Growth Fund	37
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund)	38-39
Touchstone Sands Capital Emerging Markets Growth Fund	40-41
Touchstone Strategic Income Opportunities Fund	42-46
Statements of Assets and Liabilities	47-48
Statements of Operations	49-50
Statements of Changes in Net Assets	52-53
Statements of Changes in Net Assets - Capital Stock Activity	54-57
Financial Highlights	58-64
Notes to Financial Statements	65-80
Report of Independent Registered Public Accounting Firm	81-82
Other Items (Unaudited)	83-90
Management of the Trust (Unaudited)	91-93
Privacy Protection Policy	95
This report identifies the Funds' investments on March 31, 2023. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report.  Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended March 31, 2023.
Rising inflation defined the economic backdrop in the U.S. and developed markets for much of the 12-month period. The U.S. Federal Reserve (“Fed”) initiated a series of federal funds rate hikes to combat persistent inflation. These rate hikes were steep in 2022 with four of the seven hikes at 75 basis points (“bps”) each, and then in February 2023 another 25 bps hike. In March 2023, despite two widely reported bank failures in the U.S. (Silicon Valley Bank and Signature Bank), the Fed continued with another 25 bps hike reinforcing its focus on inflation. While inflation has cooled since its peak in 2022, it is still well above the Fed’s target, and the economy has yet to show signs of significantly slowing. For example, unemployment is still near historic lows, job gains continue to be strong despite layoffs in the Information Technology (“IT”) sector, and income growth continues at a modest pace. However, outside the U.S., economic growth stalled as markets began adjusting to the Russian-Ukrainian conflict, and tightening credit policies. High inflation, slowing demand, and higher energy prices continued to dominate the global environment. International banks did not escape unscathed, as Credit Suisse, a Swiss-based investment bank, required a buyout from UBS to avoid a collapse in March of 2023.
The U.S. equity market, as measured by the S&P 500® Index, was down 7.73 percent over the 12-month period. Large and mid-capitalization stocks outperformed smaller capitalization peers.  From a style perspective, value outperformed growth across all cap sizes. The federal fund rate hikes more acutely affected growth stocks in 2022 due to higher implied growth rates and longer duration of earnings growth baked into their valuation multiples. As federal fund rate hikes slowed, growth stocks and mega-cap IT sector stocks rallied at the start of 2023. Outside of the U.S., both developed market and emerging market equities posted negative returns over the 12-month period.  However, developed market equities, as measured by the MSCI EAFE Index, were down 1.38 percent compared to emerging markets, measured by the MSCI Emerging Markets Index, which were down 10.70 percent.
In the fixed income markets, the federal fund rate hikes, and persistent inflation pushed shorter maturity yields up on the yield curve compared to longer maturities. Because of rising rates, the more duration-sensitive Bloomberg U.S. Aggregate Bond Index (“Agg”) declined 4.78 percent over the twelve-month period.  Credit spreads for non-investment-grade bonds performed slightly better, declining 3.47 percent during this period, with the ICE Bank of America U.S. Cash Pay High Yield Index slightly outperforming the Agg. Both fixed income indexes had positive returns in the first quarter 2023 as the Fed signaled rate hikes were nearing an end, inflation began to slow, and economic conditions remained relatively stable.
We are reminded, especially in periods like these, of the importance of the steady hand of financial professionals who help build trustworthy investment strategies, and caution on the risk of trying to time the market. We believe that volatile environments create opportunities for active managers to add value, especially those that are Distinctively Active with high Active Share.  We greatly value your continued support. Thank you for including Touchstone Investments as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Flexible Income Fund
Sub-Advised by Bramshill Investments, LLC
Investment Philosophy
The Touchstone Flexible Income Fund (the “Fund”) seeks total return through a combination of income and capital appreciation by investing primarily in income producing securities. The Fund’s sub-advisor, Bramshill Investments, LLC, implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. The sub-advisor seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, U.S. Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2023. The Fund’s total return was -2.39% (calculated excluding the maximum sales charge) while the total return of the benchmark was -4.78%.
Market Environment
A rising inflation theme defined the economic backdrop in the U.S. and developed markets for much of the 12-month period. The U.S. Federal Reserve (“Fed”) initiated a series of federal funds rate hikes to combat persistent inflation. These rate hikes were steep in 2022 with four of the seven hikes at 75 basis points (“bps”) each.  In 2023, the Fed dialed down to a 25 bps hike in February. In March, despite two widely reported bank failures in the U.S. (Silicon Valley Bank and Signature Bank of New York), the Fed continued with another 25 bps hike reiterating their focus on price stability. While inflation has cooled since its peak in 2022, it is still well above the Fed’s target inflation. Despite rates having risen drastically over the year, the economy has yet to show signs of being adversely impacted. Unemployment is still near the historic lows we experienced in 2022, job gains continue to be strong despite layoffs in the Information Technology sector, and income growth continues at a modest pace.
In the fixed income markets, the previously mentioned federal funds rate hikes and persistent inflation pushed shorter maturity yields up more compared to longer maturities on the yield curve. Because of these rising rates, the more duration-sensitive Bloomberg U.S. Aggregate Bond Index (“Agg”) declined -4.78% over the 12-month period. Credit spreads for non-investment-grade bonds performed relatively better with the ICE Bank of America U.S. Cash Pay High Yield Index slightly outperforming the Agg, by declining -3.47% over the same period. Yet, both fixed income indexes had positive returns in the first quarter as the Fed signaled they were nearing an end to the rate hikes, inflation began to slow, and economic conditions have remained relatively stable. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress and massive stimulus measures were implemented across the world.
Portfolio Review
A significant portion of the Fund, as of the end of the 12-month period, was invested across Preferred Securities (“PFD”) and Agency Commercial Mortgage Backed Securities (“ACMBS”) holdings. The broader PFD asset class generically consists of low coupon, fixed-for-life perpetuals, which were down during the 12-month period and were generally found to be unattractive. However, we see value in our PFD exposure that is centered on securities with fixed coupons for 5 years (at issuance) and then reset at a spread off U.S. Treasuries (“UST”), thus mitigating interest rate risk. Our PFD holdings of less rate sensitive, fixed-to-reset structures screen, are extremely cheap in our quantitative models when compared to both fixed-for-life PFDs and corporate credit. The ACMBS positions are generally backed by loans on multi-family residential housing properties originated by U.S. government agencies, which have been performing well fundamentally compared to other commercial sectors such as retail or lodging, which we are actively avoiding, as we do not like the fundamentals of those subsectors.
Credit spreads tightened into the end of the period from the wides experienced during 2022. However, all-in credit yields have more than doubled across the capital structure within many sectors of the market due to the sharp move in benchmark yields. Lastly, credit spreads are nowhere near the wides they have reached in previous recessionary cycles. The Fund’s bond holdings maintained a large allocation to short maturity, high quality investment grade structured securities such as Asset-Backed, Commercial and Residential Mortgage-Backed Securities. Our structured bond team was able to identify good relative valuation, highly-rated investment opportunities as corporate credit spreads remained at narrow levels for much of the 12-month period. As the market sell-off took place at the end of the period, we identified more corporate bond investment opportunities but did not make large, material re-allocations. A large allocation to cash and short-term U.S. Treasury securities for the 12-month period was

Management's Discussion of Fund Performance (Unaudited) (Continued)
a slight drag on performance, until the significant market sell-off in March. With the sell-off and investors buying safe assets such as cash and U.S. Treasury securities across the yield curve, this allocation helped to off-set declines from the previously-mentioned credit exposures in the portfolio.
We deployed credit hedges, opportunistically during the 12-month period, to counter a portion of our high yield credit exposure. We hedged with various positions in an Exchange-Traded Fund (“ETF”) referencing the S&P 500® Index.  We also deployed rate hedges, opportunistically during the year to counter a portion of the duration exposure. We hedged with short positions in 30-year UST, short positions in iShares 20 Plus Year Treasury Bond ETF (“TLT”), as well as long call options and short put options on TLT.
Finally, we remained wary of investments in lower credits and/or with longer durations and focused instead on 1) rotating into shorter, higher quality investments or 2) building our cash and cash equivalents. The following are more specific commentary on each of the 5 primary asset segments or buckets the Fund invests.
The Fund’s PFD allocation remained the largest asset class over the 12-month period but we decreased the weight as a percentage of Fund assets.  We continue to favor our PFD holdings, which are shorter in duration than the rest of the PFD universe due to their high back-end resets and short call dates (e.g. 2024 or 2025). Although our shorter duration securities were not able to avoid some negative price action given the severe sell-off experienced during 2022, we were able to incrementally add to our exposure during the fourth quarter of 2022 as rates began to stabilize and as opportunities presented themselves. We invested in a few new issues during the end of the period, which came with significant concessions to the existing market. Moving into the first quarter of 2023, we paired back some of the PFD positions to redeploy capital into short-dated Treasuries.
During the 12-month period, we reduced the Fund’s Investment Grade Securities allocation to both corporate bonds and structured securities.  The Fund’s Investment Grade Corporate allocation declined as we continue to like the positions we hold for their credit and carry. We have added several low dollar price Investment Grade bonds to portfolio. We will continue to monitor price action and look to put capital to work if they reach our downside price targets. We will look to add to this asset class on a tactical basis. The Investment Grade Structured Products Securities allocation also declined as we are converting our cash and monthly distributions from our shorter duration and/or amortizing Investment Grade Structured Products Securities into cash and short-dated UST Bills in order to optimize liquidity.
The Fund’s High Yield allocation declined during the 12-month period.  As the Fed continues to signal that fighting inflation is their primary objective, we have subsequently reduced our High Yield corporate exposure. The High Yield index yielding north of 8% seems attractive, however, spreads are just fair value, especially in an economic environment where we believe earnings may reset lower with the potential of slowdown in gross domestic product and economic activity.  We see some pockets of opportunities in High Yield starting to develop, through short term tactical trades via liquid products or longer-term opportunities up the cap structure in select secured bonds BB’s with strong credit metrics trading north of 8%.  Regarding High Yield Structured securities, we continue to feel constructive with the risk/reward of these securities, as we stay focused predominantly on housing related transactions that have good fundamentals, which historically provides a low probability of default with relatively low duration and high current income. However, we did reduce exposure in High Yield Structured securities during the first quarter of 2023, redeploying the capital to short-dated Treasuries and cash.
The Fund’s Municipal Bond allocation decreased slightly over the 12-month period.  Although it’s an asset class susceptible to an increase in long term rates, we see relative value opportunities in closed end funds which trade at double digit discounts to net asset value ("NAV") and offer approximately 5%+ yields. We cautiously added some incremental exposure late in 2022 as tax loss selling pushed many of these funds to attractive levels. However, we reduced exposure slightly in the first quarter of 2023.
Overall, the Fund’s combined allocation to both cash and short-dated UST increased significantly during the 12-month period.  We continue to remain patient and look to further aggregate cash flows generated from the securities held by the Fund and may continue to reinvest any cash flows received into short-dated UST and/or other short duration investments in order to prepare for any corrections and/or better entry points.  We increased our investment in short-dated UST during the fourth quarter of 2022 and the first quarter of 2023 to take advantage of higher yields as compared to the Fund’s money market sweep fund.
The Fund’s duration at the end of the 12-month period was approximately 2.7 years versus the Bloomberg U.S. Aggregate Bond Index of approximately 6.3 years. The Fund is positioned with a lower duration than the benchmark purposefully as we wanted to stay in shorter solid credits to protect from any spread volatility and/or large moves up in benchmark interest rates. This has allowed us to experience less negative performance during periods of sell-offs in UST.
Outlook
In general, the greatest headwind to the portfolio is the same thing that is protecting us from inflation, rising UST yields, credit deterioration, etc.; it is the fact that we are running lower duration and more cash than our peers. We believe we would likely underperform in the short term, a modest amount, if there were a large move lower in yields without a commensurate widening of spreads. Although we have a high yielding portfolio, we are underweight risk and duration.

Management's Discussion of Fund Performance (Unaudited) (Continued)
In our view, the Fed’s 475 bps of tightening since the beginning of 2022 has still not fully impacted the U.S. consumer (i.e. a decrease in demand). Although the banking failures/crisis caused a short-term rally in UST rates, we expect the Fed may eventually want to digest the resulting deteriorating metrics over the next few months after reaching their terminal rate (currently anticipated to be in the low-to-mid-5% area). Lastly, since we anticipate fundamentals deteriorating more than the Fed is expecting, we anticipate UST short-term rates may further decline ahead of the Fed’s decision to pivot back to an easing schedule (the opposite of when rates sold-off months ahead of the Fed’s tightening schedule). We are constantly monitoring rates, as we are aware that our largest allocations in Preferred Securities and ACMBS can be somewhat sensitive to longer UST.
We continue to be weary and avoid highly credit sensitive asset classes (e.g. generic High Yield), although they are currently much more fairly priced on a risk-adjusted basis than they have been the past few years. In our view, we will remain tentative to rotate into such investments as they have a meaningfully higher probability of default. We will look to take advantage of investment opportunities in this space on a tactical basis.
As always, we remain diligent and patient as we are focused on avoiding any positions that have the potential to suffer from extreme illiquidity, which could be caused by an unforeseen event.
We do not see any obvious fundamental issues in any of the asset classes / sectors that we are currently invested in.  Many of the asset classes / sectors we are invested in experienced their all-time tights during 2021. Although some spreads have widened to somewhat fair or even cheap values from their 2021 tights (all-time tights in some sectors), they did not gap out to cyclical wides during 2022 and the first quarter 2023. Most of the higher yields achieved since the beginning of 2022 have been borne through the widening of benchmark rates instead. We envision that some downside (i.e. spread widening) may still exist as fundamentals may deteriorate over the course of 2023. We feel that we are conservatively positioned for further downside with a large amount of cash and cash equivalents at the end of the first quarter of 2023. We anticipate allocating our liquidity (cash and cash equivalents) into more optimal risk-adjusted returns on a tactical basis. We believe that our active portfolio management methodologies will be important to add to returns and reduce risk.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Flexible Income Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Flexible Income Fund	1 Year	5 Years	10 Years
Class A	-5.60%	0.93%	2.07%
Class C	-4.09%	1.35%	2.07%
Class Y	-2.14%	2.36%	2.93%
Institutional Class	-2.04%	2.49%	3.04%
Bloomberg U.S. Aggregate Bond Index	-4.78%	0.91%	1.36%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount

Management's Discussion of Fund Performance (Unaudited) (Continued)
equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Focused Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Focused Fund (the “Fund”)  seeks to provide investors with capital appreciation by investing in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage,  economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Russell 3000® Index, for the 12-month period ended March 31, 2023. The Fund’s total return was -6.52% (calculated excluding the maximum sales charge) while the benchmark’s total return was -8.58%.
Market Environment
For the 12-month period ended March 31, 2023, the performance of the U.S. equity market with the Russell 3000® Index was negative. Investors grappled with significant inflation, corresponding restrictive policy from the U.S. Federal Reserve (“Fed”), and geopolitical conflict most notably in Ukraine and Russia. The benchmark sectors that led the market higher during the period were Energy and Consumer Staples. The Real Estate sector was the worst performer for the index, followed by the Communication Services, Consumer Discretionary, and Financials sectors.
Portfolio Review
Within the Fund’s portfolio, the sectors that outperformed the most relative to the benchmark include Consumer Staples, Energy, Materials, Health Care, Industrials, Financials, Communication Services, Information Technology, and Consumer Discretionary sectors. The only sector where the Fund underperformed the benchmark was the Real Estate sector. Stock selection positively added to relative performance.
The three stocks that contributed the most to performance were Coca-Cola Femsa S.A.B. de C.V. ("Coca-cola Femsa") (Consumer Discretionary sector), Hubbell Inc. ("Hubbell") (Industrials sector), and Monster Beverage Corp. ("Monster") (Consumer Discretionary sector). Coca-Cola Femsa shares outperformed over the period primarily due to accelerating volume expansion and  supply chain efficiency improvement throughout the year. Hubbell shares outperformed as the company generated strong results over the year benefiting from the necessary grid enhancements to support the secular trend toward electrification. Monster shares outperformed during the period as the company was able to pass  through price increases to help offset inflationary cost pressures during the period while maintaining unit growth.
The three stocks that detracted the most from performance were Allegiant Travel Co. ("Allegiant") (Industrials sector), Jones Lang LaSalle Inc. ("JLL") (Real Estate sector), and Bank of America Corp. ("Bank of America") (Financials sector). Allegiant shares underperformed on concerns travel spend will eventually not be able to keep up with rising costs. JLL shares underperformed primarily due to higher interest rates challenging capital market activity, which pressured JLL’s transaction-oriented businesses. Bank of America shares underperformed primarily due to investor concern about higher expenses and lower net interest margin with a potential rate peak in the near term.
As the period ended, the Fund’s portfolio had an overweight in the Communication Services, Health Care, and Financials sectors and an underweight in the Information Technology, Energy, Industrials, Materials, and Real Estate sectors. The weight in the Consumer Discretionary and Consumer Staples sectors were roughly  in line with that of the index. The Fund held no positions in the Utilities sector.
Outlook and Conclusion
During the first quarter of 2023, the U.S. equity market continued to rebound from the 2022 downturn. Despite lingering recession risk and two large bank failures during the period, the equity market rallied as interest rates pulled back and inflation climbed less than expected. Investors are now debating whether this is a  sustainable market transition or simply another bear market rally. In our view, much of the last year’s tightening has not been digested by the real economy. Soft landings are typically preceded by the easing of lending standards while hard landings are preceded by the tightening of lending standards. We believe bank lending standards will continue to tighten. Fed expectations changed significantly over the first quarter of 2023, but the inflation data complicates near term decision making for the Fed. Therefore, the path for a soft landing remains narrow and we

Management's Discussion of Fund Performance (Unaudited) (Continued)
continue to see indications of the slowdown we thought was likely in the back half of 2022 and into 2023 mainly due to the lag effects of higher interest rates and higher prices. The labor market and consumer spending have been resilient due to elevated pandemic savings. However, with sustained tight financial conditions, we see additional downside risk to growth.
Based on our outlook, we have been gradually de-risking the portfolio. Last year (2022), for example, we sold one of the two recently failed banks (Signature Bank) due to our concerns about its performance in a de-risking market resulting from higher interest rates. In addition, we have moved the portfolios into higher return on capital and higher barrier to entry businesses with pricing power, increased our defensive exposure, and increased our cash position. We believe this conservative risk posture will benefit the portfolio going forward.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index
Average Annual Total Returns**
Touchstone Focused Fund	1 Year	5 Years	10 Years
Class A	-11.20%	9.02%	10.40%
Class C	-8.15%	9.48%	10.40%
Class Y	-6.26%	10.65%	11.37%
Institutional Class	-6.21%	10.71%	11.47%
Russell 3000® Index	-8.58%	10.45%	11.73%
S&P 500® Index	-7.73%	11.19%	12.24%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Growth Opportunities Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Growth Opportunities Fund  (the “Fund”) seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1 to 3 year period. The Fund’s subadvisor, Westfield Capital Management Company, L.P., looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended  March 31, 2023.  The Fund’s total return was -11.34% (calculated excluding the maximum sales charge), while the total return of the benchmark was -10.88%.
Market Environment
A rising inflation theme defined the economic backdrop in the U.S. for much of the 12-month period. The U.S. Federal Reserve (“Fed”) initiated a series of federal funds rate hikes to combat persistent inflation. These rate hikes were steep in 2022 with four of the seven hikes at 75 basis points (“bps”) each.  In 2023, the Fed dialed down to a 25 bps hike in February. In March 2023, despite two widely reported bank failures in the U.S. (Silicon Valley Bank and Signature Bank), the Fed continued with another 25 bps hike, reiterating their focus on price stability. While inflation has cooled since its peak in 2022, it is still well above the Fed’s target inflation. Despite rates having risen drastically over the year, the economy has yet to show signs of being adversely impacted. Unemployment is still near the historic lows we experienced in 2022, job gains continue to be strong despite layoffs in the Information Technology sector, and income growth continues at a modest pace.
Portfolio Review
The Fund’s performance was primarily driven by positive stock-specific returns during the trailing 12-month period ended March 31, 2023. Additionally, common factors were also modestly additive to the Fund’s performance.  The Fund benefitted from being underweight size, while the portfolio faced a headwind from being overweight value. Given our growth-at-a-reasonable-price investment philosophy, we are typically overweight both value and growth.
The Fund’s Consumer Discretionary sector allocation was the largest positive contributor over the period.  The largest global electric vehicle (“EV”) manufacturer and growing energy generation and storage provider, Tesla Inc., ("Tesla") was the largest relative contributor over the year due to our underweight positioning versus the benchmark.  The Fund’s portfolio benefitted as the stock significantly underperformed over the period due to a combination of weakening global demand signals for their EVs, primarily in China, and Tesla founder Elon Musk’s perceived distraction from the company and substantial stock sales related to his recent Twitter acquisition.  Despite the short-term drawdown, Tesla remains a dominant player in the growing EV market with significant competitive advantages and vertical integration capabilities that new entrants have had notable difficulty emulating.
The Fund’s Health Care sector exposure also contributed positively to relative performance during the period, primarily driven by strong stock performance. Precision oncology company, Turning Point Therapeutics, Inc., ("Turning Point") was the top relative contributor within the sector.  The company released better-than-expected early clinical trial data of their TRIDENT-1 study, which highlighted their drug candidate Repotrectinib as a potential best-in-class ROS1+ agent.  The results also showed that this agent would be used for a longer duration than the initial consensus expectations forecasted, adding to the peak sales potential.  This aided in lifting the company’s share price, and our conviction in the name was validated when Bristol Myers Squibb announced they would be acquiring Turning Point for a substantial premium to the stock’s prior closing price.
The Fund’s Communication Services sector exposure represented the top detracting sector from relative results over the period. Cloud-based sales and marketing information, leadership and development provider, ZoomInfo Technologies, was a top detracting stock within the sector over the period.  The company underperformed after missing third-quarter 2022 billings and reducing their full-year 2022 guidance, citing a worsening macro environment.  Shortly following their quarterly report, the company then guided down their 2023 estimates at a conference, putting substantial downward pressure on the stock price.  We exited our position following these events based on deteriorating conviction in our original thesis.
We continue to believe having a balance of high-quality cyclical and secular growth companies will provide results that are more consistent over time.  Depending on the market environment and where we are finding the best earnings growth opportunities, we

Management's Discussion of Fund Performance (Unaudited) (Continued)
will tilt the portfolio to take advantage of the current opportunity set.  Over the past year, we have taken advantage of market volatility to upgrade quality in the portfolio and purchase some of our wish list names at attractive valuations.
The Fund’s largest sector change was in Information Technology (“IT”) where we reduced exposure during the last year, which was primarily due to the Global Industry Classification's ("GICS") rebalance of Financial Technology companies from Information Technology Services to the Financial Services industry group within the Financials sector. Despite the change in exposure, the sector remains the Portfolio’s largest absolute exposure and we continue to think that IT has an attractive secular backdrop and that the innovation in the sector should be rewarded.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the strategy and sector exposures are the result of our fundamental conviction in individual companies.
Outlook
Amidst slowing growth and persistent volatility over the last 12-months, embracing quality has yielded strong results and we believe that the backdrop will continue over the balance of the year as it did in the first quarter.  Market headwinds remain and we believe that the turbulence will continue throughout 2023.  We remain focused on what we can control: sticking to evaluating fundamentals with a bias towards quality growth.  We favor cash flows and durable earnings over long-duration assets and leverage, all else equal.  We are also looking across the market for opportunities where beaten down stocks with fantastic growth prospects now trade at compelling prices.  We have positioned portfolios to both endure the volatility, but also participate in improving conditions should that occur.  As always, our portfolio positioning will evolve alongside our market expectations as we progress throughout the year.
We believe that companies with strong underlying earnings growth that trade at reasonable valuations will be favored at the expense of high multiple momentum growth stocks.  If the market environment plays out like we think it will, with rising interest rates and rising inflation, we believe that earnings multiples may compress with the most pronounced impact being felt by those companies with the longest duration assets most heavily influenced by discount rates.  In addition, falling correlations are increasing the importance and impact of good stock picking.  With persistent inflation likely for the near future, our focus will remain on high-quality operators with pricing power, which are positioned advantageously for uncertain input costs and continued supply chain disruptions. We believe having a balanced portfolio of secular and cyclical growth will lead to results that are more consistent over time and market environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index
Average Annual Total Returns**
Touchstone Growth Opportunities Fund	1 Year	5 Years	10 Years
Class A	-15.77%	10.76%	11.60%
Class C	-12.85%	11.24%	11.59%
Class Y	-11.13%	12.36%	12.55%
Institutional Class	-11.02%	12.48%	12.66%
Russell 3000® Growth Index	-10.88%	13.02%	14.16%

Management's Discussion of Fund Performance (Unaudited) (Continued)
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Growth Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Mid Cap Growth Fund (the “Fund”) seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. The Fund’s sub-advisor, Westfield Capital Management Company, L.P., looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2023. The Fund’s total return was -13.36% (calculated excluding the maximum sales charge), while the total return of the benchmark was -8.52%.
Market Environment
A rising inflation theme defined the economic backdrop in the U.S. for much of the 12-month period. The U.S. Federal Reserve (“Fed”) initiated a series of federal funds rate hikes to combat persistent inflation. These rate hikes were steep in 2022 with four of the seven hikes at 75 basis points (“bps”) each.  In 2023, the Fed dialed down to a 25 bps hike in February. In March 2023, despite two widely reported bank failures in the U.S. (Silicon Valley Bank and Signature Bank), the Fed continued with another 25 bps hike reiterating their focus on price stability. While inflation has cooled since its peak in 2022, it is still well above the Fed’s target inflation. Despite rates having risen drastically over the year, the economy has yet to show signs of being adversely impacted. Unemployment is still near the historic lows we experienced in 2022, job gains continue to be strong despite layoffs in the Information Technology (“IT”) sector, and income growth continues at a modest pace.
Portfolio Review
Common factors were modestly additive to the portfolio’s performance during the trailing 12-month period ending March 31, 2023.  In particular, the Funds’ portfolio benefitted from being underweight volatility, which was the worst performing factor during the period.  The performance for the period was primarily driven by stock specific weakness within the IT and Communication Services sectors.
The IT sector was the largest detractor from relative performance over the year. Customer service platform Zendesk, Inc. ("Zendesk") was the top detracting stock within the portfolio over the period. Shares of Zendesk traded lower in the second quarter of 2022 as their sales process resulted in a much lower than expected valuation multiple. However, in June 2022, it was announced that an investor group led by investment firms Permira and Hellman & Friedman would be acquiring the company at a 34% premium. Following this news, we exited the position, but the stock still weighed on performance for the year. Disruptive network security pioneer, Zscaler Inc., ("Zscaler") also detracted from relative results over the period.  Shares drifted lower following the release of quarterly earnings in which they did not meet investor expectations. Following two disappointing quarterly results, we decided to exit our position in Zscaler as we grew concerned about management’s tone on demand and felt it was no longer the best use of capital.
The Communication Services sector also detracted from relative results over the period. Cloud-based sales and marketing information, leadership, and development provider, ZoomInfo Technologies, was the top detracting stock within the sector over the period.  The company underperformed after missing third quarter billings and reducing their full-year 2022 guidance, citing a worsening macro environment.  Shortly following their quarterly report, the company then guided down their 2023 estimates at a conference, putting substantial downward pressure on the stock price.  We exited our position following these events based on deteriorating conviction in our original thesis.
However, the Consumer Discretionary sector was the top relative contributor over the period. The outperformance was driven by strong stock performance.  Tapestry, Inc., ("Tapestry") a provider of luxury accessories and lifestyle brands, was the top contributing name in the sector during the period.  Tapestry outperformed after demonstrating substantial pricing power for their Coach brand with limited pushback from their customers. We believe significant price increases in the overall handbag market may continue to provide a favorable backdrop for several of Tapestry’s brands, including Kate Spade, which has grown to approximately 20% of revenues for the company. Additionally, we believe Tapestry’s falling freight costs, favorable foreign exchange changes, and the potential recovery in China may all act as tailwinds for the stock moving forward. Ulta Beauty, Inc, ("Ulta Beauty") a beauty products retailer, also contributed to relative results over the period as the company benefitted from strong execution and recovering demand for beauty products as consumer behaviors normalize with people returning to work, dining out and traveling. Given the

Management's Discussion of Fund Performance (Unaudited) (Continued)
relative strength, we sold our position in Ulta Beauty as the stock approached our internal price target and rotated the capital into other names, which have more attractive risk/rewards, in our opinion.
The Industrials sector also contributed positively to relative and absolute performance during the year, primarily driven by strong stock selection. The Fund’s portfolio holdings across Electrical Equipment, Aerospace & Defense, Trading Companies & Distributors and Commercial Services & Supplies Industries all generated positive relative returns over the period. WESCO International, Inc., ("WESCO") a distributor of electrical products, was the top contributing name within the group over the period. Shares of WESCO traded higher following better than expected quarterly results with sales and earnings beating investor expectations.
We continue to believe having a balance of high-quality cyclical and secular growth companies may provide results that are more consistent over time.  Depending on the market environment and where we are finding the best earnings growth opportunities, we will tilt the portfolio to take advantage of the current opportunity set.  Over the past year, we have taken advantage of market volatility to upgrade quality in the portfolio and purchase some of our wish list names at attractive valuations.
The Fund’s largest sector change was in Information Technology where we reduced exposure during the last year, primarily within Software and Semiconductor & Semiconductor Equipment Industry. Despite these changes, the sector remains the Fund’s largest absolute exposure and we are in line with the benchmark’s exposure. We continue to think that the IT sector has a great secular backdrop and that the innovation within the sector should be rewarded.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the strategy and sector exposures are the result of our fundamental conviction in individual companies.
Outlook and Conclusion
Amidst slowing growth and persistent volatility over the last 12 months, embracing quality has yielded strong results and we believe that backdrop will continue over the balance of 2023 as it did in the first quarter.  Market headwinds remain and we believe that turbulence will continue throughout 2023.  We remain focused on what we can control: sticking to evaluating fundamentals with a bias towards quality growth.  We favor cash flows and durable earnings over long-duration assets and leverage, all else equal.  We are also looking across the market for opportunities where beaten down stocks with fantastic growth prospects now trade at compelling prices.  We have positioned portfolios to both endure the volatility, but also participate in improving conditions should that occur.  As always, our portfolio positioning will evolve alongside our market expectations as we progress throughout the year.
We believe that companies with strong underlying earnings growth that trade at reasonable valuations will be favored at the expense of high multiple momentum growth stocks.  If the market environment plays out like we think it will, with rising interest rates and rising inflation, we believe that earnings multiples may compress with the most pronounced impact being felt by those companies with the longest duration assets most heavily influenced by discount rates.  In addition, falling correlations are increasing the importance and impact of good stock picking.  With persistent inflation likely for the near future, our focus will remain on high-quality operators with pricing power, which are positioned advantageously for uncertain input costs and continued supply chain disruptions. We believe having a balanced portfolio of secular and cyclical growth will lead to results that are more consistent over time and market environments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Growth Fund - Class A* and the Russell Midcap® Growth Index
Average Annual Total Returns**
Touchstone Mid Cap Growth Fund	1 Year	5 Years	10 Years
Class A	-17.69%	7.89%	10.47%
Class C	-14.90%	8.28%	10.45%
Class Y	-13.15%	9.43%	11.41%
Institutional Class	-13.03%	9.53%	11.50%
Class R6*	-12.93%	9.59%	11.53%
Russell Midcap® Growth Index	-8.52%	9.07%	11.17%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was February 10, 2020. Class R6 shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to February 10, 2020. The returns have been restated for fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund)
Sub-Advised by Rockefeller & Co., LLC
Investment Philosophy
The Touchstone Non-US ESG Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World Ex-USA Index, for the 12-month period ended March 31, 2023. The Fund’s total return was -3.50% (calculated excluding the maximum sales charge), while the total return of the benchmark was -5.07%.
Market Environment
The stock markets were weak and volatile during this period with equities in the U.S. and Asia Pacific declining while equities in Europe posted a low single-digit rise during the 12-month period ending March 31, 2023. The 12-month period was heavily influenced by surging inflation, a byproduct of aggressive U.S. Federal Reserve (“Fed”) monetary policy during the pandemic.  Additionally, the Russia-Ukraine war has created an environment of energy insecurity in the Eurozone and has contributed to economic deterioration in the region.  New COVID cases continue to linger globally but high vaccination rates and low fatality rates have desensitized the markets to COVID related news outside of China where Zero-COVID Policy persisted for the majority of the year.
The Fed initiated a rate hiking cycle in March 2022, nearly a year after the Consumer Price Index (“CPI”) broke through 3.0% and the Fed has been playing catchup ever since.  The dynamic of inflation and the federal funds rate had a significant impact on the equity markets with moments of elevated volatility around economic data releases.  High inflation rates would weigh on consumer sentiment with the University of Michigan Consumer Sentiment Index collapsing from 70.6 in December 2021 to 50.0 by June 2022, but has subsequently improved since the 9.1% June 2022 CPI reading.
The invasion of Ukraine and the subsequent sanctions against Russian entities exacerbated the global inflation problem.  Brent crude prices spiked north of $100/barrel, European gas prices tripled on the onset of the Russian attack and grain prices soared.  However, key commodity prices have fallen from summer highs as economic growth decelerated, a relatively contained conflict in Ukraine, and a warm start to winter.
Several notable political events occurred during the fourth quarter, 2022.  First, Liz Truss officially resigned as U.K. Prime Minister on October 20th, 2022 after her poorly designed fiscal plan disrupted the financial markets and the British pound in September 2022.  The transition to a more pragmatic Rishi Sunak has been viewed favorably supporting a recovery in the British pound and equities.  Second, the Chinese government concluded the 20th party congress at the end of October 2022, which resulted in a sharp decline in Chinese equities.  In essence, Xi Jinping remains in control with potentially greater authority given that the current Politburo members are long standing allies.
Prospects of China re-opening proved to be a powerful driver of Chinese equity markets, which snapped back from October 2022 lows as the central government pivoted from Zero-COVID Policy to re-open their economy. While the country may have faced some temporary challenges in the wake of spiking infections near-term, the prospects on the other side of the infection hump look promising as stimulative policies potentially take hold.  European markets performed well in the fourth quarter of 2022, and we believe that export-oriented European companies stand to benefit from a China opening.
As mentioned earlier, a mild European winter and fuel switching by general industry have resulted in higher European gas storage levels heading into warmer months as compared to the 5-year average.  Better than expected energy supplies and prospects of slowing global economies have negatively affected the energy markets while alleviating inflationary pressures during the period. Oil and gas prices have retraced the majority of 2022 gains with Brent Crude currently trading near levels seen prior to the Russian invasion of Ukraine while natural gas is down significantly.
Global equity markets recovered from mid-October 2022 lows with the benchmark rising 23% to close out the year. The markets began to rally after the U.S. CPI reading on October 13, 2022, although higher than expectations, suggesting a deceleration in the coming months. Subsequent CPI releases in November and December of 2022 validated the peak inflation view. The Fed raised

Management's Discussion of Fund Performance (Unaudited) (Continued)
rates in-line with expectations by a cumulative 125 bps during the calendar fourth quarter and appeared to be relaxing their hawkish stance, aiding the recovery in equity markets globally.
Global equity markets experienced a strong start during the month of January 2023 supported by investor confidence in the disinflation trajectory.  The other contributor to equity performance was the continued re-opening of the Chinese economy.  While infection rates rose across the country and likely detracted from worker productivity in the first quarter 2023.  This will potentially set up for a stronger summer rebound in consumption and business investments.  As broader Asia re-opens, the impact on global economies should be favorable.  Surprisingly strong Non-Farm Payrolls in early February of 2023, as well as Core Personal Consumption Expenditures later in the month drove a retreat in equity markets, as resilient U.S. economic data altered investor expectations of near-term interest rates which inflected higher (+80bps on the 2-Year) and the prospects of Fed easing later this year dissipated.
The benchmark posted a gain during the quarter ending March 31, 2023 despite the turbulence in the Financials sector.  The swift collapse of Silvergate Bank, Silicon Valley Bank, and Signature Bank raised doubts about the solvency of U.S. regional banks.  During the period Feb 28, 2023 to March 17, 2023, the S&P 500® Financials index fell as investors fled the sector given the uncertain outlook.  This fear permeated into the European markets and acutely affected Credit Suisse, which was already struggling prior to the US regional bank run.
Portfolio Review
The Fund outperformed the benchmark on a relative basis, due to positive stock selection contributions from Financial and Industrial sectors offset by Consumer Discretionary and Communication Services.  On a regional basis, North America was the largest contributor while Asia detracted during the period.
Financials was the largest contributing sector with notable performance from Swedbank AB ("Swedbank") during the 12-month period. Swedbank benefitted from expectations that rate hikes in Sweden since June 2022 are likely to positively contribute to Swedbank’s Net Interest Income.  In addition, the company’s Capital Markets Day in early December 2022 showcased a credible path to higher return on equity, which was favorably received, and a step up from previous levels.  The Industrials sector was broadly positive with companies tied to construction, Compagnie de Saint-Gobain; trade, Deutsche Post; and energy transition ABB Ltd., Schneider Electric; contributing.
Consumer Discretionary, led by weakness in Alibaba Group Holdings ("Alibaba") and automotive stocks Continental AG; Denso Corp., and Volkswagen AG, was the largest detracting sector.  Alibaba's weakness stems from government policies that restricted the activities of companies with perceived monopolistic characteristics.  In addition, China’s Zero-COVID Policy held back economic activity for the majority of the period, which weighed on returns.  Automotive stocks lagged during the period as production recovery remained muted in an environment still recovering from component shortages.
In the second quarter of 2022, the Fund initiated several new positions during the period, including TotalEnergies SE ("TotalEnergies"), Chevron Corp., ("Chevron") and Comerica Inc. ("Comerica"). The Energy sector is undergoing its next Golden Age due to the simultaneous benefit of tightening global supply and increasing demand. These two factors have pushed the price of oil higher by nearly 50% from a year ago, resulting in record profits out of the Energy sector. We believe the current environment could last longer than expected, and even at significantly lower oil prices TotalEnergies and Chevron may produce enormous amounts of cash flow. Given our outlook, we believe both companies are currently trading at inexpensive valuations.
TotalEnergies is a French multinational integrated energy and petroleum company with a strong climate action strategy, including a net zero by 2050 target, alignment with executive compensation incentives, and capital allocation to renewable energy and electrification initiatives. These initiatives reflect the company’s risk management capabilities and robust transition plan to renewables, electricity production and distribution.
Chevron, a U.S.-based multinational energy corporation, is the best-positioned American supermajor oil company related to its carbon transition plan. The company has made internal improvements in reducing greenhouse gas emissions, water efficiency, and other environmentally sustainable initiatives.
Comerica, based in the U.S., is one of the country’s largest regional banks with significant exposure to faster growing geographies like Texas, Florida, and Arizona. We believe Comerica's solid loan portfolio coupled with its strong underwriting business and capital levels, make the bank a compelling investment. Given the current environment, its exposure to rising rates is also a positive. Trading at approximately 11 times earnings, 1.5 times price to book value, and a 3% dividend yield, we view the current valuation as attractive. Comerica’s most material ESG issues center on responsible finance, cyber security, and corporate compliance. We are constructive on the improvements the company has made as a result of our engagement on compliance and data privacy following a controversy and subsequent lawsuit alleging fraud in a prepaid debit card program.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund exited Martin Marietta Materials over concerns of the impact of higher interest rates on property valuations. Enel SpA and Vonovia SE were also sold in lieu of opportunities that are more attractive.
In the third quarter of 2022, the Fund initiated a position in the London Stock Exchange (“LSEG”), a leading U.K.-based stock exchange and data company. The group operates a range of international equity, ETF, bond and derivatives markets. LSEG also owns 53% of electronic bond trading platform Tradeweb.  LSEG provides financial indexing, benchmarking, and analytic services as well as data services, research, and analytics. The company also offers post trade, risk management services, and develops technology solutions, including trading, market surveillance and post trade systems. We have a constructive long-term view on LSEG as we believe the company is at a positive inflection point for organic growth in its data and analytics segment (~2/3 of overall revenues). In addition, LSEG is still driving efficiencies from their recent acquisition of Refinitiv, a provider of financial markets data and infrastructure, which we believe may lead to higher margins over time. The company is a leader in ESG with data and ratings on over 10,000 companies globally using 450 data inputs. LSEG also introduced over 400 climate governance scores in 2021.
The Fund exited Continental AG during the 12-month period as we grew increasingly concerned over their future profitability given risks from a possible recession in Europe, a slowdown in consumer spending, a rapid increase in energy costs and rising wage inflation. E-Mart Inc. was also sold in lieu of opportunities that are more attractive.
In the fourth quarter of 2022, the Fund initiated several new positions including Deutsche Telekom, AIA Group ("AIA"), and BNP Paribas.
Deutsche Telekom is a German-based telecom operator but most of the market value is derived from their U.S. division (T-Mobile). The domestic operation trades at 2.5 times EBITDA based on the value of T-Mobile shares, which, in our view, seems too low. Additionally, we believe shares of Deutsche Telekom offer compelling capital return potential as cash flow ramps up in the U.S. as they complete a two-year long integration and network transition. Our future ESG engagement activity with Deutsche Telekom will focus on the oversight of U.S. data security and alignment of best practices between operating locations.
AIA a Chinese-based multinational insurance and finance corporation, was established in Shanghai over 100 years ago and is now the largest Pan-Asian life insurance group. They have a presence in 18 markets with 100% focus on Asia. AIA meets the long-term savings and protection needs of individuals offering products such as savings accounts, traditional life insurance, and accident and health policies. AIA has shown strong performance over time, growing operating profit after tax every year from 2017 to 2021. Over that timeframe, after-tax operating profit has grown 38% while total weighted average premium income has grown by 40%. With strong market positions across major Asian life insurance markets, we believe AIA stands to benefit from growing wealth across China, Hong Kong, Thailand, Malaysia, India, and the Philippines. Human capital management is a potential area for engagements; however, it is encouraging to see that its employee turnover rate appears to be significantly lower than its competitors.
BNP FP, a French international banking group, is one of the largest banking franchises in Europe and a top 10 financial institution in the world. The company has a balanced business mix with 44% of revenue coming from net interest income and 56% from fees such cards, investment banking, and trading. BNP FP has a strong track record of 7% tangible book value compound annual growth rate for 15 years and was profitable through the Great Financial Crisis of 2008. The BNP FP has a diverse business model with approximately 35% of revenues coming from non-interest sources and a growth mindset with 3-cross divisions targeted to add €2B of revenues by 2025. The differentiation for BNP FP comes from its strong corporate client franchise, which should see a recovery from more hedging and foreign exchange activity. We see opportunities for greater disclosure of social metrics by racial diversity as they currently have for gender diversity. Once those social metrics are reported, we hope to encourage BNP FP to craft goals to increase racial diversity.
The Fund exited positions in Intact Financial, KB Financial Group, and Tencent to fund more attractive opportunities.
In the first quarter of 2023, the Fund initiated two new positions during the period in Amadeus IT Group ("Amadeus") and Rentokil Initial plc ("Rentokil").
Amadeus, based in Spain, is a leading software solution provider for the airline industry with a ~40% share of the air travel agency distribution market and ~50% share in passenger service system. The company has steadily been winning market share from smaller competitors, yet we view its valuation as still depressed from the disruptions to travel demand induced by the pandemic. We believe Amadeus stands to benefit from recoveries in Airline Information Technology spending, global travel volume, and idiosyncratic market share gains across business segments. Engagement targets will focus on talent attraction and retention and data privacy, as these are top material issues for the company.
Rentokil is a leading pest control company based in the U.K. We believe Rentokil is a very durable business in any economic environment given its non-discretionary nature and the potential for upside to synergy targets from their acquisition of Terminix, a competitor in the U.S. Rentokil has a positive ESG profile with strong corporate governance and an improving environmental impact as they increase the usage of environmentally friendly chemicals in its operations.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund exited Panasonic Holdings during the period to fund opportunities that are more attractive.
Outlook and Conclusion
Tightening monetary policy has decelerated economic growth in recent quarters while investor concerns pertaining to the health of the financial system linger. We believe the recent events are unique to a small cohort and contagion risks at this point remain limited. We believe it is reasonable to assume that tightening lending standards, higher funding costs, and regulatory scrutiny will dampen global growth. We also believe that the current situation pales in comparison to the Great Financial Crisis of 2008 given that larger institutions are well capitalized and subjected to stress test to mitigate liquidity and solvency issues.
We continue to have confidence in companies exhibiting strong balance sheets, durable business models, and idiosyncratic growth drivers, including positive pricing dynamics and volume recovery associated with China, and believe they stand to outperform.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Non-US ESG Equity Fund - Class A*, the MSCI All Country World Index and the the MSCI All Country World Ex USA Index
Average Annual Total Returns**
Touchstone Non-US ESG Equity Fund	1 Year	5 Years	10 Years
Class A	-8.31%	3.84%	7.52%
Class C	-5.16%	4.20%	7.48%
Class Y	-3.27%	5.34%	8.43%
Institutional Class*	-3.31%	5.33%	8.45%
MSCI All Country World Index	-7.44%	6.93%	8.06%
MSCI All Country World Ex - USA Index	-5.07%	2.47%	4.17%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was May 4, 2015. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 2015. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Index measures the equity market performance of developed and emerging markets.
MSCI All Country World Ex USA Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.

Management's Discussion of Fund Performance (Unaudited) (Continued)
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Emerging Markets Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Emerging Markets Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Markets countries. The Fund’s sub-advisor, Sands Capital Management, LLC ("Sands Capital"), uses a “bottom-up” approach to Investment selection, as opposed to sector or regional allocations that focuses on a company’s long-term Business fundamentals. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.
Fund Performance
The Fund (Class A Shares) underperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2023. The Fund’s total return was -15.35% (calculated excluding the maximum sales charges), while the total return of the benchmark was -10.70%.
Market Environment
Emerging Markets growth equities declined during the 12-month period.  The sell-off was broad-based, with 20 of 25 country constituents trading lower, along with all but one sector. Taiwan, China, and Korea were the largest country detractors from the index’s results, offsetting modest contributions from Mexico, Turkey, and Greece.  Financials and Information Technology (IT) were the top sector detractors, together accounting for a majority of the index’s decline. Consumer Staples was the lone sector contributor to the benchmark’s results.
Portfolio Review
The Fund underperformed the benchmark for the 12-month period.  Security selection drove the underperformance, offsetting positive contributions from country and sector allocation and from currency effect.  From a country perspective, Kazakhstan and Argentina contributed most to relative results, while Brazil and China were the top detractors.  From a sector perspective, Consumer Discretionary and Consumer Staples contributed most, while Financials and Communication Services were top detractors.
The top individual absolute contributors to investment results for the period include MercadoLibre Inc. ("MercadoLibre") (Consumer Discretionary sector, Brazil), Britannia Industries Ltd. (Consumer Staples, India), Anta Sports Products Ltd. (Consumer Discretionary, China), Kaspi.KZ JSC ("Kaspi") (Financials, Kazakhstan), and Haidilao International Holdings (Consumer Discretionary, China).
MercadoLibre shares rebounded in 2023’s first quarter, following its worst calendar-year investment results since 2008. The business’ fourth-quarter 2022 results, reported in February, validated our positive view on the business’ growth prospects. Margin leverage—our main insight—was visible in the 11-percentage point increase in operating margins. Importantly, the improved profitability did not come at the expense of growth, as overall gross merchandise volume expanded 35% year-over-year on a constant-currency basis.
Kaspi continues to execute on our core thesis of gaining share across its key verticals while leveraging its leadership position to unlock new monetization opportunities. We saw evidence of this in its 2022 fourth-quarter results, as the business exceeded our expectations with 36% revenue growth and 37% net income growth year-over-year.
The top individual absolute detractors include Bajaj Finance Ltd. ("Baja") (Financials sector, India), XP Inc. ("XP") (Financials sector, Brazil), and Sea Ltd. ("Sea") (Communications Service sector, Singapore).
Bajaj shares traded lower as investors feared slowing growth, rising competition in the consumer durables segment, and increased reliance on new lending segments where the company is less established. We continue to see a long runway for growth. Bajaj accounts for less than 2%  of total credit in India today, and even if it delivers on its growth targets, would only account for 3% share by fiscal 2027. We maintain high conviction that Bajaj will be able to sustain annual earnings growth in excess of 25% over the next five or more years. We could see upside to these estimates from additional operating leverage and fee generation from the company’s digital initiatives.

Management's Discussion of Fund Performance (Unaudited) (Continued)
XP remains a highly compelling long-term growth story, in our view, as its investment platform continues to accumulate market share at the expense of the incumbent banks while it layers on additional cross sell opportunities. However, over the near term, this secular growth opportunity has been overwhelmed by the macro headwinds in Brazil; namely, higher inflation and interest rates, which have crimped demand for higher-margin investment products and services.
Sea shares fell alongside other unprofitable high-growth businesses in 2022. Shares began to recover in 2023’s first quarter after the business reported a strong quarter, highlighted by its first-ever profitable quarter at the group level. Importantly, this profitability did not come at the expense of growth, as revenue for its gaming, ecommerce, and digital financial services verticals all exceeded our expectations.
Outlook and Conclusion
We continue to believe that selectivity—and a focus on long-term business fundamentals—will be key for emerging market equity investors. Over the past decade, the MSCI Emerging Markets Index has lagged the returns of developed-market indices.  This has occurred even despite faster economic growth among the MSCI Emerging Markets’ largest country constituents. This underperformance, coupled with a seeming lack of diversification benefit amid periods of broader equity market stress, has caused some to question the benefit of Emerging Markets equity exposure.  We continue to find businesses that meet our criteria in emerging markets. Below are some of the key considerations for investors, in our view:
The index’s results obscure the attractive investment results from a select group of businesses over the 12-month period.
Emerging markets can have market structures that uniquely enable local monopolies to exist, while dissuading competition.
Emerging market equities can provide access to differentiated growth drivers, given differing levels of development relative to developed markets.
Meaningful emerging market growth opportunities might not be captured in the MSCI Emerging Markets Index.
ESG improvement and engagement impact could be greater in emerging markets than in developed markets.
Looking ahead, concerns about economic growth, geopolitics, and central bank activity are likely to weigh on investors’ minds and keep volatility elevated. Amid this environment, we are encouraged by the financial strength of our portfolio. Emerging Markets Growth tends to invest in businesses with strong cash balances and unit economics and with less debt than the average index constituent. In the case of businesses choosing to depress near-term profits through reinvesting cash flows, we believe these decisions will result in opportunities for stronger long-term profitability that is broadly underestimated by the market consensus.
It’s this financial strength that allows businesses to improve their competitive position. In recent years, low interest rates supported fierce competition across several industries as businesses without the underlying profitability to fund their growth often received ample external capital. In the higher rate environment, many sub-scale businesses are reducing spending due to slowing capital availability, benefitting industry leaders with the financial strength to self-fund growth initiatives.
As long-term investors, we realize the fundamental progress of our businesses is often overwhelmed in the near-term by macro-driven changes in investor sentiment. This dynamic was on display in 2020 through 2022 as businesses largely delivered results in-line with our pre-pandemic estimates to become fundamentally stronger, despite valuations that are often back to multi-year lows. For this reason, we believe risk-reward outlook for the Fund is attractive and are encouraged by the underpinnings of secular growth that support this view.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Emerging Markets Growth Fund - Class A* and the MSCI Emerging Markets Index
Average Annual Total Returns**
Touchstone Sands Capital Emerging Markets Growth Fund	1 Year	5 Years	Since Inception*
Class A	-19.56%	-1.11%	2.73%
Class C	-16.91%	-0.85%	2.55%
Class Y	-15.13%	0.19%	3.60%
Institutional Class	-15.11%	0.27%	3.68%
Class R6	-15.03%	0.23%	3.63%
MSCI Emerging Markets Index	-10.70%	-0.91%	2.24%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class R6 shares and Institutional Class shares was November 16, 2018, November 16, 2018, May 9, 2014, April 26, 2021 and May 9, 2014, respectively. Class A shares and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to November 16, 2018. Class R6 shares performance information was calculated using the historical performance of Class Y shares for periods prior to April 26, 2021. The returns have been restated for sales loads and fees applicable to Class A shares, Class C shares and Class R6 shares. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Strategic Income Opportunities Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Strategic Income Opportunities Fund (the “Fund”) seeks a high level of current income with a focus on capital preservation by investing primarily in public fixed income securities. The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), employs a high conviction, yield-oriented investment approach with a relatively focused number of issuers, coupled with sector diversification and diligent risk management resulting in attractive risk-adjusted returns via high levels of income.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2023.  The Fund’s total return was -3.44% compared to the benchmark’s total return of -4.78%.
Market Environment
The past 12 months were characterized by increased volatility and high uncertainty amid persistently high inflation, tightening financial conditions, and increased geopolitical conflicts.
Treasury yields moved sharply higher across the curve during the period, with short-term rates moving along with U.S. Federal Reserve’s ("Fed") funds rate hikes and at a faster pace than long-term rates, with the 10 Year Treasury yield rising from 2.34% to 3.47% during the 12-month period.  As inflation remained stubbornly high, the Fed raised the federal funds rate by 4.5% during the 12 month period.  Credit spreads were volatile during the period and ended wider as economic concerns and recession risks increased. Higher interest rates and wider spreads resulted in negative returns across fixed income sectors.
To start 2023, markets were sanguine about growth, inflation, and future Fed rate hikes.  This calm was upended in February 2023, by strong economic data, highlighted by a blowout jobs report and firm inflation readings.  Interest rates rose sharply and credit spreads widened as markets built in more Fed tightening and  increasing concerns over a future recession.  In March 2023, the failure of Silicon Valley Bank and Signature Bank, and the forced merger of Credit Suisse and UBS shifted the narrative to strains within the U.S. financial system (especially in regional banks) that could create a negative feedback loop for the broader economy. Interest rates fell sharply and credit spreads widened further as future prospects were reassessed.  Policymakers stepped in to limit immediate systemic risk, but the tightening in credit conditions as a result of these events may negatively impact growth over the coming quarters.  Recession risk is elevated and  expectations for the path of the Fed funds rate has fallen sharply to end the quarter.
Amid this volatility and stress in the banking sector, consumer spending thus far has remained resilient.  The labor market continued to post healthy job gains and wage growth in the first quarter.  Solid consumer income, supplemented by excess savings from pandemic-era programs, supports growth, but there is risk to the  downside as the cumulative effect of Fed tightening is felt and banks further constrain credit in the economy.
The outlook for business spending is also challenged.  Manufacturing surveys have been consistently weak for the past several months, indicating near-zero growth. The service sector is relatively strong when compared to manufacturing, but overall spending is expected to continue trending lower.  Global growth has proven to be a positive surprise, providing somewhat of a positive offset. Europe avoided a recession amid a mild winter and the outlook for China is brighter as they reopen from COVID restrictions. Importantly, inventories are plentiful and supply chains have largely normalized, removing barriers that affected businesses for several quarters. Also, normalizing supply chains resulted in lower downstream inflation pressures to consumer goods.
In late 2022, inflation readings showed convincing deceleration for both headline and core inflation.  Data released in January 2023, combined with revisions to prior data, indicated the deceleration was less impressive than previously thought.  Although inflation in goods, prices continued to slow, sticky components of inflation, (including shelter costs) showed little signs of improvement. Also, strength in the labor market heightened concern that inflation that is correlated to wages, would remain firm.  After raising rates 25 basis points at the February 2023 Federal Open Market Committee meeting, the Fed also indicated that interest rates may have to rise  further than previously thought, prompting Treasury yields to rise sharply. In March 2023, stress in the banking system caused a reversal of these higher expectations of the Fed funds rates.
Portfolio Review
Interest rate positioning was the primary driver of outperformance versus the benchmark.  The Fund maintains a shorter duration bias compared to the benchmark.  Interest rates rose materially over the 12-month period, resulting in outperformance as the strategy was positioned with a shorter duration compared to the  benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Sector allocation was a neutral factor during the period.  An overweight allocation to High Yield detracted but was offset by an allocation to Investment Grade Credit and Securitized Debt. Security selection was a negative factor for relative performance during the period.  This was primarily due to underperformance within  Securitized Debt and Investment Grade Credit.
The Fund reduced risk over the 12-month period.  The largest changes in positioning were reductions to High Yield, Preferred, and CMBS, with a subsequent increase to Treasuries.  Towards the end of 2022 and beginning of 2023, credit spreads tightened across most sectors, and we reduced allocations to these sectors as  the risk budget target was lowered, taking a more risk averse posture. The Fund also added a position in High Yield Swap protection to reduce overall volatility exposure to the High Yield sector and reduce risk. This reduction in risk reflects the increased concern over a slowing economy and possible recession, yet inflation has remained resilient and the Fed has tightened financial conditions materially.  The Fund took advantage of strength within these sectors to reduce risks and reposition appropriately.
The Fund ended the 12-month period with less duration than the benchmark at 4.7 years compared to 6.3 years for the benchmark. This positioning is consistent with the historical range of 4 to 5 years for the Fund. Compared to the benchmark, duration positioning added to returns during the period. Interest rates moved materially higher during the period, resulting in positive relative return due to being short duration compared to the benchmark.
Yield curve positioning was a neutral contributor to performance.  The flattening yield curve detracted from performance during the first 9 months of the period as the Fed aggressively raised rates, but this was reversed as the curve steepened during the first quarter of 2023.  In March 2023, as the stress in the banking sector intensified, interest rates declined, led by the short end of the yield curve – the Fund benefitted as it was positioned for a steeper yield curve.
Outlook and Conclusion
The Fund is targeting a modest overweight to spread risk. Although recession risk is elevated, the overweight is supported by credit valuations that are generally fair between the 50-60 percentile relative to history and economic growth that has remained resilient in spite of a number of headwinds.
Looking ahead, risks are focused on the cumulative effects of Fed tightening and recent banking sector stress on growth and inflation.  Overall growth has slowed to below-trend pace over recent quarters, but downside risk is elevated as credit availability is tightened.  Inflation has declined from the high levels of 2022, but remains well above target.  The Fed has aggressively raised rates to combat inflation and continue to indicate restrictive policy until inflation is on a convincing lower trajectory.  Credit tightening, slowing growth and tight monetary policy represents the biggest risk to markets.  Recession risk has increased, but we still believe a recession will likely be relatively shallow and short-lived.  As our view of the economy and monetary policy changes, we will adjust positioning as these risks evolve.
The Fund’s sector positioning reflects our overall positive outlook on valuations, attractive relative value, and opportunities within each sector.  From a portfolio duration perspective, we will maintain our slight long duration bias through an allocation to long duration TIPS (real yields).  We believe that the growth and inflation outlook may continue to bias interest rates lower over the next several months.
We believe the Fund is positioned to perform well in a stable to improving market environment. We believe an overweight to credit sectors should benefit investors, as valuations are generally fair at current levels.  The Fund continues to generate an above average yield through a high conviction multi-sector approach, and should perform well in a stable environment through its excess carry. The Fund’s yield has risen to historically high levels and should help offset potential risks. In today’s volatile and uncertain environment, the Fund provides a compelling solution for fixed income investors due to its flexible and risk-oriented approach.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Strategic Income Opportunities Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Strategic Income Opportunities Fund	1 Year	5 Years	10 Years	Since Inception
Class A	-6.58%	0.55%	1.50%	5.14%
Class C	-5.05%	0.82%	1.31%	4.88%
Class Y*	-3.19%	1.78%	—	2.13%
Institutional Class*	-3.35%	—	—	-4.87%
Bloomberg U.S. Aggregate Bond Index	-4.78%	0.91%	1.36%	4.42%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was January 29, 2015 and July 19, 2021, respectively. The returns of the Index are based on the inception date of the AIG Strategic Bond Fund (the "Predecessor Fund") which merged into the Touchstone Strategic Income Opportunities Fund effective July 17, 2021.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Tabular Presentation of Portfolios of Investments (Unaudited)
March 31, 2023
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Flexible Income Fund

Credit Quality*(% of Fixed Income Securities)
A/A	1.9%
BBB/Baa	69.6
BB/Ba	15.4
Not Rated	13.1
Total	100.0%
Credit Quality*(% of Preferred Stocks)
AAA/Aaa	46.3%
AA/Aa	1.5
A/A	4.2
BBB/Baa	5.9
BB/Ba	7.2
B/B	0.2
Cash Equivalents	34.7
Total	100.0%
Sector Allocation**(% of Net Assets)
Fixed Income Securities	53.4%
Preferred Stocks
Financials	5.6
Utilities	1.1
Energy	0.3
Investment Funds	5.8
Short-Term U.S. Treasury Obligations	29.4
Short-Term Investment Funds	7.2
Other Assets/Liabilities (Net)	(2.8)
Total	100.0%
Touchstone Focused Fund

Sector Allocation**(% of Net Assets)
Information Technology	22.6%
Health Care	15.4
Financials	14.2
Consumer Discretionary	10.3
Communication Services	10.2
Industrials	8.4
Consumer Staples	6.6
Energy	2.6
Real Estate	2.2
Materials	1.5
Short-Term Investment Fund	6.0
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%
Touchstone Growth Opportunities Fund

Sector Allocation**(% of Net Assets)
Information Technology	37.0%
Health Care	15.1
Consumer Discretionary	13.4
Communication Services	8.1
Industrials	7.5
Financials	6.6
Consumer Staples	4.3
Materials	2.5
Energy	1.3
Real Estate	0.9
Short-Term Investment Funds	4.8
Other Assets/Liabilities (Net)	(1.5)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Mid Cap Growth Fund

Sector Allocation**(% of Net Assets)
Information Technology	26.1%
Industrials	20.0
Health Care	18.8
Consumer Discretionary	14.9
Financials	7.6
Materials	3.2
Energy	3.0
Consumer Staples	1.7
Communication Services	1.2
Real Estate	1.0
Short-Term Investment Fund	3.7
Other Assets/Liabilities (Net)	(1.2)
Total	100.0%
Touchstone Non-US ESG Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
France	18.6%
Japan	15.0
United Kingdom	13.9
Sweden	7.3
Germany	6.3
Switzerland	4.7
Singapore	3.8
India	3.7
South Korea	3.7
Taiwan	3.7
United States	3.2
Spain	2.6
Hong Kong	2.0
Canada	1.9
Ireland	1.7
Netherlands	1.7
Denmark	1.5
Thailand	0.9
Preferred Stocks	2.2
Short-Term Investment Funds	6.7
Other Assets/Liabilities (Net)	(5.1)
Total	100.0%
Touchstone Sands Capital Emerging Markets Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
India	29.1%
China	20.9
Brazil	16.6
Taiwan	5.7
Singapore	5.6
Hong Kong	4.0
South Korea	3.5
Indonesia	3.2
United States	2.4
Argentina	2.3
Kazakhstan	1.7
Thailand	1.6
Rights	0.0
Short-Term Investment Funds	4.0
Other Assets/Liabilities (Net)	(0.6)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Strategic Income Opportunities Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	16.9%
AA/Aa	2.3
A/A	15.1
BBB/Baa	39.8
BB/Ba	14.7
B/B	8.8
CCC	1.7
CC	0.2
Not Rated	0.5
Total	100.0%
Sector Allocation**(% of Net Assets)
Corporate Bonds	49.6%
Asset-Backed Securities	16.5
U.S. Treasury Obligations	15.8
Common Stocks
Financials	1.4
Information Technology	0.8
Industrials	0.8
Materials	0.6
Energy	0.4
Consumer Staples	0.4
Health Care	0.4
Communication Services	0.4
Commercial Mortgage-Backed Securities	4.0
Sovereign Government Obligations	3.1
Non-Agency Collateralized Mortgage Obligations	3.0
Agency Collateralized Mortgage Obligations	0.5
Preferred Stocks
Financials	0.2
Rights	0.0
Short-Term Investment Funds	1.3
Other Assets/Liabilities (Net)	0.8
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Flexible Income Fund – March 31, 2023
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 25.2%
$ 47,209,195	FHLMC Multifamily Structured Pass Through Certificates, Ser K109, Class X1, 1.582%, 4/25/30(A)(B)(C)	$ 4,068,111
34,452,932	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X1, 1.697%, 4/25/30(A)(B)(C)	3,128,943
7,005,157	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X3, 3.404%, 6/25/48(A)(B)(C)	1,279,491
28,800,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class XAM, 1.868%, 4/25/30(A)(B)(C)	3,069,158
34,631,602	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X1, 1.571%, 5/25/30(A)(B)(C)	3,029,008
19,436,545	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X3, 3.178%, 4/25/48(A)(B)(C)	3,377,282
35,663,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class XAM, 1.798%, 5/25/30(A)(B)(C)	3,759,932
66,738,811	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X1, 1.434%, 5/25/30(A)(B)(C)	5,386,990
15,300,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X3, 3.004%, 7/25/48(A)(B)(C)	2,513,769
10,630,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class XAM, 1.665%, 5/25/30(A)(B)(C)	1,041,676
10,743,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K113, Class XAM, 1.585%, 6/25/30(A)(B)(C)	1,005,797
19,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K114, Class X3, 2.736%, 8/25/48(A)(B)(C)	2,903,698
21,702,896	FHLMC Multifamily Structured Pass Through Certificates, Ser K115, Class X3, 2.958%, 9/25/48(A)(B)(C)	3,524,333
26,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K116, Class X3, 3.021%, 9/25/47(A)(B)(C)	4,365,569
39,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K117, Class XAM, 1.433%, 9/25/30(A)(B)(C)	3,440,426
24,368,853	FHLMC Multifamily Structured Pass Through Certificates, Ser K118, Class X3, 2.693%, 10/25/48(A)(B)(C)	3,672,674
4,900,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K119, Class X3, 2.728%, 9/25/48(A)(B)(C)	755,646
11,576,808	FHLMC Multifamily Structured Pass Through Certificates, Ser K120, Class X3, 2.740%, 11/25/48(A)(B)(C)	1,761,217
16,073,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K121, Class X3, 2.772%, 11/25/48(A)(B)(C)	2,528,206
9,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K122, Class X3, 2.631%, 1/25/49(A)(B)(C)	1,439,413
7,569,056	FHLMC Multifamily Structured Pass Through Certificates, Ser K123, Class X3, 2.628%, 2/25/49(A)(B)(C)	1,143,812
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 25.2% (Continued)
$ 9,255,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K124, Class X3, 2.620%, 2/25/49(A)(B)(C)	$ 1,382,843
16,150,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K125, Class X3, 2.653%, 2/25/49(A)(B)(C)	2,448,374
38,058,448	FHLMC Multifamily Structured Pass Through Certificates, Ser K127, Class X3, 2.653%, 3/25/49(A)(B)(C)	5,853,907
18,230,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K128, Class X3, 2.781%, 4/25/31(A)(B)(C)	2,943,642
10,595,456	FHLMC Multifamily Structured Pass Through Certificates, Ser K130, Class X3, 3.097%, 8/25/48(A)(B)(C)	2,009,692
41,864,611	FHLMC Multifamily Structured Pass Through Certificates, Ser K130, Class XAM, 1.215%, 7/25/31(A)(B)(C)	3,439,529
10,451,281	FHLMC Multifamily Structured Pass Through Certificates, Ser K131, Class X3, 2.947%, 9/25/31(A)(B)(C)	1,888,725
29,501,666	FHLMC Multifamily Structured Pass Through Certificates, Ser K132, Class X3, 2.888%, 8/25/31(A)(B)(C)	5,264,062
9,413,138	FHLMC Multifamily Structured Pass Through Certificates, Ser K134, Class X3, 2.660%, 10/25/49(A)(B)(C)	1,561,884
219,708,581	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class X1, 0.398%, 12/25/31(A)(B)(C)	5,493,725
21,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class X3, 2.826%, 12/25/31(A)(B)(C)	3,744,306
96,839,687	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class XAM, 0.568%, 12/25/31(A)(B)(C)	3,822,727
19,801,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K137, Class X3, 2.879%, 1/25/49(A)(B)(C)	3,593,664
31,585,759	FHLMC Multifamily Structured Pass Through Certificates, Ser K139, Class X3, 3.036%, 2/25/49(A)(B)(C)	6,093,070
97,300,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K139, Class XAM, 0.767%, 2/25/32(A)(B)(C)	5,378,666
31,370,856	FHLMC Multifamily Structured Pass Through Certificates, Ser K140, Class X3, 2.945%, 3/25/49(A)(B)(C)	5,863,960
10,400,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K143, Class X3, 3.140%, 4/25/50(A)(B)(C)	2,071,883
5,835,659	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1515, Class X3, 3.680%, 3/25/38(A)(B)(C)	1,631,599
18,435,033	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1516, Class X3, 3.457%, 10/25/38(A)(B)(C)	4,643,276
34,242,500	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X1, 1.324%, 7/25/35(A)(B)(C)	3,774,859
52,485,811	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X3, 3.284%, 8/25/38(A)(B)(C)	13,603,063

Touchstone Flexible Income Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 25.2% (Continued)
$ 11,201,391	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1519, Class X3, 2.800%, 12/25/38(A)(B)(C)	$ 2,569,136
54,863,818	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1520, Class X1, 0.472%, 2/25/36(A)(B)(C)	2,234,603
5,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1520, Class X3, 3.092%, 4/25/39(A)(B)(C)	1,265,070
53,917,146	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1521, Class X1, 0.980%, 8/25/36(A)(B)(C)	4,659,218
15,100,238	FHLMC Multifamily Structured Pass Through Certificates, Ser K739, Class X3, 2.807%, 11/25/48(A)(B)(C)	1,539,734
16,196,664	FHLMC Multifamily Structured Pass Through Certificates, Ser K741, Class X3, 2.448%, 3/25/49(A)(B)(C)	1,507,498
16,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K742, Class X3, 2.595%, 4/25/28(A)(B)(C)	1,665,131
9,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K743, Class X3, 2.954%, 6/25/49(A)(B)(C)	1,156,645
39,018,396	FHLMC Multifamily Structured Pass Through Certificates, Ser K744, Class X3, 2.967%, 8/25/49(A)(B)(C)	4,990,933
47,774,075	FHLMC Multifamily Structured Pass Through Certificates, Ser K745, Class X3, 2.674%, 9/25/49(A)(B)(C)	5,660,898
146,903,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K745, Class XAM, 1.011%, 9/25/28(A)(B)(C)	6,839,040
155,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K746, Class XAM, 0.586%, 10/25/28(A)(B)(C)	4,326,965
52,159,495	FHLMC Multifamily Structured Pass Through Certificates, Ser K747, Class X3, 2.549%, 12/25/49(A)(B)(C)	6,130,493
30,283,347	FRESB Mortgage Trust, Ser 2020-SB79, Class X1, 1.088%, 7/25/40(A)(B)(C)	1,180,430
42,609,123	FRESB Mortgage Trust, Ser 2020-SB81, Class X1, 1.039%, 10/25/40(A)(B)(C)	1,733,441
35,412,860	FRESB Mortgage Trust, Ser 2021-SB82, Class X1, 1.074%, 10/25/40(A)(B)(C)	1,186,395
50,895,371	FRESB Mortgage Trust, Ser 2021-SB83, Class X1, 0.867%, 1/25/41(A)(B)(C)	1,730,733
28,696,375	FRESB Mortgage Trust, Ser 2021-SB84, Class X1, 0.505%, 1/25/41(A)(B)(C)	663,489
70,449,270	FRESB Mortgage Trust, Ser 2021-SB85, Class X1, 0.392%, 3/25/41(A)(B)(C)	1,629,893
81,753,194	FRESB Mortgage Trust, Ser 2021-SB87, Class X1, 0.649%, 4/25/41(A)(B)(C)	2,326,630
82,435,466	FRESB Mortgage Trust, Ser 2021-SB88, Class X1, 0.714%, 5/25/41(A)(B)(C)	2,497,407
130,797,082	FRESB Mortgage Trust, Ser 2022-SB94, Class X1, 0.057%, 11/25/41(A)(B)(C)	2,345,388
137,685,881	FRESB Multifamily Structured Pass Through Certificates, Ser 2021-SB86, Class X1, 0.336%, 3/25/41(A)(B)(C)	2,944,426
63,769,569	FRESB Multifamily Structured Pass Through Certificates, Ser 2021-SB89, Class X1, 0.596%, 6/25/41(A)(B)(C)	1,713,342
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 25.2% (Continued)
$ 3,826,553	GNMA, Ser 2012-147, Class IO, 0.550%, 4/16/54(A)(B)(C)	$ 48,634
9,393,367	GNMA, Ser 2016-110, Class IO, 0.923%, 5/16/58(A)(B)(C)	379,868
19,868,270	GNMA, Ser 2016-158, Class IO, 0.758%, 6/16/58(A)(B)(C)	681,599
12,335,494	GNMA, Ser 2016-52, Class IO, 0.766%, 3/16/58(A)(B)(C)	408,437
15,200,790	GNMA, Ser 2017-76, Class IO, 0.791%, 12/16/56(A)(B)(C)	631,786
16,026,868	GNMA, Ser 2017-94, Class IO, 0.586%, 2/16/59(A)(B)(C)	548,133
	Total Agency Collateralized Mortgage Obligations	$210,898,002
	Corporate Bonds — 24.9%
	Financials — 11.6%
6,406,000	Ally Financial, Inc., Ser B, 4.700%(D)	4,596,305
16,454,000	Ally Financial, Inc., Ser C, 4.700%(D)	10,900,775
3,410,000	Bank of America Corp., 6.250%(D)	3,329,013
3,340,000	Bank of New York Mellon Corp. (The), Ser G, 4.700%(D)	3,160,539
20,570,000	Charles Schwab Corp. (The), Ser G, 5.375%(D)	19,490,075
2,585,000	Citigroup, Inc., 5.000%(D)	2,416,975
6,809,000	Citigroup, Inc., 7.375%(D)	6,704,141
4,388,000	Citigroup, Inc., Ser W, 4.000%(D)	3,836,560
12,054,000	Citizens Financial Group, Inc., Ser F, 5.650%(D)	10,402,163
6,244,000	Fifth Third Bancorp, Ser L, 4.500%(D)	5,414,399
6,667,000	JPMorgan Chase & Co., 3.220%, 3/1/25	6,522,620
8,316,000	Lincoln National Corp., Ser C, 9.250%(D)	8,295,210
13,737,000	Regions Financial Corp., Ser D, 5.750%(D)	12,483,045
		97,551,820
	Utilities — 5.1%
15,184,000	Edison International, Ser A, 5.375%(D)	13,428,465
21,000	NextEra Energy Capital Holdings, Inc., 4.255%, 9/1/24	20,795
25,846,000	Sempra Energy, 4.875%(D)	24,205,025
4,569,000	System Energy Resources, Inc., 6.000%, 4/15/28	4,689,286
		42,343,571
	Energy — 4.3%
26,673,000	BP Capital Markets PLC (United Kingdom), 4.875%(D)	24,239,089
4,068,000	Enbridge, Inc. (Canada), 2.150%, 2/16/24	3,949,120
6,180,000	Energy Transfer LP, (3M LIBOR +3.018%), 7.831%, 11/1/66(B)	4,480,500
3,749,000	Energy Transfer LP, Ser G, 7.125%(D)	3,152,909
		35,821,618
	Consumer Discretionary — 2.2%
4,853,000	General Motors Financial Co., Inc., 6.050%, 10/10/25	4,929,469
3,304,000	Magallanes, Inc., 144a, 3.428%, 3/15/24	3,228,020
10,436,000	NCL Corp. Ltd., 144a, 8.375%, 2/1/28	10,471,769
		18,629,258
	Industrials — 1.5%
13,047,000	Neptune Bidco US, Inc., 144a, 9.290%, 4/15/29	12,095,874
	Consumer Staples — 0.2%
3,078,000	Macy's Retail Holdings LLC, 4.300%, 2/15/43	1,895,300
	Information Technology — 0.0%
483,000	Micron Technology, Inc., 3.477%, 11/1/51	313,562
	Total Corporate Bonds	$208,651,003

Touchstone Flexible Income Fund (Continued)
Shares		MarketValue
	Preferred Stocks — 7.0%
	Financials — 5.6%
620,694	AGNC Investment Corp. REIT, Ser F, 6.125%(D)	$ 12,109,740
425,955	Annaly Capital Management, Inc. REIT, Ser I, 6.750%(D)	9,562,690
512	Athene Holding Ltd., Ser E, 7.750%(D)	12,232
293,475	Lincoln National Corp., Ser D, 9.000%(D)†	7,483,612
25,511	Morgan Stanley, Ser E, 7.125%(D)	640,326
67,047	National Rural Utilities Cooperative Finance Corp., Ser US, 5.500%, 5/15/64†	1,567,559
130,237	Reinsurance Group of America, Inc., 7.125%, 10/15/52	3,425,233
290,000	Rithm Capital Corp. REIT, Ser D, 7.000%(D)	5,713,000
135,574	Stifel Financial Corp., 5.200%, 10/15/47†	2,796,892
184,063	Virtus Convertible & Income Fund, Ser A, 5.625%(D)	3,972,079
		47,283,363
	Utilities — 1.1%
316,505	Brookfield Renewable Partners LP (Canada), Ser 17, 5.250%(D)	6,247,809
128,895	Entergy Louisiana LLC, 4.875%, 9/1/66	3,014,854
1,065	Entergy Mississippi LLC, 4.900%, 10/1/66	24,580
		9,287,243
	Energy — 0.3%
87,656	Enbridge, Inc. (Canada), Ser 5, 5.375%(D)	1,796,948
32,865	Enbridge, Inc. (Canada), Ser L, 5.858%(D)	663,216
		2,460,164
	Total Preferred Stocks	$59,030,770
	Investment Funds — 5.8%
241,449	Allspring Income Opportunities±	1,528,372
626,101	BlackRock Corporate High Yield Fund, Inc.±†	5,459,601
67,704	BlackRock Credit Allocation Income Trust±	696,674
90,324	BlackRock Ltd. Duration Income Trust±	1,184,148
163,469	BlackRock MuniHoldings Fund, Inc.±	1,969,801
514,851	BlackRock MuniVest Fund, Inc.±	3,562,769
181,932	BlackRock MuniYield Quality Fund III, Inc.±	2,063,109
18,216	Cohen & Steers Ltd. Duration Preferred & Income Fund, Inc.±	324,973
198,382	Eaton Vance Municipal Bond Fund±	2,063,173
89,857	First Trust High Income Long/Short Fund±†	1,019,877
518,862	Invesco Municipal Opportunity Trust±	5,090,036
247,810	Invesco Municipal Trust±	2,458,275
411,219	Invesco Trust for Investment Grade Municipals±	4,087,517
625,723	Nuveen AMT-Free Quality Municipal Income Fund±	6,958,040
147,366	Nuveen Preferred & Income Opportunities Fund±	969,668
392,798	Nuveen Quality Municipal Income Fund±†	4,528,961
875,943	Western Asset High Income Opportunity Fund, Inc.±	3,337,343
122,046	Western Asset High Yield Defined Opportunity Fund, Inc.±†	1,462,111
	Total Investment Funds	$48,764,448
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 1.9%
$ 54,043	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(B)(C)	45,704
15,867,868	LSTAR Securities Investment Ltd., Ser 2023-1, Class A1, 144a, (SOFR +3.500%), 8.320%, 1/1/28(B)	15,867,868
4,805	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 7.316%, 12/25/32(B)	4,457
Principal Amount		MarketValue
	Non-Agency Collateralized Mortgage Obligations — 1.9% (Continued)
$ 101,561	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 4.587%, 9/25/34(B)(C)	$ 97,886
9,742	RALI Series Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	9,061
	Total Non-Agency Collateralized Mortgage Obligations	$16,024,976
	Asset-Backed Securities — 1.2%
340,386	Carmax Auto Owner Trust, Ser 2021-1, Class A3, 0.340%, 12/15/25	329,062
1,561	Flagship Credit Auto Trust, Ser 2021-1, Class A, 144a, 0.310%, 6/16/25	1,558
705,000	GLS Auto Receivables Issuer Trust, Ser 2021-2A, Class C, 144a, 1.080%, 6/15/26	677,504
198,833	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	197,542
3,121,516	Mountain View CLO X Ltd. (Cayman Islands), Ser 2015-10A, Class AR, 144a, (3M LIBOR +0.820%), 5.635%, 10/13/27(B)	3,120,040
750,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-1A, Class B, 144a, (3M LIBOR +1.800%), 6.608%, 4/20/29(B)	722,479
3,000,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-1A, Class D, 144a, (3M LIBOR +6.000%), 10.808%, 4/20/29(B)	2,756,079
468,503	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-3A, Class A1, 144a, (3M LIBOR +0.800%), 5.608%, 7/20/29(B)	463,078
135,015	Verizon Owner Trust, Ser 2020-A, Class A1A, 1.850%, 7/22/24	134,768
560,716	Welk Resorts LLC, Ser 2017-AA, Class A, 144a, 2.820%, 6/15/33	553,010
643,693	Westlake Automobile Receivables Trust, Ser 2021-2A, Class A2A, 144a, 0.320%, 4/15/25	639,383
	Total Asset-Backed Securities	$9,594,503
	Commercial Mortgage-Backed Securities — 0.2%
29,557,012	BANK, Ser 2020-BN26, Class XA, 1.223%, 3/15/63(A)(B)(C)	1,805,440
	Short-Term U.S. Treasury Obligations — 29.4%
40,000,000	U.S. Treasury Bills, 0.000%, 8/1/23#	39,365,774
10,000,000	U.S. Treasury Bills, 4.667%, 6/6/23#	9,919,307
25,000,000	U.S. Treasury Bills, 4.676%, 5/23/23#	24,840,191
15,000,000	U.S. Treasury Bills, 4.690%, 5/30/23#	14,890,275
20,000,000	U.S. Treasury Bills, 4.906%, 6/27/23#	19,783,604
50,000,000	U.S. Treasury Bills, 5.037%, 8/24/23#	49,059,576
40,000,000	U.S. Treasury Bills, 5.095%, 9/7/23#	39,186,435
50,000,000	U.S. Treasury Bills, 5.131%, 7/11/23#	49,353,521
	Total Short-Term U.S. Treasury Obligations	$246,398,683

Touchstone Flexible Income Fund (Continued)
Shares		MarketValue
	Short-Term Investment Funds — 7.2%
58,105,006	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	$ 58,105,006
2,276,706	Invesco Government & Agency Portfolio, Institutional Class, 4.73%∞Ω**	2,276,706
	Total Short-Term Investment Funds	$60,381,712
	Total Short-Term Securities	$306,780,395
	Total Investment Securities—102.8% (Cost $944,749,519)	$861,549,537
	Liabilities in Excess of Other Assets — (2.8%)	(23,254,629)
	Net Assets — 100.0%	$838,294,908
(A)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2023.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
±	Closed-end Fund.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2023 was $2,239,195.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FHLMC – Federal Home Loan Mortgage Corporation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
IO – Interest Only
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $50,596,662 or 6.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Agency Collateralized Mortgage Obligations	$—	$210,898,002	$—	$210,898,002
Corporate Bonds	—	208,651,003	—	208,651,003
Preferred Stocks	59,030,770	—	—	59,030,770
Investment Funds	48,764,448	—	—	48,764,448
Non-Agency Collateralized Mortgage Obligations	—	16,024,976	—	16,024,976
Asset-Backed Securities	—	9,594,503	—	9,594,503
Commercial Mortgage-Backed Securities	—	1,805,440	—	1,805,440
Short-Term U.S. Treasury Obligations	—	246,398,683	—	246,398,683
Short-Term Investment Funds	60,381,712	—	—	60,381,712
Total Assets	$168,176,930	$693,372,607	$—	$861,549,537
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(642,669)	$—	$(642,669)
Total Liabilities	$—	$(642,669)	$—	$(642,669)
Total	$168,176,930	$692,729,938	$—	$860,906,868

Touchstone Flexible Income Fund (Continued)
Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	6/20/27	$49,500,000	5.000%	ICE	Markit CDX North America High Yield Series 38 5Y Index	$(1,147,531)	$(753,015)	$(394,516)
Wells Fargo	12/20/27	$20,000,000	5.000%	ICE	Markit CDX North America High Yield Series 39 5Y Index	$(236,032)	$12,121	$(248,153)
								$(642,669)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Focused Fund – March 31, 2023
Shares		Market Value
	Common Stocks — 94.0%
	Information Technology — 22.6%
432,791	Apple, Inc.	$ 71,367,236
287,560	Microsoft Corp.	82,903,548
257,624	Oracle Corp.	23,938,422
129,288	Salesforce, Inc.*	25,829,157
114,131	Texas Instruments, Inc.	21,229,507
67,768	Workday, Inc. - Class A*	13,996,803
		239,264,673
	Health Care — 15.4%
136,341	AmerisourceBergen Corp.	21,829,558
196,209	BioMarin Pharmaceutical, Inc.*	19,079,363
277,881	Bristol-Myers Squibb Co.	19,259,932
86,671	HCA Healthcare, Inc.	22,853,409
191,981	Johnson & Johnson	29,757,055
228,400	Medtronic PLC	18,413,608
67,427	UnitedHealth Group, Inc.	31,865,326
		163,058,251
	Financials — 14.2%
748,902	Bank of America Corp.	21,418,597
150,861	Berkshire Hathaway, Inc. - Class B*	46,581,351
77,076	Goldman Sachs Group, Inc. (The)	25,212,330
35,430	LPL Financial Holdings, Inc.	7,171,032
13,475	Markel Corp.*	17,213,100
134,732	PayPal Holdings, Inc.*	10,231,548
100,160	Visa, Inc. - Class A	22,582,074
		150,410,032
	Consumer Discretionary — 10.3%
88,487	Airbnb, Inc. - Class A*	11,007,783
72,279	Alibaba Group Holding Ltd. (China) ADR*	7,385,468
315,140	Amazon.com, Inc.*	32,550,811
206,190	Choice Hotels International, Inc.	24,163,406
101,262	Cracker Barrel Old Country Store, Inc.	11,503,363
99,985	Floor & Decor Holdings, Inc. - Class A*	9,820,527
230,591	Frontdoor, Inc.*	6,428,877
48,188	Hilton Worldwide Holdings, Inc.	6,788,243
		109,648,478
	Communication Services — 10.2%
441,078	Alphabet, Inc. - Class C*	45,872,112
415,250	Comcast Corp. - Class A	15,742,128
114,411	Fox Corp. - Class A	3,895,695
143,614	Meta Platforms, Inc. - Class A*	30,437,551
33,905	Netflix, Inc.*	11,713,499
		107,660,985
	Industrials — 8.4%
134,971	Allegiant Travel Co.*	12,414,632
79,697	Boeing Co. (The)*	16,930,034
3,690	Deere & Co.	1,523,527
74,874	Hubbell, Inc.	18,217,593
237,661	Raytheon Technologies Corp.	23,274,142
Shares		Market Value

	Industrials — (Continued)
183,412	SS&C Technologies Holdings, Inc.	$ 10,357,276
75,631	Stanley Black & Decker, Inc.	6,094,346
		88,811,550
	Consumer Staples — 6.6%
326,549	Coca-Cola Femsa SAB de CV (Mexico) ADR	26,277,398
424,306	Monster Beverage Corp.*	22,916,767
213,062	Philip Morris International, Inc.	20,720,279
		69,914,444
	Energy — 2.6%
251,542	Exxon Mobil Corp.	27,584,096
	Real Estate — 2.2%
460,165	Americold Realty Trust, Inc. REIT	13,091,694
70,700	Jones Lang LaSalle, Inc.*	10,286,143
		23,377,837
	Materials — 1.5%
227,014	DuPont de Nemours, Inc.	16,292,795
	Total Common Stocks	$996,023,141
	Short-Term Investment Fund — 6.0%
63,261,726	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	63,261,726
	Total Investment Securities—100.0% (Cost $645,304,725)	$1,059,284,867
	Liabilities in Excess of Other Assets — (0.0%)	(507,908)
	Net Assets — 100.0%	$1,058,776,959
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$996,023,141	$—	$—	$996,023,141
Short-Term Investment Fund	63,261,726	—	—	63,261,726
Total	$1,059,284,867	$—	$—	$1,059,284,867
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Growth Opportunities Fund – March 31, 2023
Shares		Market Value
	Common Stocks — 96.7%
	Information Technology — 37.0%
71,394	Apple, Inc.	$ 11,772,871
11,131	Atlassian Corp. - Class A*	1,905,293
23,984	Ceridian HCM Holding, Inc.*	1,756,108
30,255	Fortinet, Inc.*	2,010,747
3,372	HubSpot, Inc.*	1,445,745
41,244	Marvell Technology, Inc.	1,785,865
29,252	Microsoft Corp.	8,433,352
17,981	NetApp, Inc.	1,148,087
11,239	NVIDIA Corp.	3,121,857
20,502	Okta, Inc.*	1,768,092
17,397	QUALCOMM, Inc.	2,219,509
13,797	Salesforce, Inc.*	2,756,365
6,164	ServiceNow, Inc.*	2,864,534
13,260	Splunk, Inc.*	1,271,369
11,614	Workday, Inc. - Class A*	2,398,756
		46,658,550
	Health Care — 15.1%
86,996	Alkermes PLC*	2,452,417
26,358	Ascendis Pharma A/S (Denmark) ADR*	2,826,105
4,182	Bio-Rad Laboratories, Inc. - Class A*	2,003,262
8,962	Eli Lilly & Co.	3,077,730
10,716	ICON PLC*	2,288,831
2,909	Thermo Fisher Scientific, Inc.	1,676,660
9,924	UnitedHealth Group, Inc.	4,689,983
		19,014,988
	Consumer Discretionary — 13.4%
53,169	Amazon.com, Inc.*	5,491,826
1,435	Chipotle Mexican Grill, Inc.*	2,451,396
9,784	Home Depot, Inc. (The)	2,887,454
4,793	Lululemon Athletica, Inc.*	1,745,563
43,068	MGM Resorts International	1,913,081
11,853	Tesla, Inc.*	2,459,023
		16,948,343
	Communication Services — 8.1%
87,173	Alphabet, Inc. - Class A*	9,042,455
5,890	Meta Platforms, Inc. - Class A*	1,248,327
		10,290,782
	Industrials — 7.5%
14,852	AMETEK, Inc.	2,158,441
23,220	ITT, Inc.	2,003,886
4,428	TransDigm Group, Inc.	3,263,658
10,162	Union Pacific Corp.	2,045,204
		9,471,189
	Financials — 6.6%
11,305	Arthur J Gallagher & Co.	2,162,760
20,033	Global Payments, Inc.	2,108,273
17,988	Visa, Inc. - Class A	4,055,574
		8,326,607
Shares		Market Value

	Consumer Staples — 4.3%
6,412	Costco Wholesale Corp.	$ 3,185,931
12,269	Diageo PLC (United Kingdom) ADR†	2,222,897
		5,408,828
	Materials — 2.5%
11,615	Celanese Corp.	1,264,757
11,336	Vulcan Materials Co.	1,944,804
		3,209,561
	Energy — 1.3%
31,869	Devon Energy Corp.	1,612,890
	Real Estate — 0.9%
28,593	Spirit Realty Capital, Inc. REIT	1,139,145
	Total Common Stocks	$122,080,883
	Short-Term Investment Funds — 4.8%
4,280,178	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	4,280,178
1,750,375	Invesco Government & Agency Portfolio, Institutional Class, 4.73%∞Ω**	1,750,375
	Total Short-Term Investment Funds	$6,030,553
	Total Investment Securities—101.5% (Cost $88,583,661)	$128,111,436
	Liabilities in Excess of Other Assets — (1.5%)	(1,877,751)
	Net Assets — 100.0%	$126,233,685
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2023 was $1,721,210.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$122,080,883	$—	$—	$122,080,883
Short-Term Investment Funds	6,030,553	—	—	6,030,553
Total	$128,111,436	$—	$—	$128,111,436
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Growth Fund – March 31, 2023
Shares		Market Value
	Common Stocks — 97.5%
	Information Technology — 26.1%
106,168	Cadence Design Systems, Inc.*	$ 22,304,835
98,190	CDW Corp.	19,136,249
283,961	Ceridian HCM Holding, Inc.*	20,791,624
64,542	EPAM Systems, Inc.*	19,298,058
449,260	Fortinet, Inc.*	29,857,820
44,937	HubSpot, Inc.*	19,266,739
393,960	Marvell Technology, Inc.	17,058,468
259,539	Microchip Technology, Inc.	21,744,177
58,798	MongoDB, Inc.*	13,706,990
259,702	NetApp, Inc.	16,581,973
81,407	Nice Ltd. (Israel) ADR*	18,633,248
172,263	Palo Alto Networks, Inc.*	34,407,812
189,753	Splunk, Inc.*	18,193,518
39,265	Teledyne Technologies, Inc.*	17,565,590
		288,547,101
	Industrials — 20.0%
156,085	AMETEK, Inc.	22,683,833
294,218	Copart, Inc. *	22,128,136
260,039	CoStar Group, Inc.*	17,903,685
390,328	Genpact Ltd.	18,040,960
116,062	JB Hunt Transport Services, Inc.	20,364,238
102,724	Rockwell Automation, Inc.	30,144,358
42,711	TransDigm Group, Inc.	31,480,143
125,959	Waste Connections, Inc.	17,517,118
51,199	Watsco, Inc.	16,289,474
160,505	WESCO International, Inc.	24,804,443
		221,356,388
	Health Care — 18.8%
257,515	Ascendis Pharma A/S (Denmark) ADR*	27,610,758
835,209	Avantor, Inc.*	17,656,318
57,533	Cooper Cos., Inc. (The)	21,480,521
282,835	DexCom, Inc.*	32,859,770
153,522	ICON PLC*	32,790,764
42,092	IDEXX Laboratories, Inc.*	21,049,368
66,468	Insulet Corp.*	21,200,633
101,394	Quest Diagnostics, Inc.	14,345,223
131,754	Sarepta Therapeutics, Inc.*	18,159,654
		207,153,009
	Consumer Discretionary — 14.9%
160,887	Aptiv PLC*	18,049,912
20,165	Chipotle Mexican Grill, Inc.*	34,447,668
124,805	Etsy, Inc.*	13,894,541
203,197	Hilton Worldwide Holdings, Inc.	28,624,361
94,551	Lululemon Athletica, Inc.*	34,434,529
484,845	Tapestry, Inc.	20,901,668
62,776	Vail Resorts, Inc.	14,669,496
		165,022,175
	Financials — 7.6%
111,048	Arthur J Gallagher & Co.	21,244,593
173,873	Global Payments, Inc.	18,298,395
Shares		Market Value

	Financials — (Continued)
88,671	LPL Financial Holdings, Inc.	$ 17,947,010
47,644	MSCI, Inc.	26,665,870
		84,155,868
	Materials — 3.2%
156,588	Celanese Corp.	17,050,867
105,446	Vulcan Materials Co.	18,090,316
		35,141,183
	Energy — 3.0%
498,047	Devon Energy Corp.	25,206,158
255,767	Halliburton Co.	8,092,468
		33,298,626
	Consumer Staples — 1.7%
84,194	Constellation Brands, Inc. - Class A	19,018,583
	Communication Services — 1.2%
188,609	Live Nation Entertainment, Inc.*	13,202,630
	Real Estate — 1.0%
51,097	Essex Property Trust, Inc. REIT	10,686,426
	Total Common Stocks	$1,077,581,989
	Short-Term Investment Fund — 3.7%
41,218,646	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	41,218,646
	Total Investment Securities—101.2% (Cost $921,323,103)	$1,118,800,635
	Liabilities in Excess of Other Assets — (1.2%)	(13,023,432)
	Net Assets — 100.0%	$1,105,777,203
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,077,581,989	$—	$—	$1,077,581,989
Short-Term Investment Fund	41,218,646	—	—	41,218,646
Total	$1,118,800,635	$—	$—	$1,118,800,635
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Non-US ESG Equity Fund – March 31, 2023
Shares		Market Value
	Common Stocks — 96.2%
	France — 18.6%
	Energy — 6.2%
549,660	TotalEnergies SE ADR	$ 32,457,423
	Financials — 2.1%
189,548	BNP Paribas SA	11,319,349
	Industrials — 6.7%
292,590	Cie de Saint-Gobain	16,631,871
112,964	Schneider Electric SE	18,878,987
	Materials — 3.6%
113,162	Air Liquide SA	18,942,044
	Total France	98,229,674
	Japan — 15.0%
	Communication Services — 2.0%
270,000	Nintendo Co. Ltd.	10,487,232
	Consumer Discretionary — 6.1%
182,300	Denso Corp.	10,290,370
242,300	Sony Group Corp.	22,069,503
	Industrials — 4.3%
323,600	Hitachi Ltd.	17,785,279
326,500	Kubota Corp.	4,950,175
	Information Technology — 2.6%
113,100	Tokyo Electron Ltd.	13,816,985
	Total Japan	79,399,544
	United Kingdom — 13.9%
	Financials — 6.6%
33,647,158	Lloyds Banking Group PLC	19,782,798
153,082	London Stock Exchange Group PLC	14,868,816
	Industrials — 7.3%
172,930	Ashtead Group PLC	10,618,755
489,813	RELX PLC	15,863,540
1,693,200	Rentokil Initial PLC	12,374,832
	Total United Kingdom	73,508,741
	Sweden — 7.3%
	Financials — 5.3%
1,360,587	Svenska Handelsbanken AB - Class A†	11,783,859
989,787	Swedbank AB - Class A†	16,276,674
	Industrials — 2.0%
517,128	Epiroc AB - Class A	10,265,003
	Total Sweden	38,325,536
	Germany — 6.3%
	Communication Services — 2.9%
634,066	Deutsche Telekom AG	15,364,876
	Industrials — 3.4%
385,567	Deutsche Post AG	18,058,280
	Total Germany	33,423,156
	Switzerland — 4.7%
	Health Care — 2.1%
38,174	Roche Holding AG	10,907,938
	Industrials — 2.6%
403,414	ABB Ltd. ADR	13,837,100
	Total Switzerland	24,745,038
	Singapore — 3.8%
	Financials — 2.9%
1,633,500	Oversea-Chinese Banking Corp. Ltd.	15,227,140
Shares		Market Value

	Singapore — (Continued)
	Real Estate — 0.9%
3,405,700	CapitaLand Integrated Commercial Trust REIT	$ 5,079,366
	Total Singapore	20,306,506
	India — 3.7%
	Financials — 3.7%
906,007	ICICI Bank Ltd. ADR	19,551,631
	South Korea — 3.7%
	Communication Services — 2.9%
431,999	KT Corp. ADR*†	4,898,869
452,638	KT Corp.	10,233,993
	Information Technology — 0.8%
7,463	Samsung SDI Co. Ltd.	4,239,274
	Total South Korea	19,372,136
	Taiwan — 3.7%
	Information Technology — 3.7%
208,029	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,350,858
	United States — 3.2%
	Financials — 0.5%
10,586	Visa, Inc. - Class A	2,386,720
	Information Technology — 2.7%
22,489	Apple, Inc.	3,708,436
24,361	Applied Materials, Inc.	2,992,262
26,718	Microsoft Corp.	7,702,799
	Total United States	16,790,217
	Spain — 2.6%
	Consumer Discretionary — 2.6%
204,386	Amadeus IT Group SA*	13,710,940
	Hong Kong — 2.0%
	Financials — 2.0%
1,001,800	AIA Group Ltd.	10,506,235
	Canada — 1.9%
	Financials — 0.9%
32,334	Intact Financial Corp.	4,627,482
	Industrials — 1.0%
129,951	ATS Corp.*	5,441,308
	Total Canada	10,068,790
	Ireland — 1.7%
	Industrials — 1.7%
163,748	AerCap Holdings N.V.*	9,207,550
	Netherlands — 1.7%
	Health Care — 1.7%
477,977	Koninklijke Philips NV	8,778,954
	Denmark — 1.5%
	Industrials — 1.5%
262,919	Vestas Wind Systems A/S	7,662,621
	Thailand — 0.9%
	Industrials — 0.9%
2,342,300	Airports of Thailand PCL*	4,867,568
	Total Common Stocks	$507,805,695

Touchstone Non-US ESG Equity Fund (Continued)
Shares		Market Value
	Preferred Stocks — 2.2%
	Germany — 2.2%
	Consumer Discretionary — 2.2%
86,451	Volkswagen AG, 5.796%(A)	$ 11,798,171
	Short-Term Investment Funds — 6.7%
6,224,544	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	6,224,544
29,054,036	Invesco Government & Agency Portfolio, Institutional Class, 4.73%∞Ω**	29,054,036
	Total Short-Term Investment Funds	$35,278,580
	Total Investment Securities — 105.1% (Cost $483,693,013)	$554,882,446
	Liabilities in Excess of Other Assets — (5.1)%	(27,084,973)
	Net Assets — 100.0%	$527,797,473
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2023 was $26,774,292.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$32,457,423	$65,772,251	$—	$98,229,674
Japan	—	79,399,544	—	79,399,544
United Kingdom	—	73,508,741	—	73,508,741
Sweden	—	38,325,536	—	38,325,536
Germany	—	33,423,156	—	33,423,156
Switzerland	13,837,100	10,907,938	—	24,745,038
Singapore	—	20,306,506	—	20,306,506
India	19,551,631	—	—	19,551,631
South Korea	4,898,869	14,473,267	—	19,372,136
Taiwan	19,350,858	—	—	19,350,858
United States	16,790,217	—	—	16,790,217
Spain	—	13,710,940	—	13,710,940
Hong Kong	—	10,506,235	—	10,506,235
Canada	10,068,790	—	—	10,068,790
Ireland	9,207,550	—	—	9,207,550
Netherlands	—	8,778,954	—	8,778,954
Denmark	—	7,662,621	—	7,662,621
Thailand	—	4,867,568	—	4,867,568
Preferred Stocks	—	11,798,171	—	11,798,171
Short-Term Investment Funds	35,278,580	—	—	35,278,580
Total	$161,441,018	$393,441,428	$—	$554,882,446
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2023
Shares		Market Value
	Common Stocks — 96.6%
	India — 29.1%
	Consumer Discretionary — 4.6%
7,270,097	Jubilant Foodworks Ltd.	$ 39,048,649
2,140,409	Titan Co. Ltd.	65,741,027
	Consumer Staples — 3.7%
1,582,746	Britannia Industries Ltd.	83,427,121
	Energy — 2.6%
2,030,474	Reliance Industries Ltd.	57,735,695
	Financials — 11.7%
1,455,707	Bajaj Finance Ltd.	99,882,872
8,528,327	Bandhan Bank Ltd., 144a*	20,389,159
5,120,125	HDFC Bank Ltd.	100,706,935
8,327,587	ICICI Prudential Life Insurance Co. Ltd., 144a	44,251,944
	Health Care — 3.8%
1,635,069	Apollo Hospitals Enterprise Ltd.	85,989,420
	Information Technology — 0.8%
491,837	Tata Consultancy Services Ltd.	19,278,952
	Materials — 1.9%
1,250,128	Asian Paints Ltd.	42,118,912
	Total India	658,570,686
	China — 20.9%
	Communication Services — 5.8%
1,516,470	Kanzhun Ltd. ADR*	28,858,424
2,076,642	Tencent Holdings Ltd.	101,484,090
	Consumer Discretionary — 7.8%
3,547,174	Alibaba Group Holding Ltd.*	44,926,718
6,592,723	ANTA Sports Products Ltd.	95,720,520
12,968,000	Haidilao International Holding Ltd., 144a*	35,145,740
	Consumer Staples — 3.5%
6,117,306	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	68,127,709
1,675,269	JD Health International, Inc., 144a*	12,422,062
	Health Care — 3.1%
4,368,942	Hangzhou Tigermed Consulting Co. Ltd. Class H, 144a	41,162,905
4,593,510	Wuxi Biologics Cayman, Inc., 144a*	28,305,033
	Industrials — 0.7%
265,719	Contemporary Amperex Technology Co. Ltd. - Class A	15,728,323
	Total China	471,881,524
	Brazil — 16.6%
	Consumer Discretionary — 8.3%
142,116	MercadoLibre, Inc.*	187,317,415
	Consumer Staples — 1.9%
9,195,900	Raia Drogasil SA	44,251,793
	Financials — 3.7%
9,957,142	NU Holdings Ltd. - Class A*	47,395,996
2,999,407	XP, Inc. - Class A*†	35,602,961
	Industrials — 2.7%
4,195,715	Localiza Rent a Car SA	44,080,897
2,250,500	WEG SA	17,982,865
	Total Brazil	376,631,927
	Taiwan — 5.7%
	Information Technology — 5.7%
1,392,470	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	129,527,559
Shares		Market Value

	Singapore — 5.6%
	Communication Services — 5.6%
1,471,686	Sea Ltd. ADR*	$ 127,374,423
	Hong Kong — 4.0%
	Financials — 4.0%
8,582,731	AIA Group Ltd.	90,010,175
	South Korea — 3.5%
	Communication Services — 0.7%
94,294	NAVER Corp.	14,775,023
	Consumer Discretionary — 1.5%
2,081,784	Coupang, Inc.*	33,308,544
	Information Technology — 1.3%
52,886	Samsung SDI Co. Ltd.	30,041,305
	Total South Korea	78,124,872
	Indonesia — 3.2%
	Financials — 3.2%
123,053,800	Bank Central Asia Tbk PT	71,991,900
	United States — 2.4%
	Information Technology — 2.4%
103,296	Lam Research Corp.	54,759,276
	Argentina — 2.3%
	Information Technology — 2.3%
317,202	Globant SA*	52,024,300
	Kazakhstan — 1.7%
	Financials — 1.7%
508,716	Kaspi.KZ JSC GDR	38,408,058
	Thailand — 1.6%
	Consumer Staples — 1.6%
20,231,600	CP ALL PCL	36,735,609
	Total Common Stocks	$2,186,040,309
Number of Rights
	Rights — 0.0%
	Brazil — 0.0%
	Industrials — 0.0%
18,670	Localiza Rent a Car SA*	48,365
	Total Rights	$48,365
Shares
	Short-Term Investment Funds — 4.0%
87,485,841	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	87,485,841
1,792,110	Invesco Government & Agency Portfolio, Institutional Class, 4.73%∞Ω**	1,792,110
	Total Short-Term Investment Funds	$89,277,951
	Total Investment Securities — 100.6% (Cost $1,950,325,629)	$2,275,366,625
	Liabilities in Excess of Other Assets — (0.6)%	(13,211,352)
	Net Assets — 100.0%	$2,262,155,273
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2023 was $1,729,459.

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
JSC – Joint Stock Company
PCL – Public Company Limited
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $181,676,843 or 8.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
India	$—	$658,570,686	$—	$658,570,686
China	28,858,424	443,023,100	—	471,881,524
Brazil	376,631,927	—	—	376,631,927
Taiwan	129,527,559	—	—	129,527,559
Singapore	127,374,423	—	—	127,374,423
Hong Kong	—	90,010,175	—	90,010,175
South Korea	33,308,544	44,816,328	—	78,124,872
Indonesia	—	71,991,900	—	71,991,900
United States	54,759,276	—	—	54,759,276
Argentina	52,024,300	—	—	52,024,300
Kazakhstan	38,408,058	—	—	38,408,058
Thailand	—	36,735,609	—	36,735,609
Rights	48,365	—	—	48,365
Short-Term Investment Funds	89,277,951	—	—	89,277,951
Total	$930,218,827	$1,345,147,798	$—	$2,275,366,625
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Strategic Income Opportunities Fund – March 31, 2023
Principal Amount		Market Value
	Corporate Bonds — 49.6%
	Financials — 10.8%
$ 1,847,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	$ 1,798,568
1,657,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	1,213,649
1,971,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	1,579,331
818,000	Charles Schwab Corp. (The), Ser H, 4.000%(A)	639,079
1,421,000	Citigroup, Inc., Ser W, 4.000%(A)	1,242,423
1,656,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 5.434%, 2/15/27(B)	1,548,855
860,000	Credit Acceptance Corp., 6.625%, 3/15/26	802,265
1,199,000	First Maryland Capital II, (3M LIBOR +0.850%), 5.664%, 2/1/27(B)	1,098,310
343,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	304,511
995,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	937,489
1,930,000	Golub Capital BDC, Inc., 2.050%, 2/15/27	1,580,254
1,014,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 5/15/27	951,446
1,420,000	Morgan Stanley, 5.297%, 4/20/37	1,337,241
1,882,000	PNC Capital Trust, (3M LIBOR +0.570%), 5.532%, 6/1/28(B)	1,694,486
1,363,000	Prudential Financial, Inc., 5.125%, 3/1/52	1,200,927
890,000	Sabra Health Care LP REIT, 3.900%, 10/15/29	735,171
1,824,000	Sixth Street Specialty Lending, Inc., 2.500%, 8/1/26	1,602,351
802,000	Springleaf Finance Corp., 6.875%, 3/15/25	773,062
1,678,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	1,235,632
1,824,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 5.530%, 5/15/27(B)	1,658,868
		23,933,918
	Consumer Discretionary — 7.4%
1,895,000	Brunswick Corp., 4.400%, 9/15/32	1,647,960
938,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	772,579
1,636,000	Ferguson Finance PLC, 144a, 4.650%, 4/20/32	1,552,984
315,000	Ford Motor Co., 4.750%, 1/15/43	241,552
460,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	421,130
730,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/26	710,829
2,794,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	2,274,812
1,665,000	GENM Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	1,292,858
1,781,000	Imperial Brands Finance PLC (United Kingdom), 144a, 3.500%, 7/26/26	1,666,797
983,000	Royal Caribbean Cruises Ltd., 144a, 5.375%, 7/15/27	880,596
1,000,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	916,998
1,629,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	1,461,332
355,000	Warnermedia Holdings, Inc., 144a, 4.279%, 3/15/32	316,422
1,636,000	Warnermedia Holdings, Inc., 144a, 5.141%, 3/15/52	1,320,910
1,076,000	Wynn Macau Ltd. (Macao), 144a, 4.875%, 10/1/24	1,043,720
		16,521,479
	Energy — 6.4%
911,000	Callon Petroleum Co., 6.375%, 7/1/26	865,450
1,222,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	1,153,237
1,010,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	907,838
1,200,000	DCP Midstream Operating LP, 144a, 5.850%, 5/21/43	1,172,135
171,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.500%, 10/1/25	165,656
201,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.000%, 1/15/27	198,297
149,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 2/1/29	137,157
Principal Amount		Market Value

	Energy — (Continued)
$ 903,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.000%, 2/1/31	$ 831,393
1,086,067	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	850,510
405,000	Mesquite Energy, Inc., 7.250%, 2/15/24	2,531
853,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	798,688
1,310,000	Murphy Oil Corp., 6.375%, 7/15/28	1,289,836
1,605,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	1,767,038
784,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	696,615
350,000	Petroleos Mexicanos (Mexico), 6.375%, 1/23/45	220,986
750,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	547,056
1,219,000	Plains All American Pipeline LP, (3M LIBOR +4.110%), 8.974%(A)(B)	1,079,034
1,110,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29	1,007,325
540,000	YPF SA (Argentina), 9.000%, 2/12/26	523,638
		14,214,420
	Industrials — 6.2%
345,000	Adani Ports & Special Economic Zone Ltd. (India), 3.375%, 7/24/24	319,298
1,051,000	American Axle & Manufacturing, Inc., 6.500%, 4/1/27	966,920
1,056,000	Amsted Industries, Inc., 144a, 4.625%, 5/15/30	948,790
773,000	Boeing Co. (The), 5.805%, 5/1/50	775,283
948,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	861,523
1,190,000	Cemex SAB de CV (Mexico), 144a, 5.125%(A)	1,065,586
1,236,000	Cimpress PLC (Ireland), 7.000%, 6/15/26	1,009,911
910,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	910,605
2,046,000	Mohawk Industries, Inc., 3.625%, 5/15/30	1,853,504
1,269,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC, 144a, 4.000%, 10/15/27	1,139,562
869,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	758,622
812,000	TK Elevator Holdco GmbH (Germany), 144a, 7.625%, 7/15/28	713,679
813,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	814,939
1,716,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,544,650
		13,682,872
	Utilities — 4.8%
1,636,000	CMS Energy Corp., 4.750%, 6/1/50	1,413,471
1,155,000	Edison International, 4.125%, 3/15/28	1,095,797
1,075,000	Edison International, Ser B, 5.000%(A)	890,909
600,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 8.450%, 8/10/28	581,256
554,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	529,237
1,750,000	Minejesa Capital BV (Indonesia), 4.625%, 8/10/30	1,537,528
1,395,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.125%), 6.991%, 6/15/67(B)	1,190,725
1,155,000	Pacific Gas & Electric Co., 2.500%, 2/1/31	935,112
1,110,000	PPL Capital Funding, Inc., Ser A, (3M LIBOR +2.665%), 7.828%, 3/30/67(B)	960,154
2,049,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 6.976%, 5/15/67(B)	1,646,705
		10,780,894
	Communication Services — 4.0%
945,000	Arches Buyer, Inc., 144a, 4.250%, 6/1/28	789,784
473,000	Belo Corp., 7.750%, 6/1/27	453,186
1,023,000	British Telecommunications PLC (United Kingdom), 5.125%, 12/4/28	1,031,756

Touchstone Strategic Income Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 49.6% (Continued)
	Communication Services — (Continued)
$ 809,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	$ 729,066
1,820,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	1,509,781
1,417,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	1,340,682
1,038,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	511,838
1,056,000	Gray Escrow II, Inc., 144a, 5.375%, 11/15/31	701,184
1,279,000	Paramount Global, 4.200%, 5/19/32	1,097,657
814,000	Stagwell Global, 144a, 5.625%, 8/15/29	713,827
		8,878,761
	Consumer Staples — 2.6%
950,000	Coruripe Netherlands BV (Brazil), 144a, 10.000%, 2/10/27	665,000
1,319,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 6.500%, 12/1/52	1,252,579
1,002,000	QVC, Inc., 4.375%, 9/1/28	405,810
1,127,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	1,020,610
1,500,000	Ulker Biskuvi Sanayi AS (Turkey), 144a, 6.950%, 10/30/25	1,301,370
1,252,000	United Rentals North America, Inc., 3.750%, 1/15/32	1,078,285
		5,723,654
	Materials — 2.2%
1,236,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	927,909
1,502,000	Celanese US Holdings LLC, 6.165%, 7/15/27	1,515,857
1,700,000	Freeport Indonesia PT (Indonesia), 144a, 5.315%, 4/14/32	1,582,855
228,000	Hudbay Minerals, Inc. (Canada), 144a, 4.500%, 4/1/26	212,006
850,000	OCP SA (Morocco), 3.750%, 6/23/31	691,730
		4,930,357
	Health Care — 2.2%
1,259,000	CVS Health Corp., 5.050%, 3/25/48	1,174,328
860,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	745,130
862,000	MEDNAX, Inc., 144a, 5.375%, 2/15/30†	780,110
1,401,000	Mylan, Inc., 4.550%, 4/15/28	1,341,522
860,000	US Acute Care Solutions LLC, 144a, 6.375%, 3/1/26	765,770
		4,806,860
	Real Estate — 1.5%
860,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/27	812,872
434,000	Kilroy Realty LP REIT, 2.650%, 11/15/33	269,765
992,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 144a, 4.500%, 2/15/29	896,054
1,370,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	1,444,641
		3,423,332
	Information Technology — 1.5%
904,000	Clarivate Science Holdings Corp., 144a, 4.875%, 7/1/29	817,550
1,326,000	Micron Technology, Inc., 2.703%, 4/15/32	1,061,157
586,000	Micron Technology, Inc., 6.750%, 11/1/29	622,571
806,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	758,748
		3,260,026
	Total Corporate Bonds	$110,156,573
	Asset-Backed Securities — 16.5%
2,000,000	AB BSL CLO 3, Ltd. (Cayman Islands), Ser 2021-3A, Class D, 144a, (3M LIBOR +3.200%), 8.008%, 10/20/34(B)	1,789,676
4,267,750	AB Issuer LLC, Ser 2021-1, Class A2, 144a, 3.734%, 7/30/51	3,515,657
Principal Amount		Market Value
	Asset-Backed Securities — 16.5% (Continued)
$ 3,750,000	Birch Grove CLO 2, Ltd. (Cayman Islands), Ser 2021-2A, Class C, 144a, (3M LIBOR +2.250%), 7.048%, 10/19/34(B)	$ 3,498,746
3,930,000	Hardee's Funding LLC, Ser 2021-1A, Class A2, 144a, 2.865%, 6/20/51	3,168,299
2,100,000	Medalist Partners Corporate Finance CLO VI, Ltd. (Cayman Islands), Ser 2020-1A, Class B, 144a, (3M LIBOR +2.700%), 7.492%, 4/17/33(B)	1,987,994
3,750,000	Mill City Mortgage Loan Trust, Ser 2017-2, Class B2, 144a, 4.035%, 7/25/59(B)(C)	3,117,390
4,912,500	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	4,166,832
3,750,000	New Mountain CLO 3, Ltd. (Cayman Islands), Ser CLO-3A, Class C, 144a, (3M LIBOR +2.100%), 6.908%, 10/20/34(B)	3,455,340
2,250,000	Palmer Square CLO, Ltd. (Cayman Islands), Ser 2021-4A, Class D, 144a, (3M LIBOR +2.950%), 7.742%, 10/15/34(B)	2,110,075
3,717,000	STWD, Ltd. (Cayman Islands), Ser 2021-FL2, Class D, 144a, (1M LIBOR +2.800%), 7.509%, 4/18/38(B)	3,139,071
3,300,000	TRTX Issuer, Ltd. (Cayman Islands), Ser 2019-FL3, Class C, 144a, (SOFR30A +2.214%), 6.958%, 10/15/34(B)	3,143,777
3,750,000	Whitebox CLO I, Ltd. (Cayman Islands), Ser 2019-1A, Class BR, 144a, (3M LIBOR +2.050%), 6.866%, 7/24/32(B)	3,529,013
	Total Asset-Backed Securities	$36,621,870
	U.S. Treasury Obligations — 15.8%
9,110,000	U.S. Treasury Bond, 2.375%, 2/15/42	7,312,910
4,539,090	U.S. Treasury Inflation Indexed Notes, 1.500%, 2/15/53	4,603,984
280,000	U.S. Treasury Note, 0.500%, 11/30/23	272,278
8,260,000	U.S. Treasury Note, 2.750%, 8/15/32	7,765,691
7,565,000	U.S. Treasury Note, 3.500%, 2/15/33	7,570,910
7,415,000	U.S. Treasury Note, 4.000%, 2/29/28	7,541,866
	Total U.S. Treasury Obligations	$35,067,639
Shares
	Common Stocks — 5.2%
	Financials — 1.4%
25,150	Bank of America Corp.	719,290
2,465	Goldman Sachs Group, Inc. (The)	806,326
44	Hi-Crush, Inc.(D)	1,662,191
		3,187,807
	Information Technology — 0.8%
6,349	International Business Machines Corp.	832,291
5,215	Texas Instruments, Inc.	970,042
		1,802,333
	Industrials — 0.8%
1,850	Lockheed Martin Corp.	874,551
8,825	Raytheon Technologies Corp.	864,232
		1,738,783
	Materials — 0.6%
39,560	Covia	524,170
12,120	DuPont de Nemours, Inc.	869,852
		1,394,022
	Energy — 0.4%
8,050	Exxon Mobil Corp.	882,763
	Consumer Staples — 0.4%
8,861	Philip Morris International, Inc.	861,732

Touchstone Strategic Income Opportunities Fund (Continued)
Shares		MarketValue
	Common Stocks — 5.2% (Continued)
	Health Care — 0.4%
5,552	Johnson & Johnson	$ 860,560
	Communication Services — 0.4%
41,944	AT&T, Inc.	807,422
	Total Common Stocks	$11,535,422
Principal Amount
	Commercial Mortgage-Backed Securities — 4.0%
$ 4,500,000	BX Commercial Mortgage Trust, Ser 2020-VIV2, Class C, 144a, 3.542%, 3/9/44(B)(C)	3,646,670
5,000,000	CGMS Commercial Mortgage Trust, Ser 2017-B1, Class D, 144a, 3.000%, 8/15/50	3,246,479
2,202,000	GS Mortgage Securities Corp. Trust, Ser 2017-SLP, Class E, 144a, 4.599%, 10/10/32(B)(C)	2,053,446
	Total Commercial Mortgage-Backed Securities	$8,946,595
	Sovereign Government Obligations — 3.1%
850,000	Angolan Government International Bond, 144a, 8.000%, 11/26/29	727,515
697,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	523,193
320,000	Colombia Government International Bond, 10.375%, 1/28/33	364,205
1,350,000	Dominican Republic International Bond, 4.875%, 9/23/32	1,144,470
785,000	Ecuador Government International Bond, 144a, 2.500%, 7/31/35	260,836
657,000	Ecuador Government International Bond, 144a, 5.500%, 7/31/30	305,401
1,000,000	Egypt Government International Bond, 8.500%, 1/31/47	578,138
705,000	Gabon Government International Bond, 144a, 6.625%, 2/6/31	536,434
1,350,000	Ghana Government International Bond, 144a, 8.627%, 6/16/49	445,500
700,000	Nigeria Government International Bond, 144a, 7.625%, 11/28/47	443,765
650,000	Republic of Uzbekistan International Bond, 144a, 3.700%, 11/25/30	521,084
900,000	Serbia International Bond, 2.125%, 12/1/30	680,625
200,000	Ukraine Government International Bond, 144a, 7.253%, 3/15/35	34,000
1,020,000	Ukraine Government International Bond, 7.253%, 3/15/35	173,400
	Total Sovereign Government Obligations	$6,738,566
	Non-Agency Collateralized Mortgage Obligations — 3.0%
1,405,000	Connecticut Avenue Securities Trust, Ser 2022-R04, Class 1M2, 144a, (SOFR30A +3.100%), 7.660%, 3/25/42(B)	1,391,676
3,250,000	Freddie Mac STACR REMIC Trust, Ser 2022-DNA3, Class M1B, 144a, (SOFR30A +2.900%), 7.460%, 4/25/42(B)	3,225,682
2,375,000	Towd Point Mortgage Trust, Ser 2015-2, Class 1B3, 144a, 3.531%, 11/25/60(B)(C)	2,005,586
	Total Non-Agency Collateralized Mortgage Obligations	$6,622,944
	Agency Collateralized Mortgage Obligations — 0.5%
24,634,044	FRESB Mortgage Trust, Ser 2020-SB78, Class X1, 1.132%, 6/25/40(B)(C)(E)	1,033,886
Shares		MarketValue
Preferred Stocks — 0.2%
Financials — 0.2%
95,203	First Republic Bank, Ser K, 4.125%(A)	$ 507,432
Number of Rights
Rights — 0.0%
Energy — 0.0%
27,942	Vistra Energy Corp. Tax Return Rights, 12/6/26*	32,832
Shares
	Short-Term Investment Funds — 1.3%
2,676,839	Dreyfus Government Cash Management, Institutional Shares, 4.71%∞Ω	2,676,839
214,830	Invesco Government & Agency Portfolio, Institutional Class, 4.73%∞Ω**	214,830
	Total Short-Term Investment Funds	$2,891,669
	Total Investment Securities—99.2% (Cost $245,924,610)	$220,155,428
	Other Assets in Excess of Liabilities — 0.8%	1,880,841
	Net Assets — 100.0%	$222,036,269
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2023.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements. Level 3 securities were not considered significant to the Fund.
(E)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2023 was $209,055.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOC – State-Owned Company
SOFR30A – Secured Overnight Financing Rate 30 Day Average
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $105,519,688 or 47.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Strategic Income Opportunities Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$110,156,573	$—	$110,156,573
Asset-Backed Securities	—	36,621,870	—	36,621,870
U.S. Treasury Obligations	—	35,067,639	—	35,067,639
Common Stocks	9,349,061	524,170	1,662,191	11,535,422
Commercial Mortgage-Backed Securities	—	8,946,595	—	8,946,595
Sovereign Government Obligations	—	6,738,566	—	6,738,566
Non-Agency Collateralized Mortgage Obligations	—	6,622,944	—	6,622,944
Agency Collateralized Mortgage Obligations	—	1,033,886	—	1,033,886
Preferred Stocks	507,432	—	—	507,432
Rights	—	32,832	—	32,832
Short-Term Investment Funds	2,891,669	—	—	2,891,669
Other Financial Instruments
Swap Agreements
Credit contracts	—	92,810	—	92,810
Total Assets	$12,748,162	$205,837,885	$1,662,191	$220,248,238
Liabilities:
Other Financial Instruments
Futures
Interest rate contracts	$(96,512)	$—	$—	$(96,512)
Total Liabilities	$(96,512)	$—	$—	$(96,512)
Total	$12,651,650	$205,837,885	$1,662,191	$220,151,726
Measurements Using Unobservable Inputs (Level 3)
Assets	Common Stocks
Beginning balance, March 31, 2022	$22,379
Change in unrealized appreciation (depreciation)	1,639,812
Ending balance, March 31, 2023	$1,662,191
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at March 31, 2023	$1,639,812
Common Stocks	Fair Value	Valuation Technique	Unobservable Input	Value or range of input	Impact to valuation from an increase to the input
Hi-Crush, Inc.	$1,662,191	Market Approach	Transaction Price	$47,500	N/A

Futures Contracts
At March 31, 2023, $315,366 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at March 31, 2023:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
Short Futures:
10-Year U.S. Ultra Long Term Treasury Bond	6/21/2023	86	$10,418,094	$(61,665)
Long Futures:
2-Year U.S. Treasury Note	6/30/2023	209	43,148,703	(34,847)
				$(96,512)

Touchstone Strategic Income Opportunities Fund (Continued)
Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Appreciation
Buy Protection:
Wells Fargo	12/20/27	$9,345,000	5.000%	ICE	Markit CDX North America High Yield Series 39 5Y Index	$(110,286)	$(203,096)	$92,810
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 2023
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Assets
Investments, at cost	$944,749,519	$645,304,725	$88,583,661	$921,323,103	$483,693,013	$1,950,325,629	$245,924,610
Investments, at market value *	$861,549,537	$1,059,284,867	$128,111,436	$1,118,800,635	$554,882,446	$2,275,366,625	$220,155,428
Cash	1,752,055	—	—	—	—	227,431	—
Cash deposits held at prime broker (A)	10,731,459	—	—	—	—	—	944,392
Foreign currency †	2	—	—	—	27,844	7,074,631	115
Dividends and interest receivable	6,297,212	593,108	27,200	363,447	2,617,381	2,310,221	2,144,595
Receivable for capital shares sold	3,579,997	126,839	171,405	1,248,497	67,158	4,875,287	43,148
Receivable for investments sold	1,488,769	682,067	—	—	—	—	—
Receivable for securities lending income	8,256	147	184	—	36,681	6,008	125
Tax reclaim receivable	—	—	—	—	443,767	19,070	5,095
Other assets	28,951	28,242	15,765	32,665	20,836	65,986	13,362
Total Assets	885,436,238	1,060,715,270	128,325,990	1,120,445,244	558,096,113	2,289,945,259	223,306,260

Liabilities
Due to custodian	—	—	—	—	—	—	25,021
Payable for return of collateral for securities on loan	2,276,706	—	1,750,375	—	29,054,036	1,792,110	214,830
Deferred foreign capital gains tax	—	—	—	—	—	3,862,762	—
Payable for capital shares redeemed	2,771,790	499,752	162,146	3,794,656	488,680	7,803,615	270,862
Payable for investments purchased	39,726,375	264,516	—	9,385,437	—	11,452,239	274,992
Payable to Investment Adviser	347,255	546,129	68,399	635,674	285,912	1,874,759	103,218
Payable to other affiliates	132,565	145,043	19,010	192,996	175,347	267,037	53,245
Payable to Trustees	13,060	13,060	13,060	13,060	13,060	13,060	13,060
Payable for professional services	38,134	31,223	24,333	33,255	31,951	51,300	35,273
Payable for reports to shareholders	15,320	17,783	3,445	53,218	9,281	41,459	8,077
Payable for transfer agent services	308,513	400,683	46,055	528,981	223,114	564,884	120,165
Payable for variation margin on futures contracts	—	—	—	—	—	—	17,641
Payable for variation margin on swap agreements	1,383,564	—	—	—	—	—	110,286
Other accrued expenses and liabilities	128,048	20,122	5,482	30,764	17,259	66,761	23,321
Total Liabilities	47,141,330	1,938,311	2,092,305	14,668,041	30,298,640	27,789,986	1,269,991
Net Assets	$838,294,908	$1,058,776,959	$126,233,685	$1,105,777,203	$527,797,473	$2,262,155,273	$222,036,269
Net assets consist of:
Paid-in capital	924,959,712	630,495,530	87,850,100	1,000,337,270	467,035,365	2,945,996,739	314,448,159
Distributable earnings (deficit)	(86,664,804)	428,281,429	38,383,585	105,439,933	60,762,108	(683,841,466)	(92,411,890)
Net Assets	$838,294,908	$1,058,776,959	$126,233,685	$1,105,777,203	$527,797,473	$2,262,155,273	$222,036,269
*Includes market value of securities on loan of:	$2,239,195	$—	$1,721,210	$—	$26,774,292	$1,729,459	$209,055
†Cost of foreign currency:	$3	$—	$—	$—	$27,850	$7,065,581	$124
(A)	Represents segregated cash for futures contracts, swap agreements and/or securities sold short.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund^	Touchstone Mid Cap Growth Fund^	Touchstone Non-US ESG Equity Fund^	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$104,049,715	$45,751,303	$48,229,121	$234,325,231	$406,505,529	$16,202,983	$138,096,456
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,543,063	836,296	1,441,088	8,041,023	19,559,369	1,224,519	45,793,135
Net asset value price per share*	$9.87	$54.71	$33.47	$29.14	$20.78	$13.23	$3.02
Maximum sales charge - Class A shares	3.25%	5.00%	5.00%	5.00%	5.00%	5.00%	3.25%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.20	$57.59	$35.23	$30.67	$21.87	$13.93	$3.12

Pricing of Class C Shares
Net assets applicable to Class C shares	$30,157,592	$12,936,819	$1,485,165	$13,709,183	$3,552,732	$6,153,687	$24,451,007
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,108,317	262,044	44,576	472,749	169,562	477,028	8,074,834
Net asset value and offering price per share**	$9.70	$49.37	$33.32	$29.00	$20.95	$12.90	$3.03

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$668,603,503	$978,944,139	$26,580,502	$548,506,928	$109,721,706	$611,637,048	$59,268,784
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	67,508,889	17,611,953	747,592	17,622,369	5,042,007	45,824,395	19,711,365
Net asset value, offering price and redemption price per share	$9.90	$55.58	$35.55	$31.13	$21.76	$13.35	$3.01

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$35,484,098	$21,144,698	$49,938,897	$209,280,331	$8,017,506	$931,523,186	$220,022
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,583,821	378,272	1,372,074	6,609,374	368,114	69,361,832	73,283
Net asset value, offering price and redemption price per share	$9.90	$55.90	$36.40	$31.66	$21.78	$13.43	$3.00

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$99,955,530	$—	$696,638,369	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	3,148,278	—	51,853,557	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$31.75	$—	$13.43	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Flexible Income Fund and Strategic Income Opportunities Fund. There is no sales load on subscriptions of $500,000 or more for Flexible Income Fund and Strategic Income Opportunities Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
^	The Shares of beneficial interest outstanding and Net asset value and offering price per share were updated to reflect the effect of a 1 for 0.670946, 1 for 0.466797 and 1 for 0.801806 reverse stock split for Class C shares of the Growth Opportunities Fund, the Mid Cap Growth Fund and the Non-US ESG Equity Fund, respectively, on October 14, 2022 (See Note 9 in the Notes to Financial Statements).
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended March 31, 2023
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Investment Income
Dividends*	$10,835,202	$13,836,063	$1,267,121	$10,805,474	$13,740,442	$26,495,673	$827,664
Interest**	23,935,778	—	—	—	—	—	12,123,504
Income from securities loaned	169,318	3,748	481	5,394	131,030	1,207,330	1,199
Total Investment Income	34,940,298	13,839,811	1,267,602	10,810,868	13,871,472	27,703,003	12,952,367
Expenses
Investment advisory fees	4,424,385	6,506,853	961,312	8,142,009	3,431,772	25,218,062	1,413,720
Administration fees	1,079,611	1,422,537	176,172	1,564,851	725,853	3,464,100	355,449
Compliance fees and expenses	3,451	3,451	3,451	3,451	3,451	3,451	3,451
Custody fees	101,522	15,644	9,944	23,353	58,217	663,019	33,283
Professional fees	59,186	51,156	30,112	56,561	66,903	129,464	41,005
Transfer Agent fees, Class A	88,836	34,762	41,643	252,732	307,095	17,834	142,489
Transfer Agent fees, Class C	20,859	11,270	1,448	12,121	3,956	10,957	24,648
Transfer Agent fees, Class Y	495,000	670,666	18,017	636,244	78,896	755,000	61,537
Transfer Agent fees, Institutional Class	14,488	5,476	19,492	99,722	1,806	455,000	54
Transfer Agent fees, Class R6	—	—	—	468	—	945	—
Registration fees, Class A	16,988	13,539	15,036	21,333	22,821	16,305	19,688
Registration fees, Class C	12,818	10,349	9,575	13,243	11,477	12,639	15,524
Registration fees, Class Y	55,252	29,826	14,200	35,737	16,529	60,667	23,371
Registration fees, Institutional Class	8,558	9,697	15,249	21,389	9,071	36,291	4,891
Registration fees, Class R6	—	—	—	14,057	—	12,921	—
Interest expense on securities sold short	132,970	—	—	—	—	—	—
Reports to Shareholders, Class A	11,514	4,408	4,740	19,043	20,452	3,871	13,453
Reports to Shareholders, Class C	3,781	2,486	1,941	3,580	2,578	2,953	3,521
Reports to Shareholders, Class Y	30,660	42,124	2,411	96,029	12,349	81,238	6,279
Reports to Shareholders, Institutional Class	3,498	2,066	2,444	29,032	2,384	11,708	1,812
Reports to Shareholders, Class R6	—	—	—	7,112	—	29,320	—
Distribution and shareholder servicing expenses, Class A	268,904	109,449	122,335	627,600	912,265	41,592	377,388
Distribution and shareholder servicing expenses, Class C	310,423	152,389	14,959	139,536	41,881	69,097	303,114
Trustee fees	26,690	26,690	26,690	26,690	26,690	26,690	26,690
Other expenses	72,748	311,426	69,810	297,652	227,113	120,733	77,006
Total Expenses	7,242,142	9,436,264	1,560,981	12,143,545	5,983,559	31,243,857	2,948,373
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(364,735)	(11,908)	(180,651)	(293,346)	(57,971)	(23,294)	(340,283)
Net Expenses	6,877,407	9,424,356	1,380,330	11,850,199	5,925,588	31,220,563	2,608,090
Net Investment Income (Loss)	28,062,891	4,415,455	(112,728)	(1,039,331)	7,945,884	(3,517,560)	10,344,277
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)(C)	(10,023,702)	39,975,992	9,372,877	(58,474,330)	25,342,525	(640,219,453)	(21,177,572)
Net realized gains on securities sold short	13,686,575	—	—	—	—	—	—
Net realized gains on written options	541,634	—	—	—	—	—	—
Net realized gains (losses) on futures contracts	(122,038)	—	—	—	—	—	390,539
Net realized gains on swap agreements	1,093,824	—	—	—	—	—	58,911
Net realized gains (losses) on foreign currency transactions	—	—	—	120	(14,347)	(211,102)	—
Net change in unrealized appreciation (depreciation) on investments†	(52,985,589)	(123,057,445)	(28,742,333)	(116,074,744)	(61,547,767)	95,815,559	(4,144,734)
Net change in unrealized appreciation (depreciation) on securities sold short	764,636	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	—	—	—	111,149
Net change in unrealized appreciation (depreciation) on swap agreements	(642,669)	—	—	—	—	—	92,810
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(1)	—	—	—	5,549	(4,666)	(14)
Net Realized and Unrealized Gains (Losses) on Investments	(47,687,330)	(83,081,453)	(19,369,456)	(174,548,954)	(36,214,040)	(544,619,662)	(24,668,911)

Statements of Operations (Continued)
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Change in Net Assets Resulting from Operations	$(19,624,439)	$(78,665,998)	$(19,482,184)	$(175,588,285)	$(28,268,156)	$(548,137,222)	$(14,324,634)
*Net of foreign tax withholding of:	$26,481	$45,225	$2,060	$19,532	$1,797,365	$2,718,177	$—
**Net of foreign tax withholding of:	$—	$—	$—	$—	$—	$—	$15,470
†Includes decrease in deferred foreign capital gains tax of:	$—	$—	$—	$—	$—	$22,378,221	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	Includes foreign capital gains taxes paid of $14,928,252 for the Sands Capital Emerging Markets Growth Fund.
(C)	Net realized gains (losses) on investments includes the realized gains of $25,585,133, $9,473,861, $33,655,665, $33,811,543 and $5,766,929 for the Focused Fund, the Growth Opportunities Fund, the Mid Cap Growth Fund, the Non-US ESG Equity Fund and the Sands Capital Emerging Markets Growth Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

This page intentionally left blank.

Statements of Changes in Net Assets
	Touchstone Flexible Income Fund		Touchstone Focused Fund		Touchstone Growth Opportunities Fund
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
From Operations
Net investment income (loss)	$28,062,891	$27,793,766	$4,415,455	$1,134,595	$(112,728)	$(496,055)
Net realized gains (losses) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts, foreign currency transactions and capital gain distributions received	5,176,293	5,078,799	39,975,992	105,788,449	9,372,877	19,382,164
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(52,863,623)	(49,986,963)	(123,057,445)	6,341,938	(28,742,333)	(1,297,245)
Change in Net Assets from Operations	(19,624,439)	(17,114,398)	(78,665,998)	113,264,982	(19,482,184)	17,588,864

Distributions to Shareholders:
Distributed earnings, Class A	(4,717,917)	(3,914,740)	(1,323,048)	(2,981,004)	(1,052,167)	(10,095,137)
Distributed earnings, Class B	—	—	—	—	—	—
Distributed earnings, Class C	(1,135,312)	(1,030,204)	(479,642)	(1,434,791)	(31,591)	(389,665)
Distributed earnings, Class Y	(28,330,515)	(22,656,138)	(29,342,137)	(65,864,852)	(445,615)	(4,474,202)
Distributed earnings, Institutional Class	(1,678,942)	(1,622,568)	(460,302)	(1,697,569)	(1,065,373)	(11,185,510)
Distributed earnings, Class R6	—	—	—	—	—	—
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(35,862,686)	(29,223,650)	(31,605,129)	(71,978,216)	(2,594,746)	(26,144,514)
Change in Net Assets from Share Transactions(A)	47,371,465	103,096,464	(31,834,824)	11,900,180	(13,939,394)	9,872,785

Total Increase (Decrease) in Net Assets	(8,115,660)	56,758,416	(142,105,951)	53,186,946	(36,016,324)	1,317,135

Net Assets
Beginning of period	846,410,568	789,652,152	1,200,882,910	1,147,695,964	162,250,009	160,932,874
End of period	$838,294,908	$846,410,568	$1,058,776,959	$1,200,882,910	$126,233,685	$162,250,009
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Mid Cap Growth Fund		Touchstone Non-US ESG Equity Fund		Touchstone Sands Capital Emerging Markets Growth Fund		Touchstone Strategic Income Opportunities Fund
For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022

$(1,039,331)	$(6,572,899)	$7,945,884	$5,424,800	$(3,517,560)	$(30,231,867)	$10,344,277	$9,102,699
(58,474,210)	231,808,914	25,328,178	60,595,989	(640,430,555)	(237,979,435)	(20,728,122)	8,067,439
(116,074,744)	(115,521,773)	(61,542,218)	(68,893,052)	95,810,893	(970,965,235)	(3,940,789)	(29,107,246)
(175,588,285)	109,714,242	(28,268,156)	(2,872,263)	(548,137,222)	(1,239,176,537)	(14,324,634)	(11,937,108)

(6,220,488)	(48,088,579)	(26,255,264)	(55,428,678)	—	(393,240)	(6,312,333)	(5,076,894)
—	—	—	—	—	—	—	(92,062)
(345,866)	(5,041,824)	(213,268)	(801,994)	—	(119,388)	(1,030,344)	(846,395)
(13,426,881)	(98,678,809)	(6,972,747)	(18,663,839)	—	(29,163,383)	(3,314,078)	(3,939,569)
(4,640,652)	(50,376,807)	(560,443)	(1,214,241)	—	(41,115,494)	(9,886)	(4,036)
(2,316,913)	(5,039,178)	—	—	(81,972)	(13,193,519)	—	—
—	—	—	—	—	—	(270,472)	—
—	—	—	—	—	—	(44,149)	—
—	—	—	—	—	—	(142,003)	—
—	—	—	—	—	—	(424)	—
(26,950,800)	(207,225,197)	(34,001,722)	(76,108,752)	(81,972)	(83,985,024)	(11,123,689)	(9,958,956)
(7,136,305)	44,308,317	(38,659,439)	7,273,709	(767,650,282)	543,334,433	(79,047,952)	(18,679,977)

(209,675,390)	(53,202,638)	(100,929,317)	(71,707,306)	(1,315,869,476)	(779,827,128)	(104,496,275)	(40,576,041)

1,315,452,593	1,368,655,231	628,726,790	700,434,096	3,578,024,749	4,357,851,877	326,532,544	367,108,585
$1,105,777,203	$1,315,452,593	$527,797,473	$628,726,790	$2,262,155,273	$3,578,024,749	$222,036,269	$326,532,544

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Flexible Income Fund				Touchstone Focused Fund
	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,949,261	$19,635,751	1,667,801	$18,708,179	128,846	$6,894,157	251,214	$15,729,509
Reinvestment of distributions	388,079	3,870,207	287,086	3,194,417	21,704	1,109,299	40,130	2,514,954
Cost of Shares redeemed	(2,571,462)	(25,778,622)	(2,092,760)	(23,321,227)	(192,440)	(10,429,070)	(241,848)	(15,316,752)
Change from Class A Share Transactions	(234,122)	(2,272,664)	(137,873)	(1,418,631)	(41,890)	(2,425,614)	49,496	2,927,711
Class C
Proceeds from Shares issued	686,751	6,717,462	570,123	6,275,318	12,087	566,150	13,299	768,119
Reinvestment of distributions	105,930	1,038,338	84,578	926,694	10,085	466,230	24,476	1,402,008
Cost of Shares redeemed	(1,251,828)	(12,380,274)	(1,144,286)	(12,561,013)	(125,785)	(6,107,575)	(139,769)	(8,043,500)
Change from Class C Share Transactions	(459,147)	(4,624,474)	(489,585)	(5,359,001)	(103,613)	(5,075,195)	(101,994)	(5,873,373)
Class Y
Proceeds from Shares issued	36,287,791	364,040,727	22,477,042	252,114,312	255,735	13,694,394	491,672	30,921,050
Reinvestment of distributions	2,639,690	26,420,909	1,864,466	20,791,361	545,270	28,289,601	998,513	63,493,935
Cost of Shares redeemed	(33,787,591)	(340,046,806)	(14,691,501)	(163,062,234)	(1,303,244)	(70,122,989)	(1,290,574)	(81,764,429)
Change from Class Y Share Transactions	5,139,890	50,414,830	9,650,007	109,843,439	(502,239)	(28,138,994)	199,611	12,650,556
Institutional Class
Proceeds from Shares issued	1,696,154	17,228,989	4,586,557	51,827,041	1,175,646	63,746,078	1,139,671	73,216,877
Reinvestment of distributions	103,315	1,033,361	102,953	1,154,181	8,766	457,231	26,163	1,671,930
Cost of Shares redeemed	(1,439,864)	(14,408,577)	(4,708,529)	(52,950,565)	(1,112,049)	(60,398,330)	(1,117,980)	(72,693,521)
Change from Institutional Class Share Transactions	359,605	3,853,773	(19,019)	30,657	72,363	3,804,979	47,854	2,195,286
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	4,806,226	$47,371,465	9,003,530	$103,096,464	(575,379)	$(31,834,824)	194,967	$11,900,180
^	The March 31, 2023 and March 31, 2022 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.670946 and 1 for 0.466797 reverse stock split for Class C shares of the Growth Opportunities Fund and the Mid Cap Growth Fund, respectively, on October 14, 2022 (See Note 9 in the Notes to Financial Statements).
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Growth Opportunities Fund^				Touchstone Mid Cap Growth Fund^
For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

49,105	$1,557,953	116,102	$5,145,067	1,149,040	$33,283,073	609,620	$22,987,724
33,762	1,012,824	235,351	9,694,083	206,106	5,674,174	1,172,612	43,046,572
(220,816)	(6,887,557)	(157,163)	(6,656,749)	(1,999,047)	(57,232,400)	(1,648,188)	(65,483,714)
(137,949)	(4,316,780)	194,290	8,182,401	(643,901)	(18,275,153)	134,044	550,582

8,088	201,498	3,751	158,216	119,268	2,468,397	119,599	4,681,124
1,042	31,195	9,197	380,795	12,265	336,791	133,006	4,912,253
(32,602)	(269,142)	(8,953)	(417,551)	(766,920)	(4,121,217)	(160,628)	(6,896,222)
(23,472)	(36,449)	3,995	121,460	(635,387)	(1,316,029)	91,977	2,697,155

295,225	10,151,873	62,537	2,694,760	5,400,605	167,527,333	3,105,793	124,588,934
13,728	436,070	100,436	4,383,031	437,185	12,844,496	2,372,638	92,627,783
(192,365)	(6,432,763)	(245,530)	(10,959,478)	(6,112,004)	(187,858,638)	(3,743,224)	(153,939,239)
116,588	4,155,180	(82,557)	(3,881,687)	(274,214)	(7,486,809)	1,735,207	63,277,478

557,663	19,561,366	418,535	18,866,379	5,821,988	178,438,935	5,904,177	248,082,533
32,188	1,046,156	250,571	11,185,510	147,352	4,401,399	946,844	37,513,952
(974,175)	(34,348,867)	(540,597)	(24,601,278)	(5,502,276)	(168,175,053)	(10,207,590)	(421,663,326)
(384,324)	(13,741,345)	128,509	5,450,611	467,064	14,665,281	(3,356,569)	(136,066,841)

—	—	—	—	1,424,522	44,665,985	3,279,068	128,766,328
—	—	—	—	37,637	1,127,220	103,297	4,098,831
—	—	—	—	(1,300,742)	(40,516,800)	(510,052)	(19,015,216)
—	—	—	—	161,417	5,276,405	2,872,313	113,849,943
(429,157)	$(13,939,394)	244,237	$9,872,785	(925,021)	$(7,136,305)	1,476,972	$44,308,317

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Non-US ESG Equity Fund^				Touchstone Sands Capital Emerging Markets Growth Fund
	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022(A)
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(C)
Proceeds from Shares issued	324,540	$6,648,919	432,087	$11,322,133	727,212	$9,594,478	932,246	$19,378,943
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	—	—
Reinvestment of distributions	1,274,364	25,088,883	2,136,876	52,709,823	—	—	18,043	338,842
Cost of Shares redeemed	(1,887,005)	(38,297,224)	(1,705,650)	(44,459,413)	(760,944)	(9,905,638)	(650,702)	(13,094,200)
Change from Class A Share Transactions	(288,101)	(6,559,422)	863,313	19,572,543	(33,732)	(311,160)	299,587	6,623,585
Class C
Proceeds from Shares issued	11,764	217,496	19,427	516,469	65,982	866,191	247,366	5,076,527
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	—	—
Reinvestment of distributions	10,065	199,178	30,652	754,402	—	—	5,585	103,264
Cost of Shares redeemed	(152,377)	(1,851,951)	(98,401)	(2,672,085)	(181,352)	(2,307,945)	(121,471)	(2,287,859)
Change from Class C Share Transactions	(130,548)	(1,435,277)	(48,322)	(1,401,214)	(115,370)	(1,441,754)	131,480	2,891,932
Class Y(D)
Proceeds from Shares issued	1,077,190	22,970,937	1,119,047	30,099,850	27,441,714	368,247,321	48,172,669	986,485,910
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	—	—
Reinvestment of distributions	314,912	6,488,402	684,123	17,627,865	—	—	1,333,117	25,169,244
Cost of Shares redeemed	(2,818,208)	(59,019,649)	(2,065,129)	(56,169,100)	(57,040,810)	(754,544,913)	(42,471,629)	(813,009,608)
Change from Class Y Share Transactions	(1,426,106)	(29,560,310)	(261,959)	(8,441,385)	(29,599,096)	(386,297,592)	7,034,157	198,645,546
Institutional Class
Proceeds from Shares issued	2,540,392	52,559,863	55,768	1,586,151	22,896,832	306,059,299	43,802,336	910,162,747
Reinvestment of distributions	17,720	366,206	36,893	951,899	—	—	1,433,905	27,215,524
Cost of Shares redeemed	(2,594,322)	(54,030,499)	(176,204)	(4,994,285)	(32,673,214)	(436,893,504)	(99,672,313)	(2,063,656,334)
Change from Institutional Class Share Transactions	(36,210)	(1,104,430)	(83,543)	(2,456,235)	(9,776,382)	(130,834,205)	(54,436,072)	(1,126,278,063)
Class R6
Proceeds from Shares issued	—	—	—	—	21,261,334	288,130,511	81,005,724	1,661,844,627
Reinvestment of distributions	—	—	—	—	1,757	21,984	131,400	2,492,653
Cost of Shares redeemed	—	—	—	—	(39,532,909)	(536,918,066)	(11,013,749)	(202,885,847)
Change from Class R6 Share Transactions	—	—	—	—	(18,269,818)	(248,765,571)	70,123,375	1,461,451,433
Change from Share Transactions	(1,880,965)	$(38,659,439)	469,489	$7,273,709	(57,794,398)	$(767,650,282)	23,152,527	$543,334,433
^	The March 31, 2023 and March 31, 2022 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.801806 reverse stock split for Class C shares of the Non-US ESG Equity Fund on October 14, 2022 (See Note 9 in the Notes to Financial Statements).
(A)	Represents the period from commencement of operations (April 26, 2021) through March 31, 2022 for Class R6.
(B)	Represents the period from commencement of operations (July 19, 2021) through March 31, 2022 for Institutional Class.
(C)	Effective July 16, 2021, Class B shares of the AIG Strategic Bond Fund were reorganized into Class A shares of the Touchstone Strategic Income Opportunities Fund.
(D)	Effective July 16, 2021, Class W shares of the AIG Strategic Bond Fund were reorganized into Class Y shares of the Fund.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Strategic Income Opportunities Fund
For the Year Ended March 31, 2023		For the Year Ended March 31, 2022(B)
Shares	Dollars	Shares	Dollars

2,958,390	$9,038,439	4,815,857	$16,755,101
—	—	26,968,139	94,970,590
1,820,338	5,484,016	1,239,383	4,277,504
(13,275,414)	(40,112,375)	(28,766,399)	(100,196,298)
(8,496,686)	(25,589,920)	4,256,980	15,806,897

160,837	495,264	394,276	1,380,604
—	—	9,310,842	32,869,573
297,549	900,381	183,496	634,467
(5,189,258)	(15,898,080)	(8,410,971)	(29,216,271)
(4,730,872)	(14,502,435)	1,477,643	5,668,373

2,194,753	6,670,411	7,611,638	26,407,679
—	—	26,820,573	94,266,176
800,549	2,409,677	794,450	2,740,342
(15,971,682)	(48,014,829)	(42,985,020)	(149,585,379)
(12,976,380)	(38,934,741)	(7,758,359)	(26,171,182)

13,071	40,000	84,145	293,419
3,431	10,310	1,194	4,036
(23,909)	(71,166)	(4,649)	(15,982)
(7,407)	(20,856)	80,690	281,473

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(26,211,345)	$(79,047,952)	(6,002,430)	$(18,679,977)

Financial Highlights
Touchstone Flexible Income Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$10.81	$0.39	$(0.01)	$0.38	$(0.38)	$ (0.06)	$(0.44)	$10.75	3.59%	$110,460	1.04%	1.11%	3.50%	171%
03/31/20	10.75	0.34	(0.68)	(0.34)	(0.36)	—	(0.36)	10.05	(3.33)	99,460	1.05	1.14	3.12	136
03/31/21	10.05	0.41	1.16	1.57	(0.41)	(0.10)	(0.51)	11.11	15.72	121,317	1.04	1.09	3.79	103
03/31/22	11.11	0.34	(0.52)	(0.18)	(0.36)	—	(0.36)	10.57	(1.76)	113,880	1.09	1.11	3.05	61
03/31/23	10.57	0.34	(0.60)	(0.26)	(0.32)	(0.12)	(0.44)	9.87	(2.39)	104,050	1.06	1.11	3.39	52
Class C
03/31/19	$10.67	$0.30	$(0.01)	$0.29	$(0.30)	$ (0.06)	$(0.36)	$10.60	2.77%	$66,926	1.79%	1.86%	2.75%	171%
03/31/20	10.60	0.24	(0.66)	(0.42)	(0.28)	—	(0.28)	9.90	(4.09)	50,767	1.80	1.91	2.37	136
03/31/21	9.90	0.32	1.15	1.47	(0.33)	(0.10)	(0.43)	10.94	14.89	44,389	1.79	1.85	3.04	103
03/31/22	10.94	0.25	(0.51)	(0.26)	(0.28)	—	(0.28)	10.40	(2.52)	37,087	1.84	1.87	2.30	61
03/31/23	10.40	0.26	(0.60)	(0.34)	(0.24)	(0.12)	(0.36)	9.70	(3.16)	30,158	1.81	1.88	2.64	52
Class Y
03/31/19	$10.85	$0.42	$(0.02)	$0.40	$(0.41)	$ (0.06)	$(0.47)	$10.78	3.75%	$459,861	0.79%	0.84%	3.75%	171%
03/31/20	10.78	0.37	(0.68)	(0.31)	(0.39)	—	(0.39)	10.08	(3.07)	464,910	0.80	0.87	3.37	136
03/31/21	10.08	0.44	1.17	1.61	(0.44)	(0.10)	(0.54)	11.15	16.07	587,810	0.79	0.83	4.04	103
03/31/22	11.15	0.36	(0.53)	(0.17)	(0.38)	—	(0.38)	10.60	(1.61)	661,266	0.84	0.85	3.30	61
03/31/23	10.60	0.36	(0.60)	(0.24)	(0.34)	(0.12)	(0.46)	9.90	(2.14)	668,604	0.81	0.85	3.64	52
Institutional Class
03/31/19	$10.84	$0.44	$(0.02)	$0.42	$(0.42)	$ (0.06)	$(0.48)	$10.78	3.95%	$59,138	0.69%	0.82%	3.85%	171%
03/31/20	10.78	0.40	(0.70)	(0.30)	(0.40)	—	(0.40)	10.08	(3.02)	25,798	0.70	0.88	3.47	136
03/31/21	10.08	0.45	1.16	1.61	(0.45)	(0.10)	(0.55)	11.14	16.19	36,136	0.69	0.84	4.14	103
03/31/22	11.14	0.37	(0.52)	(0.15)	(0.39)	—	(0.39)	10.60	(1.45)	34,177	0.74	0.84	3.40	61
03/31/23	10.60	0.37	(0.60)	(0.23)	(0.35)	(0.12)	(0.47)	9.90	(2.04)	35,484	0.71	0.83	3.74	52
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.04%, 1.04% and 1.04%, for Class C was 1.79%, 1.79% and 1.79%, for Class Y was 0.79%, 0.79% and 0.79% and for Institutional Class was 0.69%, 0.69% and 0.69% for the years ended March 31, 2023, 2022 and 2020, respectively.
(3)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.09%, 1.06% and 1.13%, for Class C was 1.86%, 1.82% and 1.90%, for Class Y was 0.83%, 0.80% and 0.86% and for Institutional Class was 0.81%, 0.79% and 0.87% for the years ended March 31, 2023, 2022 and 2020, respectively.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Focused Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(3)	Ratio of gross expenses to average net assets(4)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$42.93	$0.14	$1.39	$1.53	$(0.01)	$ (1.77)	$(1.78)	$42.68	3.82%	$55,399	1.20%	1.32%	0.32%	12%
03/31/20	42.68	0.14	(3.56)	(3.42)	(0.10)	(2.71)	(2.81)	36.45	(9.14)	27,889	1.20(5)	1.19	0.31	13
03/31/21	36.45	(0.02)	24.92	24.90	—	(2.92)	(2.92)	58.43	69.38	48,419	1.22	1.22	(0.05)	18(6)
03/31/22	58.43	(0.10)	5.72	5.62	(0.03)	(3.64)	(3.67)	60.38	9.38	53,028	1.15	1.15	(0.17)	14(6)
03/31/23	60.38	0.09	(4.14)	(4.05)	—	(1.62)	(1.62)	54.71	(6.52)	45,751	1.17	1.17	0.16	5(6)
Class C
03/31/19	$40.89	$(0.18)	$1.32	$1.14	$—	$ (1.77)	$(1.77)	$40.26	3.03%	$33,875	1.95%	1.95%	(0.43)%	12%
03/31/20	40.26	(0.18)	(3.31)	(3.49)	—	(2.71)	(2.71)	34.06	(9.80)	21,961	1.95	1.98	(0.44)	13
03/31/21	34.06	(0.36)	23.19	22.83	—	(2.92)	(2.92)	53.97	68.10	25,241	1.96	1.96	(0.79)	18(6)
03/31/22	53.97	(0.53)	5.30	4.77	—	(3.64)	(3.64)	55.10	8.58	20,147	1.91	1.91	(0.92)	14(6)
03/31/23	55.10	(0.30)	(3.81)	(4.11)	—	(1.62)	(1.62)	49.37	(7.26)	12,937	1.96	1.96	(0.62)	5(6)
Class Y
03/31/19	$43.50	$0.27	$1.39	$1.66	$(0.27)	$ (1.77)	$(2.04)	$43.12	4.13%	$879,704	0.91%	0.91%	0.61%	12%
03/31/20	43.12	0.26	(3.58)	(3.32)	(0.27)	(2.71)	(2.98)	36.82	(8.86)	680,934	0.91	0.91	0.60	13
03/31/21	36.82	0.13	25.21	25.34	(0.14)	(2.92)	(3.06)	59.10	69.89	1,058,713	0.91	0.91	0.27	18(6)
03/31/22	59.10	0.08	5.80	5.88	(0.12)	(3.64)	(3.76)	61.22	9.71	1,108,883	0.86	0.86	0.12	14(6)
03/31/23	61.22	0.25	(4.21)	(3.96)	(0.06)	(1.62)	(1.68)	55.58	(6.26)	978,944	0.88	0.88	0.45	5(6)
Institutional Class
03/31/19	$43.68	$0.30	$1.39	$1.69	$(0.30)	$ (1.77)	$(2.07)	$43.30	4.20%	$29,382	0.83%	0.92%	0.69%	12%
03/31/20	43.30	0.30	(3.60)	(3.30)	(0.31)	(2.71)	(3.02)	36.98	(8.79)	15,267	0.83	0.92	0.68	13
03/31/21	36.98	0.16	25.33	25.49	(0.17)	(2.92)	(3.09)	59.38	70.00	15,323	0.85	0.94	0.32	18(6)
03/31/22	59.38	0.09	5.84	5.93	(0.13)	(3.64)	(3.77)	61.54	9.75	18,825	0.84	0.88	0.15	14(6)
03/31/23	61.54	0.27	(4.22)	(3.95)	(0.07)	(1.62)	(1.69)	55.90	(6.21)	21,145	0.84	0.91	0.50	5(6)
(1)	The net investment income (loss) per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.16%, 1.14% and 1.20% and for Class C was 1.95%, 1.90% and 1.94%, for Class Y was 0.87%, 0.85% and 0.89% and for Institutional Class was 0.83%, 0.83% and 0.83% for the years ended March 31, 2023, 2022 and 2021, respectively.
(4)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.16%, 1.14% and 1.20% and for Class C was 1.95%, 1.90% and 1.94%, for Class Y was 0.87%, 0.85% and 0.89% and for Institutional Class was 0.90%, 0.87% and 0.92%for the years ended March 31, 2023, 2022 and 2021, respectively.
(5)	Net expenses include amounts recouped by the Adviser.
(6)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Growth Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$32.79	$(0.05)	$3.10	$3.05	$—	$ (3.13)	$(3.13)	$32.71	10.40%	$42,404	1.24%	1.37%	(0.17)%	94%(4)
03/31/20	32.71	(0.04)	0.99	0.95	—	(5.72)	(5.72)	27.94	0.63	37,150	1.25	1.41	(0.12)	101(4)
03/31/21	27.94	(0.20)	17.44	17.24	—	(4.11)	(4.11)	41.07	62.56	56,877	1.24	1.34	(0.55)	65
03/31/22	41.07	(0.21)(5)	4.97	4.76	—	(7.19)	(7.19)	38.64	10.48	61,006	1.25	1.31	(0.48)	47(4)
03/31/23	38.64	(0.09)(5)	(4.39)	(4.48)	—(6)	(0.69)	(0.69)	33.47	(11.34)	48,229	1.26	1.37	(0.27)	55(4)
Class C
03/31/19^	$40.37	$(0.73)	$4.05	$3.32	$—	$ (4.67)	$(4.67)	$39.02	9.54%	$3,863	1.99%	2.32%	(0.92)%	94%(4)
03/31/20^	39.02	(0.34)	1.43	1.09	—	(8.53)	(8.53)	31.58	(0.09)	2,724	2.00	2.61	(0.87)	101(4)
03/31/21^	31.58	(1.15)	20.17	19.02	—	(6.13)	(6.13)	44.47	61.29	1,853	1.99	2.70	(1.30)	65
03/31/22^	44.47	(0.57)(5)	5.57	5.00	—	(10.72)	(10.72)	38.75	9.64	1,769	2.00	2.64	(1.23)	47(4)
03/31/23^	38.75	(0.26)(5)	(4.48)	(4.74)	—	(0.69)	(0.69)	33.32	(11.99)	1,485	2.01	2.86	(1.02)	55(4)
Class Y
03/31/19	$33.69	$0.03	$3.19	$3.22	$—	$ (3.13)	$(3.13)	$33.78	10.67%	$43,703	0.99%	1.08%	0.08%	94%(4)
03/31/20	33.78	0.04	1.01	1.05	—	(5.72)	(5.72)	29.11	0.92	26,610	1.00	1.14	0.13	101(4)
03/31/21	29.11	(0.12)	18.20	18.08	—	(4.11)	(4.11)	43.08	62.93	30,742	0.99	1.13	(0.30)	65
03/31/22	43.08	(0.11)(5)	5.19	5.08	—	(7.19)	(7.19)	40.97	10.75	25,851	1.00	1.10	(0.23)	47(4)
03/31/23	40.97	(0.01)(5)	(4.65)	(4.66)	(0.07)	(0.69)	(0.76)	35.55	(11.13)	26,581	1.01	1.15	(0.02)	55(4)
Institutional Class
03/31/19	$34.08	$0.09	$3.21	$3.30	$(0.03)	$ (3.13)	$(3.16)	$34.22	10.79%	$71,406	0.89%	1.01%	0.18%	94%(4)
03/31/20	34.22	0.06	1.02	1.08	—	(5.72)	(5.72)	29.58	1.00	96,361	0.90	1.05	0.23	101(4)
03/31/21	29.58	(0.06)	18.49	18.43	—	(4.11)	(4.11)	43.90	63.13	71,461	0.89	1.03	(0.20)	65
03/31/22	43.90	(0.06)(5)	5.27	5.21	—	(7.19)	(7.19)	41.92	10.84	73,624	0.90	1.02	(0.13)	47(4)
03/31/23	41.92	0.03(5)	(4.76)	(4.73)	(0.10)	(0.69)	(0.79)	36.40	(11.02)	49,939	0.91	1.06	0.08	55(4)
^	Updated to reflect the effect of a 1 for 0.670946 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24%, 1.24% and 1.24%, for Class C was 1.99%, 1.99% and 1.99%, for Class Y was 0.99%, 0.99% and 0.99% and for Institutional Class was 0.89%, 0.89% and 0.89% for the years ended March 31, 2023, 2022 and 2020, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.35%, 1.30% and 1.40%, for Class C was 2.84%, 2.63% and 2.60%, for Class Y was 1.13%,1.09% and 1.13% and for Institutional Class was 1.04% 1.01% and 1.04% for the years ended March 31, 2023, 2022 and 2020, respectively.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income (loss) per share was based on average shares outstanding for the period.
(6)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$28.05	$(0.09)	$3.36	$3.27	$—	$ (2.06)	$(2.06)	$29.26	12.77%	$262,492	1.27%	1.27%	(0.35)%	71%
03/31/20	29.26	(0.07)	(2.06)	(2.13)	(0.01)	(2.23)	(2.24)	24.89	(8.78)	234,307	1.25	1.25	(0.24)	82
03/31/21	24.89	(0.28)	15.64	15.36	—	(2.54)	(2.54)	37.71	61.98	322,432	1.23	1.23	(0.75)	65(4)
03/31/22	37.71	(0.26)(5)	3.44	3.18	—	(6.37)	(6.37)	34.52	7.43	299,763	1.21	1.21	(0.65)	60(4)
03/31/23	34.52	(0.09)(5)	(4.56)	(4.65)	—	(0.73)	(0.73)	29.14	(13.36)	234,325	1.26	1.26	(0.31)	56(4)
Class C
03/31/19^	$39.14	$(1.05)	$5.06	$4.01	$—	$ (4.41)	$(4.41)	$38.74	11.91%	$32,831	2.04%	2.04%	(1.12)%	71%
03/31/20^	38.74	(0.69)	(2.08)	(2.77)	—	(4.78)	(4.78)	31.19	(9.55)	20,918	2.07	2.07	(1.06)	82
03/31/21^	31.19	(1.67)	20.46	18.79	—	(5.44)	(5.44)	44.54	60.65	18,939	2.07	2.07	(1.59)	65(4)
03/31/22^	44.54	(0.64)(5)	4.39	3.75	—	(13.65)	(13.65)	34.64	6.53	17,918	2.04	2.04	(1.48)	60(4)
03/31/23^	34.64	(0.20)(5)	(4.71)	(4.91)	—	(0.73)	(0.73)	29.00	(14.07)	13,709	2.10	2.10	(1.15)	56(4)
Class Y
03/31/19	$29.07	$(0.03)	$3.52	$3.49	$—	$ (2.06)	$(2.06)	$30.50	13.05%	$452,407	1.02%	1.02%	(0.10)%	71%
03/31/20	30.50	(—)(6)	(2.17)	(2.17)	(0.06)	(2.23)	(2.29)	26.04	(8.58)	424,403	1.01	1.01	(—)(6)	82
03/31/21	26.04	(0.18)	16.36	16.18	—	(2.54)	(2.54)	39.68	62.40	641,218	0.99	0.99	(0.52)	65(4)
03/31/22	39.68	(0.18)(5)	3.59	3.41	—	(6.37)	(6.37)	36.72	7.65	657,182	0.99	0.99	(0.43)	60(4)
03/31/23	36.72	(0.02)(5)	(4.84)	(4.86)	—	(0.73)	(0.73)	31.13	(13.15)	548,507	1.03	1.03	(0.07)	56(4)
Institutional Class
03/31/19	$29.32	$(0.01)	$3.54	$3.53	$—	$ (2.06)	$(2.06)	$30.79	13.10%	$349,865	0.97%(7)	0.97%	(0.06)%	71%
03/31/20	30.79	0.01	(2.18)	(2.17)	(0.07)	(2.23)	(2.30)	26.32	(8.49)	357,769	0.94	0.94	0.06	82
03/31/21	26.32	(0.20)	16.58	16.38	—	(2.54)	(2.54)	40.16	62.50	381,463	0.91	0.92	(0.44)	65(4)
03/31/22	40.16	(0.14)(5)	3.64	3.50	—	(6.37)	(6.37)	37.29	7.79	229,028	0.88	0.91	(0.32)	60(4)
03/31/23	37.29	0.02(5)	(4.92)	(4.90)	—	(0.73)	(0.73)	31.66	(13.03)	209,280	0.88	0.96	0.07	56(4)
Class R6
03/31/20(8)	$35.72(9)	$(—)(6)	$(9.40)	$(9.40)	$—	$ —	$—	$26.32	(26.32)%(10)	$2	0.89%(11)	1,279.20%(11)	(0.02)%(11)	82%
03/31/21	26.32	(0.11)	16.51	16.40	—	(2.54)	(2.54)	40.18	62.58	4,603	0.85	1.47	(0.37)	65(4)
03/31/22	40.18	(0.09)(5)	3.63	3.54	—	(6.37)	(6.37)	37.35	7.89	111,561	0.79	0.88	(0.23)	60(4)
03/31/23	37.35	0.05(5)	(4.92)	(4.87)	—	(0.73)	(0.73)	31.75	(12.93)	99,956	0.79	0.91	0.16	56(4)
^	Updated to reflect the effect of a 1 for 0.466797 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A were 1.24%, 1.19% and 1.22%, for Class C were 2.08%, 2.02% and 2.06%, for Class Y were 1.01%, 0.97% and 0.98% and for Institutional Class were 0.86%, 0.86% and 0.90% for Class R6 were 0.77%, 0.77% and 0.84%, for the years ended March 31, 2023, 2022 and 2021.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A were 1.24%, 1.19% and 1.22%, for Class C were 2.08%, 2.02% and 2.06%, for Class Y were 1.01%, 0.97% and 0.98% and for Institutional Class were 0.94%, 0.89% and 0.91%, for Class R6 were 0.89%, 0.86% and 1.46% for the years ended March 31, 2023, 2022 and 2021.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income (loss) per share was based on average shares outstanding for the period.
(6)	Less than $0.005 per share or 0.005%.
(7)	Net expenses include amounts recouped by the Adviser.
(8)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020.
(9)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on February 10, 2020.
(10)	Not annualized.
(11)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Non-US ESG Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$22.01	$0.15	$(0.29)	$(0.14)	$(0.17)	$ (1.76)	$(1.93)	$19.94	(0.37)%	$445,608	1.17%	1.17%	0.70%	40%
03/31/20	19.94	0.17(4)	(2.78)	(2.61)	(0.15)	(0.34)	(0.49)	16.84	13.61	347,021	1.17	1.18	0.84	60
03/31/21	16.84	0.14(4)	9.26	9.40	(0.08)	—	(0.08)	26.16	55.86	496,574	1.12	1.12	0.63	62
03/31/22	26.16	0.18	(0.27)	(0.09)	(0.23)	(2.78)	(3.01)	23.06	(0.98)	457,750	1.09	1.09	0.74	32
03/31/23	23.06	0.29	(1.19)	(0.90)	(0.26)	(1.12)	(1.38)	20.78	(3.50)	406,506	1.18	1.18	1.45	110(5)
Class C
03/31/19^	$23.30	$(0.07)	$(0.26)	$(0.33)	$—	$ (2.20)	$(2.20)	$20.77	(1.18)%	$14,926	1.99%	2.03%	(0.12)%	40%
03/31/20^	20.77	—(4)(6)	(2.88)	(2.88)	(0.05)	(0.42)	(0.47)	17.42	(14.34)	8,099	1.99	2.14	0.02	60
03/31/21^	17.42	(0.05)(4)	9.56	9.51	—	—	—	26.93	54.55	7,782	1.99	2.14	(0.24)	62
03/31/22^	26.93	(0.04)	(0.25)	(0.29)	(0.05)	(3.47)	(3.52)	23.13	(1.85)	5,565	1.99	2.10	(0.16)	32
03/31/23^	23.13	0.19	(1.25)	(1.06)	—	(1.12)	(1.12)	20.95	(4.26)	3,553	1.99	2.29	0.64	110(5)
Class Y
03/31/19	$22.75	$0.21	$(0.31)	$(0.10)	$(0.23)	$ (1.76)	$(1.99)	$20.66	(0.09)%	$207,080	0.90%	0.93%	0.97%	40%
03/31/20	20.66	0.24(4)	(2.88)	(2.64)	(0.20)	(0.34)	(0.54)	17.48	(13.37)	136,239	0.90	0.94	1.11	60
03/31/21	17.48	0.20(4)	9.62	9.82	(0.14)	—	(0.14)	27.16	56.22	182,806	0.90	0.93	0.85	62
03/31/22	27.16	0.25	(0.28)	(0.03)	(0.28)	(2.78)	(3.06)	24.07	(0.74)	155,664	0.90	0.90	0.93	32
03/31/23	24.07	0.42	(1.31)	(0.89)	(0.30)	(1.12)	(1.42)	21.76	(3.27)	109,722	0.92	0.95	1.71	110(5)
Institutional Class
03/31/19	$22.77	$0.22	$(0.32)	$(0.10)	$(0.23)	$ (1.76)	$(1.99)	$20.68	(0.10)%	$44,382	0.89%	0.93%	0.98%	40%
03/31/20	20.68	0.24(4)	(2.88)	(2.64)	(0.20)	(0.34)	(0.54)	17.50	(13.35)	21,739	0.89	0.95	1.12	60
03/31/21	17.50	0.19(4)	9.64	9.83	(0.13)	—	(0.13)	27.20	56.21	13,271	0.89	0.97	0.86	62
03/31/22	27.20	0.29	(0.32)	(0.03)	(0.28)	(2.78)	(3.06)	24.11	(0.74)	9,747	0.89	0.94	0.94	32
03/31/23	24.11	0.24	(1.14)	(0.90)	(0.31)	(1.12)	(1.43)	21.78	(3.31)	8,018	0.91	1.01	1.72	110(5)
^	Updated to reflect the effect of a 1 for 0.801806 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.16%, for Class C was 1.97%, for Class Y was 0.90% and for Institutional Class was 0.89% for the year ended March 31, 2023.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.16%, for Class C was 2.27%, for Class Y was 0.93% and for Institutional Class was 0.99% for the year ended March 31, 2023.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Emerging Markets Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19(2)	$11.21(3)	$(0.01)	$1.95	$1.94	$—	$—	$13.15	17.31%(4)	$1,349	1.60%(5)	4.89%(5)	(0.94)%(5)	31%
03/31/20	13.15	0.05(6)	(1.77)	(1.72)	(0.07)	(0.07)	11.36	(13.19)	2,897	1.60	2.62	0.35	20
03/31/21	11.36	(0.13)	10.02	9.89	—	—	21.25	87.06	20,369	1.60	1.77	(1.22)	27
03/31/22	21.25	(0.21)	(5.07)	(5.28)	(0.32)	(0.32)	15.65	(25.16)	19,694	1.60	1.60	(1.03)	28(7)
03/31/23	15.65	(0.07)(6)	(2.35)	(2.42)	—	—	13.23	(15.35)	16,203	1.60	1.65	(0.50)	30(7)
Class C
03/31/19(2)	$11.21(3)	$(0.04)	$1.94	$1.90	$—	$—	$13.11	16.95%(4)	$59	2.35%(5)	57.88%(5)	(1.69)%(5)	31%
03/31/20	13.11	(0.05)(6)	(1.75)	(1.80)	(0.05)	(0.05)	11.26	(13.81)	1,135	2.35	5.24	(0.40)	20
03/31/21	11.26	(0.14)	9.79	9.65	—	—	20.91	85.70	9,637	2.35	2.82	(1.97)	27
03/31/22	20.91	(0.35)	(4.99)	(5.34)	(0.20)	(0.20)	15.37	(25.69)	9,107	2.35	2.46	(1.78)	28(7)
03/31/23	15.37	(0.16)(6)	(2.31)	(2.47)	—	—	12.90	(16.07)	6,154	2.35	2.56	(1.25)	30(7)
Class Y
03/31/19	$13.56	$(0.03)	$(0.37)	$(0.40)	$—	$—	$13.16	(3.02)%	$318,093	1.35%(8)	1.35%	(0.45)%	31%
03/31/20	13.16	0.08(6)	(1.77)	(1.69)	(0.09)	(0.09)	11.38	(12.96)	423,992	1.33(8)	1.31	0.62	20
03/31/21	11.38	(0.11)	10.09	9.98	—	—	21.36	87.71	1,460,473	1.26	1.26	(0.88)	27
03/31/22	21.36	(0.17)	(5.08)	(5.25)	(0.37)	(0.37)	15.74	(24.89)	1,186,957	1.29	1.29	(0.71)	28(7)
03/31/23	15.74	(0.03)(6)	(2.36)	(2.39)	—	—	13.35	(15.13)	611,637	1.29	1.29	(0.19)	30(7)
Institutional Class
03/31/19	$13.61	$(0.03)	$(0.37)	$(0.40)	$—	$—	$13.21	(2.94)%	$524,670	1.25%	1.27%	(0.35)%	31%
03/31/20	13.21	0.09(6)	(1.77)	(1.68)	(0.10)	(0.10)	11.43	(12.87)	883,508	1.25(8)	1.24	0.70	20
03/31/21	11.43	(0.11)	10.15	10.04	—	—	21.47	87.79	2,867,373	1.21(8)	1.20	(0.83)	27
03/31/22	21.47	(0.29)	(4.97)	(5.26)	(0.38)	(0.38)	15.83	(24.81)	1,252,461	1.20	1.20	(0.62)	28(7)
03/31/23	15.83	(0.02)(6)	(2.38)	(2.40)	—	—	13.43	(15.11)	931,523	1.23	1.23	(0.13)	30(7)
Class R6
03/31/22(9)	$22.37	$0.15	$(6.31)	$(6.16)	$(0.38)	$(0.38)	$15.83	(27.85)%(4)	$1,109,805	1.17%(5)	1.17%(5)	(0.59)%(5)	28%(7)
03/31/23	15.83	(0.01)(6)	(2.39)	(2.40)	— (10)	— (10)	13.43	(15.03)	696,638	1.18	1.18	(0.08)	30(7)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019.
(3)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on November 16, 2018.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment income (loss) per share was based on average shares outstanding for the period.
(7)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(8)	Net expenses include amounts recouped by the Adviser.
(9)	Represents the period from commencement of operations (April 26, 2021) through March 31, 2022.
(10)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Strategic Income Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Return of capital	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/19	$3.38	$0.13	$(0.04)	$0.09	$(0.16)	$ —	$(0.16)	$3.31	2.86%	$153,979	1.14%	1.37%	3.89%	123%
03/31/20	3.31	0.11	(0.15)	(0.04)	(0.12)	—	(0.12)	3.15	(1.37)	143,815	1.10	1.37	3.14	85
03/31/21	3.15	0.10	0.33	0.43	(0.11)	—	(0.11)	3.47	13.87	173,600	1.10	1.37	2.91	111
03/31/22	3.47	0.08	(0.19)	(0.11)	(0.09)	—	(0.09)	3.27	(3.22)	177,574	1.03	1.14	2.38	155(3)
03/31/23	3.27	0.12	(0.24)	(0.12)	(0.12)	(0.01)	(0.13)	3.02	(3.44)	138,096	1.00	1.12	4.01	78
Class C
03/31/19	$3.39	$0.11	$(0.04)	$0.07	$(0.14)	$ —	$(0.14)	$3.32	2.18%	$52,782	1.81%	2.04%	3.22%	123%
03/31/20	3.32	0.08	(0.14)	(0.06)	(0.10)	—	(0.10)	3.16	(2.04)	49,730	1.78	2.05	2.47	85
03/31/21	3.16	0.08	0.33	0.41	(0.09)	—	(0.09)	3.48	13.11	39,402	1.78	2.05	2.26	111
03/31/22	3.48	0.06	(0.20)	(0.14)	(0.06)	—	(0.06)	3.28	(4.03)	42,046	1.74	1.88	1.62	155(3)
03/31/23	3.28	0.10	(0.24)	(0.14)	(0.11)	— (4)	(0.11)	3.03	(4.12)	24,451	1.71	1.90	3.30	78
Class Y
03/31/19	$3.37	$0.14	$(0.03)	$0.11	$(0.17)	$ —	$(0.17)	$3.31	3.38%	$52,676	0.94%	1.17%	4.06%	123%
03/31/20	3.31	0.11	(0.14)	(0.03)	(0.13)	—	(0.13)	3.15	(1.16)	89,806	0.91	1.18	3.28	85
03/31/21	3.15	0.10	0.33	0.43	(0.12)	—	(0.12)	3.46	13.77	140,047	0.90	1.17	3.08	111
03/31/22(5)	3.46	0.09	(0.19)	(0.10)	(0.10)	—	(0.10)	3.26	(2.97)	106,650	0.79	0.91	2.62	155(3)
03/31/23	3.26	0.13	(0.24)	(0.11)	(0.13)	(0.01)	(0.14)	3.01	(3.19)	59,269	0.75	0.87	4.26	78
Institutional Class
03/31/22(6)	$3.50	$0.06	$(0.23)	$(0.17)	$(0.07)	$ —	$(0.07)	$3.26	(4.94)%(7)	$263	0.65%(8)	3.91%(8)	2.56%(8)	155%(3)
03/31/23	3.26	0.13	(0.24)	(0.11)	(0.14)	(0.01)	(0.15)	3.00	(3.35)	220	0.65	3.89	4.36	78
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	Portfolio turnover excludes the purchases and sales of securities of the AIG Flexible Credit Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(4)	Less than $0.005 per share.
(5)	Effective July 16, 2021, Class W shares of the AIG Strategic Bond Fund were reorganized into Class Y shares of the Fund.
(6)	Represents the period from commencement of operations (July 19, 2021) through March 31, 2022 for Institutional Class.
(7)	Not annualized.
(8)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
March 31, 2023
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following seven funds (individually, a "Fund", and collectively, the “Funds”):
Touchstone Flexible Income Fund ("Flexible Income Fund”)
Touchstone Focused Fund ("Focused Fund”)
Touchstone Growth Opportunities Fund ("Growth Opportunities Fund”)
Touchstone Mid Cap Growth Fund ("Mid Cap Growth Fund”)
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund) ("Non-US ESG Equity Fund”)
Touchstone Sands Capital Emerging Markets Growth Fund ("Sands Capital Emerging Markets Growth Fund”)
Touchstone Strategic Income Opportunities Fund ("Strategic Income Opportunities Fund”)
Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X
Non-US ESG Equity Fund	X	X	X	X
Sands Capital Emerging Markets Growth Fund	X	X	X	X	X
Strategic Income Opportunities Fund	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of March 31, 2023, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, credit quality and/or sector allocation. The Strategic Income Opportunities Fund held Level 3 categorized securities during the year ended March 31, 2023. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Flexible Income Fund and Strategic Income Opportunities Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a

Notes to Financial Statements (Continued)
securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short —The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.
As of March 31, 2023, the Flexible Income Fund did not hold any securities sold short.
Options — The Flexible Income Fund and Strategic Income Opportunities Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.
As of March 31, 2023, the Flexible Income Fund and Strategic Income Opportunities Fund did not hold any options.
Futures Contracts — The Flexible Income Fund and the Strategic Income Opportunities Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of March 31, 2023, the Flexible Income Fund did not hold any futures contracts and the Strategic Income Opportunities Fund had futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Flexible Income Fund and Strategic Income Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that

Notes to Financial Statements (Continued)
typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
Effective August 19, 2022 (the “Compliance Date”), the Derivatives Rule replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule. Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker.
As of March 31, 2023, the Flexible Income Fund and Strategic Income Opportunities Fund held swap agreements as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Notes to Financial Statements (Continued)
Forward foreign currency contracts — The Strategic Income Opportunities Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.
As of March 31, 2023, the Strategic Income Opportunities Fund did not hold any forward foreign currency contracts.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Flexible Income Fund and Strategic Income Opportunities Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of March 31, 2023, the Funds did not hold any assets and liabilities that were subject to a MNA.

Notes to Financial Statements (Continued)
The following table sets forth the fair value of the Strategic Income Opportunities Fund's derivative financial instruments by primary risk exposure as of March 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Flexible Income Fund	Swap Agreements - Credit Contracts*	$—	$642,669
Strategic Income Opportunities Fund	Swap Agreements - Credit Contracts*	92,810	—
	Futures Contracts - Interest Rate Contracts**	—	96,512
*	Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Funds' derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Flexible Income Fund	Futures - Interest Rate Contracts*	$(122,038)	$—
	Purchased Options - Equity Contracts**	2,535,906	—
	Written Options - Equity Contracts***	541,634	—
	Swap Agreements - Credit Contracts****	1,093,824	(642,669)
Strategic Income Opportunities Fund	Futures - Interest Rate Contracts*	390,539	111,149
	Swap Agreements - Credit Contracts****	58,911	92,810
*	Statements of Operations Location: Net realized gains (losses) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized gains (losses) on investments.
***	Statements of Operations Location: Net realized gains on written options.
****	Statements of Operations Location: Net realized gains (losses) on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended March 31, 2023, the average quarterly balances of outstanding derivative financial instruments for the Funds were as follows:
	Flexible Income Fund	Strategic Income Opportunities Fund
Equity Contracts:
Purchased Options - Cost	$90,126	$—
Written Options - Premiums received	—*	—
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	13,900,000	1,869,000
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	—*	29,976,015
Futures Contracts (short) - Notional Value	—	8,723,031
*	The balance at each quarter end was zero.
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

Notes to Financial Statements (Continued)
As of March 31, 2023, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Flexible Income Fund	Corporate Bonds	$897,750	$913,500	$15,750
	Investment Funds	861,619	880,432	18,813
	Preferred Stocks	479,826	482,774	2,948
Total Flexible Income Fund		2,239,195	2,276,706	37,511
Growth Opportunities Fund	Common Stocks	1,721,210	1,750,375	29,165
Non-US ESG Equity Fund	Common Stocks	26,774,292	29,054,036	2,279,744
Sands Capital Emerging Markets Growth Fund	Common Stocks	1,729,459	1,792,110	62,651
Strategic Income Opportunities Fund	Corporate Bonds	209,055	214,830	5,775
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all funds except the Flexible Income Fund and the Strategic Income Opportunities Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price).The maximum offering price per share of Class A shares of the Flexible Income Fund and the Strategic Income Opportunities Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Class C, Class Y, Institutional Class and Class R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund and the Strategic Income Opportunities Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund and the Strategic Income Opportunities Fund declare and distribute net investment income, if any, monthly as a dividend to shareholders.Each Fund makes

Notes to Financial Statements (Continued)
distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone ETF Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants will adopt alternative rates such as Secured Overnight Financing Rate (“SOFR”) or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2023:
	Flexible Income Fund	Focused Fund*	Growth Opportunities Fund*	Mid Cap Growth Fund*	Non-US ESG Equity Fund*	Sands Capital Emerging Markets Growth Fund*	Strategic Income Opportunities Fund
Purchases of investment securities	$273,309,767	$47,976,436	$74,189,020	$712,544,065	$574,029,721	$737,836,702	$56,514,287
Proceeds from sales and maturities	$310,917,909	$84,999,406	$70,064,069	$634,629,696	$593,525,780	$1,424,433,698	$142,879,491
*	The Focused Fund, the Growth Opportunities Fund, the Mid Cap Growth Fund, the Non-US ESG Equity Fund and the Sands Capital Emerging Markets Growth Fund had redemption-in-kinds out of the Fund of $52,913,217, $23,415,364, $112,989,735, $45,586,792 and $11,031,468, respectively, which are excluded from the proceeds from sales and maturities.
For the year ended March 31, 2023, purchases and proceeds from sales and maturities in U.S. Government Securities were $36,478,514 and $35,181,929, respectively, for the Flexible Income Fund and $141,645,123 and $132,057,531, respectively, for the Strategic Income Opportunities Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended March 31, 2023.

Notes to Financial Statements (Continued)
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $186,830 for the Funds’ Board for the year ended March 31, 2023.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Flexible Income Fund	0.60% on the first $500 million 0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million 0.65% on the next $400 million 0.60% on such assets in excess of $500 million
Growth Opportunities Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $200 million 0.60% on such assets in excess of $1.2 billion
Non-US ESG Equity Fund	0.65% on the first $1 billion 0.60% on such assets in excess of $1 billion
Sands Capital Emerging Markets Growth Fund	1.00%
Strategic Income Opportunities Fund	0.55% on the first $250 million 0.50% on the next $250 million 0.45% on such assets in excess $500 million
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Bramshill Investments, LLC	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fort Washington Investment Advisors, Inc.*	Westfield Capital Management Company, L.P.
Focused Fund	Growth Opportunities Fund
Strategic Income Opportunities Fund	Mid Cap Growth Fund
Rockefeller & Co., LLC
Non-US ESG Equity Fund
*	Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Flexible Income Fund	1.04%	1.79%	0.79%	0.69%	—	July 29, 2023
Focused Fund	1.20%	1.95%	0.95%	0.83%	—	July 29, 2023
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—	July 29, 2023
Mid Cap Growth Fund	1.39%	2.14%	1.14%	0.86%	0.77%	July 29, 2023
Non-US ESG Equity Fund*	1.17%	1.95%	0.90%	0.89%	—	July 29, 2023
Sands Capital Emerging Markets Growth Fund	1.60%	2.35%	1.35%	1.25%	1.19%	July 29, 2023
Strategic Income Opportunities Fund	1.00%	1.71%	0.75%	0.65%	—	July 29, 2023
*	Prior to July 29, 2022, the expense limitation for Class C was 1.99%.
The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended March 31, 2023, the Adviser or its affiliates waived or reimbursed investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Flexible Income Fund	$—	$15,885	$348,850	$364,735
Focused Fund	—	—	11,908	11,908
Growth Opportunities Fund	—	46,687	133,964	180,651
Mid Cap Growth Fund	—	121,567	171,779	293,346
Non-US ESG Equity Fund	—	—	57,971	57,971
Sands Capital Emerging Markets Growth Fund	—	—	23,294	23,294
Strategic Income Opportunities Fund	—	3,412	336,871	340,283
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of March 31, 2023, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before March 31, 2024	Expires on or before March 31, 2025	Expires on or before March 31, 2026	Total
Flexible Income Fund	$298,950	$140,862	$286,441	$726,253
Focused Fund	15,681	10,171	11,518	37,370
Growth Opportunities Fund	167,127	122,533	114,846	404,506
Mid Cap Growth Fund	38,995	155,930	293,346	488,271
Non-US ESG Equity Fund	59,632	12,644	45,205	117,481
Sands Capital Emerging Markets Growth Fund	3,514	—	—	3,514
Strategic Income Opportunities Fund	—	62,969	101,355	164,324
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended March 31, 2023.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

Notes to Financial Statements (Continued)
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the  Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended March 31, 2023:
Fund	Amount
Flexible Income Fund	$ 5,353
Focused Fund	4,764
Growth Opportunities Fund	3,518
Mid Cap Growth Fund	24,509
Non-US ESG Equity Fund	10,475
Sands Capital Emerging Markets Growth Fund	829
Strategic Income Opportunities Fund	1,754
In addition, the Underwriter collected CDSC on the redemption of Class A shares and Class C shares of the Funds listed below during the year ended March 31, 2023:
Fund	Class A	Class C
Flexible Income Fund	$ 85	$ 354
Focused Fund	—	25
Growth Opportunities Fund	—	12
Non-US ESG Equity Fund	4	—
Strategic Income Opportunities Fund	—	433

Notes to Financial Statements (Continued)
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended March 31, 2023, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended March 31, 2023, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Focused Fund	1,110,382	$ 52,913,217
Growth Opportunities Fund	435,278	12,613,219
Mid Cap Growth Fund	3,482,366	76,179,287
Non-US ESG Equity Fund	2,508,331	45,586,792
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended March 31, 2023, the following Fund participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Non-US ESG Equity Fund	$ 6,110	2.08%	$ 129
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Notes to Financial Statements (Continued)
The tax character of distributions paid for the years ended March 31, 2023 and March 31, 2022 are as follows:
	Flexible Income Fund		Focused Fund		Growth Opportunities Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
From ordinary income	$34,918,465	$29,223,650	$1,277,618	$8,186,308	$1,038,217	$10,829,312
From long-term capital gains	944,221	—	30,327,511	63,791,908	1,556,529	15,315,202
Total distributions	$35,862,686	$29,223,650	$31,605,129	$71,978,216	$2,594,746	$26,144,514
	Mid Cap Growth Fund		Non-US ESG Equity Fund		Sands Capital Emerging Markets Growth Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
From ordinary income	$7,444,034	$63,548,224	$6,761,704	$13,578,798	$81,972	$83,985,024
From long-term capital gains	19,506,766	143,676,973	27,240,018	62,529,954	—	—
Total distributions	$26,950,800	$207,225,197	$34,001,722	$76,108,752	$81,972	$83,985,024
	Strategic Income Opportunities Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022
From ordinary income	$10,666,641	$9,958,956
From return of capital	457,048	—
Total distributions	$11,123,689	$9,958,956
The following information is computed on a tax basis for each item as of March 31, 2023:
	Flexible Income Fund	Focused Fund	Growth Opportunities Fund
Tax cost of portfolio investments	$945,545,571	$645,304,725	$89,094,751
Gross unrealized appreciation on investments	1,323,233	446,236,965	42,588,908
Gross unrealized depreciation on investments	(85,319,267)	(32,256,823)	(3,572,223)
Net unrealized appreciation (depreciation) on investments	(83,996,034)	413,980,142	39,016,685
Gross unrealized depreciation on derivatives and foreign currency transactions	(1)	(1)	—
Net unrealized appreciation (depreciation) on derivatives and foreign currency transactions	(1)	(1)	—
Qualified late year losses	(4,027,992)	—	(633,100)
Undistributed ordinary income	1,564,068	4,415,446	—
Undistributed capital gains	—	9,885,842	—
Other temporary differences	(204,845)	—	—
Accumulated earnings (deficit)	$(86,664,804)	$428,281,429	$38,383,585

Notes to Financial Statements (Continued)
	Mid Cap Growth Fund	Non-US ESG Equity Fund	Sands Capital Emerging Markets Growth Fund	Strategic Income Opportunities Fund
Tax cost of portfolio investments	$927,437,977	$487,173,421	$2,022,016,595	$245,655,368
Gross unrealized appreciation on investments	247,883,501	85,735,347	536,406,219	4,428,719
Gross unrealized depreciation on investments	(56,520,843)	(18,026,322)	(283,056,189)	(29,928,659)
Net unrealized appreciation (depreciation) on investments	191,362,658	67,709,025	253,350,030	(25,499,940)
Gross unrealized appreciation on foreign currency transactions	—	—	20,375	—
Gross unrealized depreciation on derivatives, foreign currency transactions and deferred foreign capital gains tax	—	(17,492)	(3,862,762)	(9)
Net unrealized appreciation (depreciation) on derivatives, foreign currency transactions and deferred foreign capital gains tax	—	(17,492)	(3,842,387)	(9)
Capital loss carryforwards	(85,568,308)	—	(915,847,471)	(66,375,824)
Qualified late year losses	(354,417)	(9,234,255)	(17,501,638)	—
Undistributed ordinary income	—	2,304,830	—	—
Other temporary differences	—	—	—	(536,117)
Accumulated earnings (deficit)	$105,439,933	$60,762,108	$(683,841,466)	$(92,411,890)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities, callable bonds, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP and investments in passive foreign investment company (“PFIC”) adjustments.
As of March 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Mid Cap Growth Fund	$ 85,568,308	$ —	$ 85,568,308
Sands Capital Emerging Markets Growth Fund	468,193,078	447,654,393	915,847,471
Strategic Income Opportunities Fund*	6,475,725	59,900,099	66,375,824
*	Future utilization may be limited under current tax laws.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2023, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Flexible Income Fund	$ 4,027,992	$ —	$ 4,027,992
Growth Opportunities Fund	572,423	60,677	633,100
Mid Cap Growth Fund	—	354,417	354,417
Non-US ESG Equity Fund	9,234,255	—	9,234,255
Sands Capital Emerging Markets Growth Fund	—	17,501,638	17,501,638
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have

Notes to Financial Statements (Continued)
no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating losses, in-kind distributions for shareholder redemptions, and deemed distributions on shareholder redemptions have been made to the following Funds for the year ended March 31, 2023:
Fund	Paid-In Capital	Distributable Earnings
Focused Fund	$ 30,090,100	$ (30,090,100)
Growth Opportunities Fund	9,094,944	(9,094,944)
Mid Cap Growth Fund	30,010,269	(30,010,269)
Non-US ESG Equity Fund	33,811,543	(33,811,543)
Sands Capital Emerging Markets Growth Fund	(56,447,622)	56,447,622
Strategic Income Opportunities Fund	28,246	(28,246)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for

Notes to Financial Statements (Continued)
a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Leverage – The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Fund Share Transactions
At a meeting of the Board held on August 18, 2022, the Advisor proposed, and the Board approved, a reverse stock split of the Growth Opportunities Fund’s, Mid Cap Growth Fund’s and Non-US ESG Equity Fund’s issued and outstanding Class C shares (the “Reverse Stock Split”). The Reverse Stock Split was completed on October 14, 2022 (the “Effective Date”). As a result of the Reverse Stock Split, for each Class C share of a Fund that a shareholder owned as of the Effective Date, the shareholder received a proportional number of Class C shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in a Fund was unchanged and each shareholder continues to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder owned immediately prior to the Reverse Stock Split. The Reverse Stock Split was not a taxable event, nor did it have an impact on the Fund’s holdings or its performance. The Reverse Stock Split was carried out in accordance with a stock split ratio of 1 to 0.670946 for the Growth Opportunities Fund, 1 to 0.466797 for the Mid Cap Growth Fund, and 1 to 0.801806 for the Non-US ESG Equity Fund, calculated to result in a net asset value per share that better aligns the share class prices of such Fund. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and the financial highlights to reflect the effect of the Reverse Stock Split.
10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund), Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Strategic Income Opportunities Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund), Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Strategic Income Opportunities Fund (collectively referred to as the “Funds”) (seven of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting Touchstone Strategic Trust) at March 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Touchstone Strategic Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Non-US ESG Equity Fund
(formerly Touchstone Global ESG Equity Fund)
Touchstone Sands Capital Emerging
Markets Growth Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the five years in the period ended March 31, 2023
Touchstone Strategic Income Opportunities Fund	For the year ended March 31, 2023
The statement of changes in net assets for the year ended March 31, 2022 and the financial highlights for each of the four years in the period ended March 31, 2022 for the Touchstone Strategic Income Opportunities Fund were audited by other auditors whose reports dated May 23, 2022 and May 27, 2021, expressed unqualified opinions on the statement of changes in net assets and the financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

Report of Independent Registered Public Accounting Firm (Continued)
March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
May 22, 2023

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Flexible Income Fund	5.94%
Focused Fund	100.00%
Non-US ESG Equity Fund	100.00%
Strategic Income Opportunities Fund	9.59%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended March 31, 2023 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Flexible Income Fund	3.48%
Focused Fund	100.00%
Non-US ESG Equity Fund	15.38%
Strategic Income Opportunities Fund	5.75%
For the fiscal year ended March 31, 2023, the Funds designated long-term capital gains as follows:
Flexible Income Fund	$ 944,221
Focused Fund	$ 34,832,477
Growth Opportunities Fund	$ 1,556,529
Mid Cap Growth Fund	$ 19,506,766
Non-US ESG Equity Fund	$ 27,240,018
Foreign Tax Income & Foreign Tax Credit
Non-US ESG Equity Fund intends to pass through a foreign tax credit to its shareholders. For the fiscal year ended March 31, 2023, the total amount of foreign source income is $14,120,136 or $0.56 per share. The total amount of foreign taxes to be paid is $1,215,180 or $0.05 per share. Shareholder's allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2022 through March 31, 2023).

Other Items (Unaudited) (Continued)
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2023” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized March 31, 2023	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During the Six Months Ended March 31, 2023*
Flexible Income Fund
Class A	Actual	1.00%	$1,000.00	$1,025.90	$5.05**
Class A	Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04**
Class C	Actual	1.74%	$1,000.00	$1,021.50	$8.77**
Class C	Hypothetical	1.74%	$1,000.00	$1,016.26	$8.75**
Class Y	Actual	0.75%	$1,000.00	$1,026.10	$3.79**
Class Y	Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78**
Institutional Class	Actual	0.65%	$1,000.00	$1,027.60	$3.29**
Institutional Class	Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28**
Focused Fund
Class A	Actual	1.17%	$1,000.00	$1,166.70	$6.32
Class A	Hypothetical	1.17%	$1,000.00	$1,019.10	$5.89
Class C	Actual	1.96%	$1,000.00	$1,161.90	$10.56
Class C	Hypothetical	1.96%	$1,000.00	$1,015.16	$9.85
Class Y	Actual	0.88%	$1,000.00	$1,168.20	$4.76
Class Y	Hypothetical	0.88%	$1,000.00	$1,020.54	$4.43
Institutional Class	Actual	0.84%	$1,000.00	$1,168.50	$4.54
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.74	$4.23
Growth Opportunities Fund
Class A	Actual	1.26%	$1,000.00	$1,155.50	$6.77***
Class A	Hypothetical	1.26%	$1,000.00	$1,018.65	$6.34***
Class C	Actual	2.01%	$1,000.00	$1,151.20	$10.78***
Class C	Hypothetical	2.01%	$1,000.00	$1,014.91	$10.10***
Class Y	Actual	1.01%	$1,000.00	$1,156.70	$5.43***
Class Y	Hypothetical	1.01%	$1,000.00	$1,019.90	$5.09***
Institutional Class	Actual	0.91%	$1,000.00	$1,157.70	$4.90***
Institutional Class	Hypothetical	0.91%	$1,000.00	$1,020.39	$4.58***
Mid Cap Growth Fund
Class A	Actual	1.27%	$1,000.00	$1,151.30	$6.81****
Class A	Hypothetical	1.27%	$1,000.00	$1,018.60	$6.39****
Class C	Actual	2.10%	$1,000.00	$1,146.50	$11.24****
Class C	Hypothetical	2.10%	$1,000.00	$1,014.46	$10.55****
Class Y	Actual	1.03%	$1,000.00	$1,152.50	$5.53****
Class Y	Hypothetical	1.03%	$1,000.00	$1,019.80	$5.19****
Institutional Class	Actual	0.88%	$1,000.00	$1,153.30	$4.72****

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized March 31, 2023	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During the Six Months Ended March 31, 2023*
Institutional Class	Hypothetical	0.88%	$1,000.00	$1,020.54	$4.43****
Class R6	Actual	0.79%	$1,000.00	$1,154.00	$4.24****
Class R6	Hypothetical	0.79%	$1,000.00	$1,020.99	$3.98****
Non-US ESG Equity Fund
Class A	Actual	1.19%	$1,000.00	$1,251.60	$6.68*****
Class A	Hypothetical	1.19%	$1,000.00	$1,019.00	$5.99*****
Class C	Actual	1.98%	$1,000.00	$1,246.60	$11.09*****
Class C	Hypothetical	1.98%	$1,000.00	$1,015.06	$9.95*****
Class Y	Actual	0.93%	$1,000.00	$1,253.10	$5.22*****
Class Y	Hypothetical	0.93%	$1,000.00	$1,020.29	$4.68*****
Institutional Class	Actual	0.92%	$1,000.00	$1,252.70	$5.17*****
Institutional Class	Hypothetical	0.92%	$1,000.00	$1,020.34	$4.63*****
Sands Capital Emerging Markets Growth Fund
Class A	Actual	1.60%	$1,000.00	$1,087.90	$8.33
Class A	Hypothetical	1.60%	$1,000.00	$1,016.95	$8.05
Class C	Actual	2.35%	$1,000.00	$1,083.10	$12.20
Class C	Hypothetical	2.35%	$1,000.00	$1,013.21	$11.80
Class Y	Actual	1.23%	$1,000.00	$1,089.80	$6.41
Class Y	Hypothetical	1.23%	$1,000.00	$1,018.80	$6.19
Institutional Class	Actual	1.21%	$1,000.00	$1,089.20	$6.30
Institutional Class	Hypothetical	1.21%	$1,000.00	$1,018.90	$6.09
Class R6	Actual	1.18%	$1,000.00	$1,090.20	$6.15
Class R6	Hypothetical	1.18%	$1,000.00	$1,019.05	$5.94
Strategic Income Opportunities Fund
Class A	Actual	1.00%	$1,000.00	$1,083.40	$5.19
Class A	Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04
Class C	Actual	1.71%	$1,000.00	$1,079.20	$8.86
Class C	Hypothetical	1.71%	$1,000.00	$1,016.40	$8.60
Class Y	Actual	0.75%	$1,000.00	$1,085.00	$3.90
Class Y	Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78
Institutional Class	Actual	0.65%	$1,000.00	$1,082.00	$3.37
Institutional Class	Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).
**	Excluding dividend and interest expense on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.85, $8.57, $3.59 and $3.09, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.84, $8.55, $3.58 and $3.08, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.66, $10.67, $5.32 and $4.79, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.24, $10.00, $4.99 and $4.48, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and R6 would be $6.70, $11.13, $5.42, $4.62 and $4.14, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and R6 would be $6.29, $10.45, $5.09, $4.33, and $3.88, respectively.
*****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.57, $10.92, $5.06 and $5.00, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.89, $9.80, $4.53 and $4.48, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on

Other Items (Unaudited) (Continued)
at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 12, 2022 through May 12, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 17, 2022, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders.  The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement.  The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services.  The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel.  In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year.  The Board also took into account the Advisor’s compliance policies and procedures.  The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered.  The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues.  The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance.  The Board considered that the Advisor conducts periodic due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s).  The Board noted that the Advisor’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s due diligence reviews of the Sub-Advisors are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
Advisor’s Compensation and Profitability.  The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds.  The information considered by the Board included operating profit margin information for the Advisor’s business as a whole.  The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit all of the Funds’ net operating expenses.  The Board also noted

Other Items (Unaudited) (Continued)
that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds.  The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed.  The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares.  The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.  Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance.  The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group.  The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2022 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies.  The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses.  The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses for all but one of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels.  The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor.  In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Flexible Income Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 1st quintile of its peer group for the six- and thirty-six-month periods ended September 30, 2022 and in the 2nd quintile of its peer group for the twelve-month period ended September 30, 2022.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Focused Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 3rd quintile of its peer group for the six-month period ended September 30, 2022, in the 5th quintile of its peer group for the twelve-month period ended September 30, 2022 and in the 1st quintile of its peer group for the thirty-six-month period ended September 30, 2022.  The Board noted management’s discussion of the Fund’s recent performance.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Growth Opportunities Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 3rd quintile of its peer group for the six-month period ended September 30, 2022 and in the 2nd quintile of its peer group for the twelve- and thirty-six-month periods ended September 30, 2022.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Mid Cap Growth Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 4th quintile of its peer group for the six-month period ended September 30, 2022, while the Fund’s performance was in the 3rd quintile of its peer group for the twelve- and thirty-six-month periods ended September 30, 2022.

Other Items (Unaudited) (Continued)
Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund).  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 5th quintile of its peer group for the six-, twelve- and thirty-six-month periods ended September 30, 2022.  The Board noted management’s discussion of the Fund’s performance.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 4th quintile of its peer group for the six-month period ended September 30, 2022 and in the 5th quintile of its peer group for the twelve-month period ended September 30, 2022, while the Fund’s performance was in the 2nd quintile of its peer group for the thirty-six-month period ended September 30, 2022.  The Board noted management’s discussion of the Fund’s recent performance.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Strategic Income Opportunities Fund.  The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group.  The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.  The Fund’s performance was in the 5th quintile of its peer group for the six- and twelve-month periods ended September 30, 2022 and in the 4th quintile of its peer group for the thirty-six-month period ended September 30, 2022.  The Board noted management’s discussion of the Fund’s performance.  Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Economies of Scale.  The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses.  The Board took into account management’s discussion of the Funds’ advisory fee structure.  The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase.  The Board noted that the advisory fee schedule for each Fund, except the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Touchstone Sands Capital Emerging Markets Growth Fund.  The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone Sands Capital Emerging Markets Growth Fund would not be appropriate at this time.  The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.  The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion.  In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.  The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others:  (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered.  Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement.  The Board’s analysis of these factors is set forth below.  The Independent Trustees were advised by independent legal counsel throughout the process.

Other Items (Unaudited) (Continued)
Nature, Extent and Quality of Services Provided; Investment Personnel.  The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year.  The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest.  The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies.  The Board considered each Sub-Advisor’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.
Sub-Advisor’s Compensation, Profitability and Economies of Scale.  The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds.  In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s-length.  As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that, with the exception of the Touchstone Sands Capital Emerging Markets Growth Fund, the sub-advisory fee schedule for all of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance.  The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund.  The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts.  The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor.  The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s-length.  The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Flexible Income Fund.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Focused Fund.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Growth Opportunities Fund.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Mid Cap Growth Fund.  The Fund’s sub-advisory fee was at the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Non-US ESG Equity Fund (formerly Touchstone Global ESG Equity Fund).  The Fund’s sub-advisory fee was below the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund.  The Fund’s sub-advisory fee was above the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Strategic Income Opportunities Fund.  The Fund’s sub-advisory fee was below the median of its peer group.  Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2022 and as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies.  The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each

Other Items (Unaudited) (Continued)
Sub-Advisor.  The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.
Conclusion.  In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors.  The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others:  (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	39	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	39	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	39	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	39	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	39	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	39	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Advisor to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	39	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	39	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of March 31, 2023, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust, 4 series of Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.
3 Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.
4 Ms. Staley was elected as a Trustee, effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

This page intentionally left blank.

PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54-TST-AR-2303

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $142,100 and $141,100 for the fiscal years ended March 31, 2023 and March 31, 2022, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,900 and $6,800 for the fiscal years ended March 31, 2023 and March 31, 2022, respectively. The fees for 2023 relate to additional fees for valuation procedures and the fees for 2022 relate to the review of Form N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $84,973 and $78,690 for the fiscal years ended March 31, 2023 and March 31, 2022, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,781 and $38,186 for the fiscal years ended March 31, 2023 and March 31, 2022, respectively. The fees relate to tax research and the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $1,219,210 and $568,578 for the fiscal years ended March 31, 2023 and March 31, 2022, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)      Not applicable.

(a)(2)(2)      Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	5/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	5/31/2023

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date:	5/31/2023

* Print the name and title of each signing officer under his or her signature.